UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22167
Virtus Strategy Trust
(Exact name of registrant as specified in charter)

101 Munson Street
Greenfield, MA 01301-9668

Jennifer Fromm, Esq.
Vice President, Chief Legal Officer, Counsel and Secretary for Registrant
One Financial Plaza
Hartford, CT 06103-2608
(Name and address of agent for service)

Registrant's telephone number, including area code:
(800)-243-1574
Date of fiscal year end:
September 30
Date of reporting period:
September 30, 2025

Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Virtus Convertible Fund
Class A / ANZAX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus Convertible Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Convertible Fund Class A / ANZAX	$108	0.96%
Portfolio Manager Commentary by Voya Investment Management Co., LLC
  For the fiscal year ended September 30, 2025, the Fund’s Class A shares at NAV returned 23.97%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, returned 2.88% and the ICE BofA U.S. Convertibles Index, which serves as the style-specific index, returned 19.60%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The ICE BofA U.S. Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund is benchmarked against the ICE BofA U.S. Convertibles Index. Sectors that helped relative performance the most for the 12-month period were technology, health care, and consumer discretionary. Across all three sectors, issue selection was a driver of outperformance, as was the Fund’s underweight positioning. Sectors that hurt relative performance the most for the period were financials, utilities, and transportation. Issue selection had a negative impact in each of these sectors, with additional detraction from an overweight position in financials. The biggest individual contributors to absolute performance during the 12-month period were Strategy, Bloom Energy, and IREN. The biggest detractors from absolute performance during the period were Sunnova Energy International, TransMedics Group, and NextEra Energy. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Strategy	Positive	Strategy is an enterprise software company that operates as a bitcoin treasury. The company benefited from strength in the cryptocurrency markets during the fiscal year.
Bloom Energy	Positive	Bloom Energy is a manufacturer of fuel cells and power generators. The company saw heightened demand stemming from data center buildout and announced plans to double its production capacity.
Sunnova Energy International	Negative	Sunnova Energy is a provider of residential solar infrastructure. The company filed for Chapter 11 bankruptcy during the reporting period.
TransMedics Group	Negative	TransMedics is a medical technology company that facilitates organ transplants. The company underperformed earnings expectations due to lower volumes on transplant procedures, as well as a dip in its market share.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class A shares including any applicable sales charges or fees. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market and style-specific indexes for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	10 Years
Virtus Convertible Fund (Class A/ANZAX) at NAV(1)	23.97%	8.44%	11.89%
Virtus Convertible Fund (Class A/ANZAX) at POP(2),(3)	17.15%	7.22%	11.26%
Bloomberg U.S. Aggregate Bond Index	2.88%	(0.45)%	1.84%
ICE BofA U.S. Convertibles Index	19.60%	8.47%	11.10%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
(3)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. A CDSC may be imposed on certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$1,455,142
Total number of portfolio holdings	120
Total advisory fee paid (‘000s)	$5,917
Portfolio turnover rate as of the end of the reporting period	159%
Asset Allocation(1)
Convertible Bonds and Notes		86%
Software	11%
Computers	10%
Internet	7%
All other Convertible Bonds and Notes	58%
Convertible Preferred Stocks		13%
Short-Term Investment		1%
Total		100%
(1)	Percentage of total investments as of September 30, 2025.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8129
Virtus Convertible Fund

Virtus Convertible Fund
Class C / ANZCX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus Convertible Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574. This report describes changes to the Fund that occurred from the beginning of the reporting period through the date of issuance of this report.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Convertible Fund Class C / ANZCX	$193	1.73%
Portfolio Manager Commentary by Voya Investment Management Co., LLC
  For the fiscal year ended September 30, 2025, the Fund’s Class C shares at NAV returned 23.02%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, returned 2.88% and the ICE BofA U.S. Convertibles Index, which serves as the style-specific index, returned 19.60%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The ICE BofA U.S. Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund is benchmarked against the ICE BofA U.S. Convertibles Index. Sectors that helped relative performance the most for the 12-month period were technology, health care, and consumer discretionary. Across all three sectors, issue selection was a driver of outperformance, as was the Fund’s underweight positioning. Sectors that hurt relative performance the most for the period were financials, utilities, and transportation. Issue selection had a negative impact in each of these sectors, with additional detraction from an overweight position in financials. The biggest individual contributors to absolute performance during the 12-month period were Strategy, Bloom Energy, and IREN. The biggest detractors from absolute performance during the period were Sunnova Energy International, TransMedics Group, and NextEra Energy. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Strategy	Positive	Strategy is an enterprise software company that operates as a bitcoin treasury. The company benefited from strength in the cryptocurrency markets during the fiscal year.
Bloom Energy	Positive	Bloom Energy is a manufacturer of fuel cells and power generators. The company saw heightened demand stemming from data center buildout and announced plans to double its production capacity.
Sunnova Energy International	Negative	Sunnova Energy is a provider of residential solar infrastructure. The company filed for Chapter 11 bankruptcy during the reporting period.
TransMedics Group	Negative	TransMedics is a medical technology company that facilitates organ transplants. The company underperformed earnings expectations due to lower volumes on transplant procedures, as well as a dip in its market share.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class C shares. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market and style-specific indexes for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	10 Years
Virtus Convertible Fund (Class C/ANZCX) at NAV(1) and with CDSC(2)	23.02%	7.67%	11.08%
Bloomberg U.S. Aggregate Bond Index	2.88%	(0.45)%	1.84%
ICE BofA U.S. Convertibles Index	19.60%	8.47%	11.10%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of time of purchase. CDSC for all Class C shares are 1% within the first year and 0% thereafter.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$1,455,142
Total number of portfolio holdings	120
Total advisory fee paid (‘000s)	$5,917
Portfolio turnover rate as of the end of the reporting period	159%
Asset Allocation(1)
Convertible Bonds and Notes		86%
Software	11%
Computers	10%
Internet	7%
All other Convertible Bonds and Notes	58%
Convertible Preferred Stocks		13%
Short-Term Investment		1%
Total		100%
(1)	Percentage of total investments as of September 30, 2025.
Material Fund Changes
Effective on January 21, 2026 (the “Closing Date”), Class C shares of the Fund will no longer be available for purchase by new or existing shareholders, except by existing shareholders through certain qualifying transactions. Shareholders who own Class C shares as of the Closing Date may continue to hold such shares until they convert to Class A shares, as described in the Statutory Prospectus or other written notice. All other Class C share characteristics, including but not limited to 12b-1 plan fees, contingent deferred sales charges, and shareholder service fees, will remain unchanged.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8130
Virtus Convertible Fund

Virtus Convertible Fund
Institutional Class / ANNPX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus Convertible Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Convertible Fund Institutional Class / ANNPX	$80	0.71%
Portfolio Manager Commentary by Voya Investment Management Co., LLC
  For the fiscal year ended September 30, 2025, the Fund’s Institutional Class shares at NAV returned 24.27%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, returned 2.88% and the ICE BofA U.S. Convertibles Index, which serves as the style-specific index, returned 19.60%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The ICE BofA U.S. Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund is benchmarked against the ICE BofA U.S. Convertibles Index. Sectors that helped relative performance the most for the 12-month period were technology, health care, and consumer discretionary. Across all three sectors, issue selection was a driver of outperformance, as was the Fund’s underweight positioning. Sectors that hurt relative performance the most for the period were financials, utilities, and transportation. Issue selection had a negative impact in each of these sectors, with additional detraction from an overweight position in financials. The biggest individual contributors to absolute performance during the 12-month period were Strategy, Bloom Energy, and IREN. The biggest detractors from absolute performance during the period were Sunnova Energy International, TransMedics Group, and NextEra Energy. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Strategy	Positive	Strategy is an enterprise software company that operates as a bitcoin treasury. The company benefited from strength in the cryptocurrency markets during the fiscal year.
Bloom Energy	Positive	Bloom Energy is a manufacturer of fuel cells and power generators. The company saw heightened demand stemming from data center buildout and announced plans to double its production capacity.
Sunnova Energy International	Negative	Sunnova Energy is a provider of residential solar infrastructure. The company filed for Chapter 11 bankruptcy during the reporting period.
TransMedics Group	Negative	TransMedics is a medical technology company that facilitates organ transplants. The company underperformed earnings expectations due to lower volumes on transplant procedures, as well as a dip in its market share.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Institutional Class shares. It assumes a $1,000,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market and style-specific indexes for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $1,000,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	10 Years
Virtus Convertible Fund (Institutional Class/ANNPX) at NAV(1)	24.27%	8.77%	12.22%
Bloomberg U.S. Aggregate Bond Index	2.88%	(0.45)%	1.84%
ICE BofA U.S. Convertibles Index	19.60%	8.47%	11.10%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$1,455,142
Total number of portfolio holdings	120
Total advisory fee paid (‘000s)	$5,917
Portfolio turnover rate as of the end of the reporting period	159%
Asset Allocation(1)
Convertible Bonds and Notes		86%
Software	11%
Computers	10%
Internet	7%
All other Convertible Bonds and Notes	58%
Convertible Preferred Stocks		13%
Short-Term Investment		1%
Total		100%
(1)	Percentage of total investments as of September 30, 2025.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8131
Virtus Convertible Fund

Virtus Convertible Fund
Class R6 / VAADX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus Convertible Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Convertible Fund Class R6 / VAADX	$70	0.62%
Portfolio Manager Commentary by Voya Investment Management Co., LLC
  For the fiscal year ended September 30, 2025, the Fund’s Class R6 shares at NAV returned 24.39%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, returned 2.88% and the ICE BofA U.S. Convertibles Index, which serves as the style-specific index, returned 19.60%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The ICE BofA U.S. Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund is benchmarked against the ICE BofA U.S. Convertibles Index. Sectors that helped relative performance the most for the 12-month period were technology, health care, and consumer discretionary. Across all three sectors, issue selection was a driver of outperformance, as was the Fund’s underweight positioning. Sectors that hurt relative performance the most for the period were financials, utilities, and transportation. Issue selection had a negative impact in each of these sectors, with additional detraction from an overweight position in financials. The biggest individual contributors to absolute performance during the 12-month period were Strategy, Bloom Energy, and IREN. The biggest detractors from absolute performance during the period were Sunnova Energy International, TransMedics Group, and NextEra Energy. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Strategy	Positive	Strategy is an enterprise software company that operates as a bitcoin treasury. The company benefited from strength in the cryptocurrency markets during the fiscal year.
Bloom Energy	Positive	Bloom Energy is a manufacturer of fuel cells and power generators. The company saw heightened demand stemming from data center buildout and announced plans to double its production capacity.
Sunnova Energy International	Negative	Sunnova Energy is a provider of residential solar infrastructure. The company filed for Chapter 11 bankruptcy during the reporting period.
TransMedics Group	Negative	TransMedics is a medical technology company that facilitates organ transplants. The company underperformed earnings expectations due to lower volumes on transplant procedures, as well as a dip in its market share.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years of Class R6 shares from inception (January 31, 2022). It assumes a $2,500,000 initial investment from inception, in appropriate broad-based securities market and style-specific indexes for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $2,500,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	Since Inception
Virtus Convertible Fund (Class R6/VAADX) at NAV(1)	24.39%	7.52%
Bloomberg U.S. Aggregate Bond Index	2.88%	0.22%
ICE BofA U.S. Convertibles Index	19.60%	6.57%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$1,455,142
Total number of portfolio holdings	120
Total advisory fee paid (‘000s)	$5,917
Portfolio turnover rate as of the end of the reporting period	159%
Asset Allocation(1)
Convertible Bonds and Notes		86%
Software	11%
Computers	10%
Internet	7%
All other Convertible Bonds and Notes	58%
Convertible Preferred Stocks		13%
Short-Term Investment		1%
Total		100%
(1)	Percentage of total investments as of September 30, 2025.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8132
Virtus Convertible Fund

Virtus Duff & Phelps Water Fund
Class A / AWTAX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus Duff & Phelps Water Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Duff & Phelps Water Fund Class A / AWTAX	$127	1.24%
Portfolio Manager Commentary by Duff & Phelps Investment Management Co.
  For the fiscal year ended September 30, 2025, the Fund’s Class A shares at NAV returned 4.55%. For the same period, the MSCI All Country World Index (net), a broad-based securities market index, returned 17.27% and the S&P Global Water Index (net), which serves as the style-specific index, returned 7.71%.
  The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The S&P Global Water Index (net) is a modified capitalization-weighted index comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund is a long-only, high-conviction global equity portfolio that invests across the water value chain in companies that seek to improve the sustainability of global water resources. The Fund’s investments are focused on water infrastructure and equipment and technology companies that enhance water supply, quality, and efficiency. Across water end-markets, which include the largest customers of water and water infrastructure, the largest contributors to performance relative to the Fund’s style-specific benchmark, the S&P Global Water Index (net), for the 12-month period were underweight positions in international industrials, U.S. water utilities, and agriculture. The largest detractors were overweight positions in life sciences, engineering & construction, and U.S. industrials. The biggest security-specific contributors to performance relative to the Fund’s style-specific benchmark for the 12-month period were Aecom, Stantec, Halma PLC, and ACWA Power. The biggest detractors from performance during the period were Tetra Tech, Arcadis, Danaher and Thermo Fisher Scientific. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
International industrials	Positive	The Fund had an underweight to emerging markets companies that are exposed to industrial water applications. This group of stocks materially lagged developed markets and stronger end-markets, adding to Fund performance.

U.S. utilities	Positive	The Fund’s underweight positioning in U.S. utilities contributed during the period as the higher interest rate backdrop pressured this group of stocks.
Life sciences	Negative	Overweight positions in life sciences companies pressured the Fund as weaker fundamental trends and policy uncertainty drove weakness in these stocks.
Engineering & construction (E&C) stocks	Negative	The Fund’s overweight positioning in E&Cs detracted during the reporting period. Weakness in certain U.S. federal programs due to the actions of the new U.S. administration, as well as volatility caused by international elections, weighed on several of the companies.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class A shares including any applicable sales charges or fees. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market and style-specific indexes for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	10 Years
Virtus Duff & Phelps Water Fund (Class A/AWTAX) at NAV(1)	4.55%	8.51%	9.43%
Virtus Duff & Phelps Water Fund (Class A/AWTAX) at POP(2),(3)	(1.20)%	7.29%	8.81%
MSCI All Country World Index (net)	17.27%	13.54%	11.91%
S&P Global Water Index (net)	7.71%	11.34%	11.47%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
(3)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. A CDSC may be imposed on certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$572,393
Total number of portfolio holdings	36
Total advisory fee paid (‘000s)	$3,847
Portfolio turnover rate as of the end of the reporting period	29%
Asset Allocation(1)
Machinery	27%
Water Utilities	27%
Commercial Services & Supplies	11%
Building Products	8%
Construction & Engineering	7%
Multi-Utilities	5%
Chemicals	5%
Trading Companies & Distributors	4%
Electronic Equipment, Instruments & Components	3%
Life Sciences Tools & Services	2%
Other	1%
Total	100%
(1)	Percentage of total investments as of September 30, 2025.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8155
Virtus Duff & Phelps Water Fund

Virtus Duff & Phelps Water Fund
Class C / AWTCX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus Duff & Phelps Water Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574. This report describes changes to the Fund that occurred from the beginning of the reporting period through the date of issuance of this report.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Duff & Phelps Water Fund Class C / AWTCX	$203	1.99%
Portfolio Manager Commentary by Duff & Phelps Investment Management Co.
  For the fiscal year ended September 30, 2025, the Fund’s Class C shares at NAV returned 3.81%. For the same period, the MSCI All Country World Index (net), a broad-based securities market index, returned 17.27% and the S&P Global Water Index (net), which serves as the style-specific index, returned 7.71%.
  The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The S&P Global Water Index (net) is a modified capitalization-weighted index comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund is a long-only, high-conviction global equity portfolio that invests across the water value chain in companies that seek to improve the sustainability of global water resources. The Fund’s investments are focused on water infrastructure and equipment and technology companies that enhance water supply, quality, and efficiency. Across water end-markets, which include the largest customers of water and water infrastructure, the largest contributors to performance relative to the Fund’s style-specific benchmark, the S&P Global Water Index (net), for the 12-month period were underweight positions in international industrials, U.S. water utilities, and agriculture. The largest detractors were overweight positions in life sciences, engineering & construction, and U.S. industrials. The biggest security-specific contributors to performance relative to the Fund’s style-specific benchmark for the 12-month period were Aecom, Stantec, Halma PLC, and ACWA Power. The biggest detractors from performance during the period were Tetra Tech, Arcadis, Danaher and Thermo Fisher Scientific. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
International industrials	Positive	The Fund had an underweight to emerging markets companies that are exposed to industrial water applications. This group of stocks materially lagged developed markets and stronger end-markets, adding to Fund performance.

U.S. utilities	Positive	The Fund’s underweight positioning in U.S. utilities contributed during the period as the higher interest rate backdrop pressured this group of stocks.
Life sciences	Negative	Overweight positions in life sciences companies pressured the Fund as weaker fundamental trends and policy uncertainty drove weakness in these stocks.
Engineering & construction (E&C) stocks	Negative	The Fund’s overweight positioning in E&Cs detracted during the reporting period. Weakness in certain U.S. federal programs due to the actions of the new U.S. administration, as well as volatility caused by international elections, weighed on several of the companies.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class C shares. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market and style-specific indexes for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	10 Years
Virtus Duff & Phelps Water Fund (Class C/AWTCX) at NAV(1) and with CDSC(2)	3.81%	7.71%	8.60%
MSCI All Country World Index (net)	17.27%	13.54%	11.91%
S&P Global Water Index (net)	7.71%	11.34%	11.47%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of time of purchase. CDSC for all Class C shares are 1% within the first year and 0% thereafter.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$572,393
Total number of portfolio holdings	36
Total advisory fee paid (‘000s)	$3,847
Portfolio turnover rate as of the end of the reporting period	29%
Asset Allocation(1)
Machinery	27%
Water Utilities	27%
Commercial Services & Supplies	11%
Building Products	8%
Construction & Engineering	7%
Multi-Utilities	5%
Chemicals	5%
Trading Companies & Distributors	4%
Electronic Equipment, Instruments & Components	3%
Life Sciences Tools & Services	2%
Other	1%
Total	100%
(1)	Percentage of total investments as of September 30, 2025.
Material Fund Changes
Effective on January 21, 2026 (the “Closing Date”), Class C shares of the Fund will no longer be available for purchase by new or existing shareholders, except by existing shareholders through certain qualifying transactions. Shareholders who own Class C shares as of the Closing Date may continue to hold such shares until they convert to Class A shares, as described in the Statutory Prospectus or other written notice. All other Class C share characteristics, including but not limited to 12b-1 plan fees, contingent deferred sales charges, and shareholder service fees, will remain unchanged.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8156
Virtus Duff & Phelps Water Fund

Virtus Duff & Phelps Water Fund
Institutional Class / AWTIX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus Duff & Phelps Water Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Duff & Phelps Water Fund Institutional Class / AWTIX	$97	0.95%
Portfolio Manager Commentary by Duff & Phelps Investment Management Co.
  For the fiscal year ended September 30, 2025, the Fund’s Institutional Class shares at NAV returned 4.93%. For the same period, the MSCI All Country World Index (net), a broad-based securities market index, returned 17.27% and the S&P Global Water Index (net), which serves as the style-specific index, returned 7.71%.
  The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The S&P Global Water Index (net) is a modified capitalization-weighted index comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund is a long-only, high-conviction global equity portfolio that invests across the water value chain in companies that seek to improve the sustainability of global water resources. The Fund’s investments are focused on water infrastructure and equipment and technology companies that enhance water supply, quality, and efficiency. Across water end-markets, which include the largest customers of water and water infrastructure, the largest contributors to performance relative to the Fund’s style-specific benchmark, the S&P Global Water Index (net), for the 12-month period were underweight positions in international industrials, U.S. water utilities, and agriculture. The largest detractors were overweight positions in life sciences, engineering & construction, and U.S. industrials. The biggest security-specific contributors to performance relative to the Fund’s style-specific benchmark for the 12-month period were Aecom, Stantec, Halma PLC, and ACWA Power. The biggest detractors from performance during the period were Tetra Tech, Arcadis, Danaher and Thermo Fisher Scientific. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
International industrials	Positive	The Fund had an underweight to emerging markets companies that are exposed to industrial water applications. This group of stocks materially lagged developed markets and stronger end-markets, adding to Fund performance.

U.S. utilities	Positive	The Fund’s underweight positioning in U.S. utilities contributed during the period as the higher interest rate backdrop pressured this group of stocks.
Life sciences	Negative	Overweight positions in life sciences companies pressured the Fund as weaker fundamental trends and policy uncertainty drove weakness in these stocks.
Engineering & construction (E&C) stocks	Negative	The Fund’s overweight positioning in E&Cs detracted during the reporting period. Weakness in certain U.S. federal programs due to the actions of the new U.S. administration, as well as volatility caused by international elections, weighed on several of the companies.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Institutional Class shares. It assumes a $1,000,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market and style-specific indexes for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $1,000,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	10 Years
Virtus Duff & Phelps Water Fund (Institutional Class/AWTIX) at NAV(1)	4.93%	8.84%	9.74%
MSCI All Country World Index (net)	17.27%	13.54%	11.91%
S&P Global Water Index (net)	7.71%	11.34%	11.47%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$572,393
Total number of portfolio holdings	36
Total advisory fee paid (‘000s)	$3,847
Portfolio turnover rate as of the end of the reporting period	29%
Asset Allocation(1)
Machinery	27%
Water Utilities	27%
Commercial Services & Supplies	11%
Building Products	8%
Construction & Engineering	7%
Multi-Utilities	5%
Chemicals	5%
Trading Companies & Distributors	4%
Electronic Equipment, Instruments & Components	3%
Life Sciences Tools & Services	2%
Other	1%
Total	100%
(1)	Percentage of total investments as of September 30, 2025.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8157
Virtus Duff & Phelps Water Fund

Virtus Global Allocation Fund
Class A / PALAX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus Global Allocation Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574. This report describes changes to the Fund that occurred from the beginning of the reporting period through the date of issuance of this report.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Global Allocation Fund Class A / PALAX	$55	0.52%
Portfolio Manager Commentary by Virtus Systematic and Virtus Multi-Asset
  For the fiscal year ended September 30, 2025, the Fund’s Class A shares at NAV returned 10.09%. For the same period, the Bloomberg U.S. Aggregate Bond Index and the MSCI All Country World Index (net), each a broad-based securities market indexes, returned 2.88% and 17.27%, respectively. The 60% MSCI All Country World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index serves as the style specific index, returned 11.42%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The composite index consists of 60% MSCI All Country World Index (net) and 40% Bloomberg U.S. Aggregate Bond Index. The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The composite index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund gains exposure to a diversified universe of asset classes through mutual funds, exchange-traded funds (ETFs), equities, bonds, and derivatives, among other instruments. Within the Fund’s core equity exposures, security selection was the primary detractor from performance relative to the blended style-specific benchmark of 60% MSCI All Country World Index (net)/40% Bloomberg U.S. Aggregate Bond Index for the fiscal year. Top contributors to results included a trend-based overlay strategy that takes active positions across asset classes, specifically the strategy’s overweight exposure to global equities, which was maintained throughout most of the reporting period. Additionally, an allocation to U.S. growth equities contributed to performance. The two primary detractors were overweight positions in high quality mid-cap and international equities relative to the MSCI All Country World Index (net), as quality was not rewarded by markets over the period. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
U.S. mid-cap vs. U.S. large-cap equities	Negative	The Fund had exposure to a U.S. mid-cap equity strategy (Virtus KAR Mid-Cap Core Fund) during a period when mid-caps underperformed large-caps, and the Fund underperformed its mid-cap benchmark.
International quality vs. international momentum/growth	Negative	The Fund had exposure to an international equity strategy (Virtus SGA International Growth Fund) that was overweight to the quality equity factor and underweight to the momentum and growth factors. Over the reporting period, quality significantly underperformed momentum and growth, leading the strategy to significantly underperform its benchmark.

Overweight global equities	Positive	The Fund benefited from an overweight position in global equities during a period in which they were up 17.27%, as measured by the MSCI All Country World Index (net).
U.S. large-cap growth equities vs. U.S. large-cap core equities	Positive	The Fund had exposure to a U.S. large-cap equity strategy (Virtus Silvant Focused Growth Fund) during a period in which growth equities significantly outperformed the overall U.S. market.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class A shares including any applicable sales charges or fees. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market indexes and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	10 Years
Virtus Global Allocation Fund (Class A /PALAX) at NAV(1)	10.09%	6.53%	6.66%
Virtus Global Allocation Fund (Class A /PALAX) at POP(2),(3)	4.04%	5.33%	6.06%
Bloomberg U.S. Aggregate Bond Index	2.88%	(0.45)%	1.84%
MSCI All Country World Index (net)	17.27%	13.54%	11.91%
60% MSCI All Country World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index	11.42%	7.91%	8.01%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
(3)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. A CDSC may be imposed on certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$149,211
Total number of portfolio holdings	457
Total advisory fee paid (‘000s)	$-
Portfolio turnover rate as of the end of the reporting period	115%
Asset Allocation(1)
Affiliated Mutual Funds		51%
Common Stocks		43%
Banks	6%
Semiconductors & Semiconductor Equipment	4%
Insurance	2%
All other Common Stocks	31%
Convertible Bonds and Notes		3%
Software	1%
Computers	1%
Healthcare-Products	1%
Equity-Linked Notes		3%
Banks	3%
Total		100%
(1)	Percentage of total investments as of September 30, 2025.
Material Fund Changes
Effective August 26, 2025, the Fund's investment adviser reduced the management fee to 0.10% .
Effective August 26, 2025, the Fund changed its dividend distribution frequency to monthly.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8162
Virtus Global Allocation Fund

Virtus Global Allocation Fund
Class C / PALCX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus Global Allocation Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574. This report describes changes to the Fund that occurred from the beginning of the reporting period through the date of issuance of this report.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Global Allocation Fund Class C / PALCX	$133	1.27%
Portfolio Manager Commentary by Virtus Systematic and Virtus Multi-Asset
  For the fiscal year ended September 30, 2025, the Fund’s Class C shares at NAV returned 9.16%. For the same period, the Bloomberg U.S. Aggregate Bond Index and the MSCI All Country World Index (net), each a broad-based securities market indexes, returned 2.88% and 17.27%, respectively. The 60% MSCI All Country World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index serves as the style specific index, returned 11.42%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The composite index consists of 60% MSCI All Country World Index (net) and 40% Bloomberg U.S. Aggregate Bond Index. The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The composite index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund gains exposure to a diversified universe of asset classes through mutual funds, exchange-traded funds (ETFs), equities, bonds, and derivatives, among other instruments. Within the Fund’s core equity exposures, security selection was the primary detractor from performance relative to the blended style-specific benchmark of 60% MSCI All Country World Index (net)/40% Bloomberg U.S. Aggregate Bond Index for the fiscal year. Top contributors to results included a trend-based overlay strategy that takes active positions across asset classes, specifically the strategy’s overweight exposure to global equities, which was maintained throughout most of the reporting period. Additionally, an allocation to U.S. growth equities contributed to performance. The two primary detractors were overweight positions in high quality mid-cap and international equities relative to the MSCI All Country World Index (net), as quality was not rewarded by markets over the period. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
U.S. mid-cap vs. U.S. large-cap equities	Negative	The Fund had exposure to a U.S. mid-cap equity strategy (Virtus KAR Mid-Cap Core Fund) during a period when mid-caps underperformed large-caps, and the Fund underperformed its mid-cap benchmark.
International quality vs. international momentum/growth	Negative	The Fund had exposure to an international equity strategy (Virtus SGA International Growth Fund) that was overweight to the quality equity factor and underweight to the momentum and growth factors. Over the reporting period, quality significantly underperformed momentum and growth, leading the strategy to significantly underperform its benchmark.

Overweight global equities	Positive	The Fund benefited from an overweight position in global equities during a period in which they were up 17.27%, as measured by the MSCI All Country World Index (net).
U.S. large-cap growth equities vs. U.S. large-cap core equities	Positive	The Fund had exposure to a U.S. large-cap equity strategy (Virtus Silvant Focused Growth Fund) during a period in which growth equities significantly outperformed the overall U.S. market.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class C shares. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market indexes and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	10 Years
Virtus Global Allocation Fund (Class C/PALCX) at NAV(1) and with CDSC(2)	9.16%	5.74%	5.87%
Bloomberg U.S. Aggregate Bond Index	2.88%	(0.45)%	1.84%
MSCI All Country World Index (net)	17.27%	13.54%	11.91%
60% MSCI All Country World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index	11.42%	7.91%	8.01%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of time of purchase. CDSC for all Class C shares are 1% within the first year and 0% thereafter.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$149,211
Total number of portfolio holdings	457
Total advisory fee paid (‘000s)	$-
Portfolio turnover rate as of the end of the reporting period	115%
Asset Allocation(1)
Affiliated Mutual Funds		51%
Common Stocks		43%
Banks	6%
Semiconductors & Semiconductor Equipment	4%
Insurance	2%
All other Common Stocks	31%
Convertible Bonds and Notes		3%
Software	1%
Computers	1%
Healthcare-Products	1%
Equity-Linked Notes		3%
Banks	3%
Total		100%
(1)	Percentage of total investments as of September 30, 2025.
Material Fund Changes
Effective August 26, 2025, the Fund's investment adviser reduced the management fee to 0.10%.
Effective August 26, 2025, the Fund changed its dividend distribution frequency to monthly.
On January 26, 2026, Class C of the Fund will be eliminated as a share class and existing Class C shares of the Fund will be converted to Class A shares of the Fund. Shareholders holding Class C shares at the time of the conversion will receive Class A shares having an aggregate net asset value equal to the aggregate net asset value of their Class C shares immediately prior to the conversion. No sales charges will be imposed in connection with this conversion, and the conversion is not expected to be treated as a taxable event by the U.S. Internal Revenue Service.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8163
Virtus Global Allocation Fund

Virtus Global Allocation Fund
Institutional Class / PALLX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus Global Allocation Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574. This report describes changes to the Fund that occurred from the beginning of the reporting period through the date of issuance of this report.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Global Allocation Fund Institutional Class / PALLX	$30	0.29%
Portfolio Manager Commentary by Virtus Systematic and Virtus Multi-Asset
  For the fiscal year ended September 30, 2025, the Fund’s Institutional Class shares at NAV returned 10.31%. For the same period, the Bloomberg U.S. Aggregate Bond Index and the MSCI All Country World Index (net), each a broad-based securities market indexes, returned 2.88% and 17.27%, respectively. The 60% MSCI All Country World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index serves as the style specific index, returned 11.42%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The composite index consists of 60% MSCI All Country World Index (net) and 40% Bloomberg U.S. Aggregate Bond Index. The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The composite index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund gains exposure to a diversified universe of asset classes through mutual funds, exchange-traded funds (ETFs), equities, bonds, and derivatives, among other instruments. Within the Fund’s core equity exposures, security selection was the primary detractor from performance relative to the blended style-specific benchmark of 60% MSCI All Country World Index (net)/40% Bloomberg U.S. Aggregate Bond Index for the fiscal year. Top contributors to results included a trend-based overlay strategy that takes active positions across asset classes, specifically the strategy’s overweight exposure to global equities, which was maintained throughout most of the reporting period. Additionally, an allocation to U.S. growth equities contributed to performance. The two primary detractors were overweight positions in high quality mid-cap and international equities relative to the MSCI All Country World Index (net), as quality was not rewarded by markets over the period. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
U.S. mid-cap vs. U.S. large-cap equities	Negative	The Fund had exposure to a U.S. mid-cap equity strategy (Virtus KAR Mid-Cap Core Fund) during a period when mid-caps underperformed large-caps, and the Fund underperformed its mid-cap benchmark.
International quality vs. international momentum/growth	Negative	The Fund had exposure to an international equity strategy (Virtus SGA International Growth Fund) that was overweight to the quality equity factor and underweight to the momentum and growth factors. Over the reporting period, quality significantly underperformed momentum and growth, leading the strategy to significantly underperform its benchmark.

Overweight global equities	Positive	The Fund benefited from an overweight position in global equities during a period in which they were up 17.27%, as measured by the MSCI All Country World Index (net).
U.S. large-cap growth equities vs. U.S. large-cap core equities	Positive	The Fund had exposure to a U.S. large-cap equity strategy (Virtus Silvant Focused Growth Fund) during a period in which growth equities significantly outperformed the overall U.S. market.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Institutional Class shares. It assumes a $1,000,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market indexes and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $1,000,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	10 Years
Virtus Global Allocation Fund (Institutional Class/PALLX) at NAV(1)	10.31%	6.80%	6.91%
Bloomberg U.S. Aggregate Bond Index	2.88%	(0.45)%	1.84%
MSCI All Country World Index (net)	17.27%	13.54%	11.91%
60% MSCI All Country World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index	11.42%	7.91%	8.01%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$149,211
Total number of portfolio holdings	457
Total advisory fee paid (‘000s)	$-
Portfolio turnover rate as of the end of the reporting period	115%
Asset Allocation(1)
Affiliated Mutual Funds		51%
Common Stocks		43%
Banks	6%
Semiconductors & Semiconductor Equipment	4%
Insurance	2%
All other Common Stocks	31%
Convertible Bonds and Notes		3%
Software	1%
Computers	1%
Healthcare-Products	1%
Equity-Linked Notes		3%
Banks	3%
Total		100%
(1)	Percentage of total investments as of September 30, 2025.
Material Fund Changes
Effective August 26, 2025, the Fund's investment adviser reduced the management fee to 0.10%.
Effective August 26, 2025, the Fund changed its dividend distribution frequency to monthly.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8164
Virtus Global Allocation Fund

Virtus Global Allocation Fund
Class R6 / AGASX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus Global Allocation Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574. This report describes changes to the Fund that occurred from the beginning of the reporting period through the date of issuance of this report.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Global Allocation Fund Class R6 / AGASX	$23	0.22%
Portfolio Manager Commentary by Virtus Systematic and Virtus Multi-Asset
  For the fiscal year ended September 30, 2025, the Fund’s Class R6 shares at NAV returned 10.36%. For the same period, the Bloomberg U.S. Aggregate Bond Index and the MSCI All Country World Index (net), each a broad-based securities market indexes, returned 2.88% and 17.27%, respectively. The 60% MSCI All Country World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index serves as the style specific index, returned 11.42%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The composite index consists of 60% MSCI All Country World Index (net) and 40% Bloomberg U.S. Aggregate Bond Index. The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The composite index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund gains exposure to a diversified universe of asset classes through mutual funds, exchange-traded funds (ETFs), equities, bonds, and derivatives, among other instruments. Within the Fund’s core equity exposures, security selection was the primary detractor from performance relative to the blended style-specific benchmark of 60% MSCI All Country World Index (net)/40% Bloomberg U.S. Aggregate Bond Index for the fiscal year. Top contributors to results included a trend-based overlay strategy that takes active positions across asset classes, specifically the strategy’s overweight exposure to global equities, which was maintained throughout most of the reporting period. Additionally, an allocation to U.S. growth equities contributed to performance. The two primary detractors were overweight positions in high quality mid-cap and international equities relative to the MSCI All Country World Index (net), as quality was not rewarded by markets over the period. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
U.S. mid-cap vs. U.S. large-cap equities	Negative	The Fund had exposure to a U.S. mid-cap equity strategy (Virtus KAR Mid-Cap Core Fund) during a period when mid-caps underperformed large-caps, and the Fund underperformed its mid-cap benchmark.
International quality vs. international momentum/growth	Negative	The Fund had exposure to an international equity strategy (Virtus SGA International Growth Fund) that was overweight to the quality equity factor and underweight to the momentum and growth factors. Over the reporting period, quality significantly underperformed momentum and growth, leading the strategy to significantly underperform its benchmark.

Overweight global equities	Positive	The Fund benefited from an overweight position in global equities during a period in which they were up 17.27%, as measured by the MSCI All Country World Index (net).
U.S. large-cap growth equities vs. U.S. large-cap core equities	Positive	The Fund had exposure to a U.S. large-cap equity strategy (Virtus Silvant Focused Growth Fund) during a period in which growth equities significantly outperformed the overall U.S. market.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class R6 shares. It assumes a $2,500,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market indexes and style-specific index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $2,500,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	10 Years
Virtus Global Allocation Fund (Class R6/AGASX) at NAV(1)	10.36%	6.84%	6.99%
Bloomberg U.S. Aggregate Bond Index	2.88%	(0.45)%	1.84%
MSCI All Country World Index (net)	17.27%	13.54%	11.91%
60% MSCI All Country World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index	11.42%	7.91%	8.01%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$149,211
Total number of portfolio holdings	457
Total advisory fee paid (‘000s)	$-
Portfolio turnover rate as of the end of the reporting period	115%
Asset Allocation(1)
Affiliated Mutual Funds		51%
Common Stocks		43%
Banks	6%
Semiconductors & Semiconductor Equipment	4%
Insurance	2%
All other Common Stocks	31%
Convertible Bonds and Notes		3%
Software	1%
Computers	1%
Healthcare-Products	1%
Equity-Linked Notes		3%
Banks	3%
Total		100%
(1)	Percentage of total investments as of September 30, 2025.
Material Fund Changes
Effective August 26, 2025, the Fund's investment adviser reduced the management fee to 0.10%.
Effective August 26, 2025, the Fund changed its dividend distribution frequency to monthly.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8165
Virtus Global Allocation Fund

Virtus International Small-Cap Fund
Class A / AOPAX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus International Small-Cap Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus International Small-Cap Fund Class A / AOPAX	$139	1.26%
Portfolio Manager Commentary by Virtus Systematic
  For the fiscal year ended September 30, 2025, the Fund’s Class A shares at NAV returned 20.29%. For the same period, the MSCI All Country World ex USA Index (net), a broad-based securities market index, returned 16.45% and the MSCI All Country World ex USA Small Cap Index (net), which serves as the style-specific index, returned 15.93%.
  The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The MSCI All Country World ex USA Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Stock selection within the financials and consumer discretionary sectors contributed the most to the Fund’s performance relative to MSCI All Country World ex USA Small Cap Index (net) for the 12-month period. Stock selection in industrials and information technology detracted the most from the Fund’s relative performance. The fiscal year was marked by global uncertainty surrounding tariffs, trade relationships, and the weakness in the U.S. dollar. After a steep decline in global equities upon the announcement of heavy tariffs by the U.S. in April, the international small-cap asset class benefited greatly from dollar weakness and high levels of domestic investment in various sectors worldwide. The top five contributors to relative performance were Bankinter, SSR Mining, HD Hyundai, Banca Mediolanum, and Toyo Tire. The top five detractors from relative performance were Controladora Vuela Compania de Aviacion, Mahanagar Gas, Stolt-Nielsen Limited, TRE Holdings, and AVI limited class Y. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Dollar weakness	Positive	Uncertainty in U.S. policy and a decoupling of global currencies and historical currency hedges from the dollar led to a decline in its relative value. This created a tailwind for international small caps, adding to Fund performance.

Artificial intelligence (AI) investments	Positive	The AI wave benefited many technology hardware companies held by the Fund, as AI building-block companies invested in the infrastructure required by this new, transformative technology.
Tariffs	Negative	Certain countries such as India and Brazil were hit with heavy tariffs and economic export/import regulations, hurting local equities and detracting from Fund performance.
Supply chain disruption	Negative	Volatility in global policy led to underperformance by many companies in the shipbuilding and shipping industries, including Stolt-Nielsen, which hurt the Fund’s performance.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class A shares including any applicable sales charges or fees. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market and style-specific indexes for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	10 Years
Virtus International Small-Cap Fund (Class A /AOPAX) at NAV(1)	20.29%	7.35%	6.27%
Virtus International Small-Cap Fund (Class A /AOPAX) at POP(2),(3)	13.68%	6.14%	5.67%
MSCI All Country World ex USA Index (net)	16.45%	10.26%	8.23%
MSCI All Country World ex USA Small Cap Index (net)	15.93%	9.97%	8.37%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
(3)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. A CDSC may be imposed on certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$54,297
Total number of portfolio holdings	128
Total advisory fee paid (‘000s)	$244
Portfolio turnover rate as of the end of the reporting period	75%
Asset Allocation(1)
Banks	9%
Metals & Mining	6%
Chemicals	5%
Insurance	5%
Commercial Services & Supplies	4%
Oil, Gas & Consumable Fuels	4%
Construction & Engineering	4%
Specialty Retail	4%
Trading Companies & Distributors	4%
Financial Services	3%
Other (includes short-term investment)	52%
Total	100%
(1)	Percentage of total investments as of September 30, 2025.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8170
Virtus International Small-Cap Fund

Virtus International Small-Cap Fund
Class C / AOPCX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus International Small-Cap Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574. This report describes changes to the Fund that occurred from the beginning of the reporting period through the date of issuance of this report.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus International Small-Cap Fund Class C / AOPCX	$219	2.00%
Portfolio Manager Commentary by Virtus Systematic
  For the fiscal year ended September 30, 2025, the Fund’s Class C shares at NAV returned 19.42%. For the same period, the MSCI All Country World ex USA Index (net), a broad-based securities market index, returned 16.45% and the MSCI All Country World ex USA Small Cap Index (net), which serves as the style-specific index, returned 15.93%.
  The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The MSCI All Country World ex USA Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Stock selection within the financials and consumer discretionary sectors contributed the most to the Fund’s performance relative to MSCI All Country World ex USA Small Cap Index (net) for the 12-month period. Stock selection in industrials and information technology detracted the most from the Fund’s relative performance. The fiscal year was marked by global uncertainty surrounding tariffs, trade relationships, and the weakness in the U.S. dollar. After a steep decline in global equities upon the announcement of heavy tariffs by the U.S. in April, the international small-cap asset class benefited greatly from dollar weakness and high levels of domestic investment in various sectors worldwide. The top five contributors to relative performance were Bankinter, SSR Mining, HD Hyundai, Banca Mediolanum, and Toyo Tire. The top five detractors from relative performance were Controladora Vuela Compania de Aviacion, Mahanagar Gas, Stolt-Nielsen Limited, TRE Holdings, and AVI limited class Y. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Dollar weakness	Positive	Uncertainty in U.S. policy and a decoupling of global currencies and historical currency hedges from the dollar led to a decline in its relative value. This created a tailwind for international small caps, adding to Fund performance.

Artificial intelligence (AI) investments	Positive	The AI wave benefited many technology hardware companies held by the Fund, as AI building-block companies invested in the infrastructure required by this new, transformative technology.
Tariffs	Negative	Certain countries such as India and Brazil were hit with heavy tariffs and economic export/import regulations, hurting local equities and detracting from Fund performance.
Supply chain disruption	Negative	Volatility in global policy led to underperformance by many companies in the shipbuilding and shipping industries, including Stolt-Nielsen, which hurt the Fund’s performance.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class C shares. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market and style-specific indexes for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	10 Years
Virtus International Small-Cap Fund (Class C/AOPCX) at NAV(1) and with CDSC(2)	19.42%	6.55%	5.46%
MSCI All Country World ex USA Index (net)	16.45%	10.26%	8.23%
MSCI All Country World ex USA Small Cap Index (net)	15.93%	9.97%	8.37%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of time of purchase. CDSC for all Class C shares are 1% within the first year and 0% thereafter.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$54,297
Total number of portfolio holdings	128
Total advisory fee paid (‘000s)	$244
Portfolio turnover rate as of the end of the reporting period	75%
Asset Allocation(1)
Banks	9%
Metals & Mining	6%
Chemicals	5%
Insurance	5%
Commercial Services & Supplies	4%
Oil, Gas & Consumable Fuels	4%
Construction & Engineering	4%
Specialty Retail	4%
Trading Companies & Distributors	4%
Financial Services	3%
Other (includes short-term investment)	52%
Total	100%
(1)	Percentage of total investments as of September 30, 2025.
Material Fund Changes
On January 26, 2026, Class C of the Fund will be eliminated as a share class and existing Class C shares of the Fund will be converted to Class A shares of the Fund. Shareholders holding Class C shares at the time of the conversion will receive Class A shares having an aggregate net asset value equal to the aggregate net asset value of their Class C shares immediately prior to the conversion. No sales charges will be imposed in connection with this conversion, and the conversion is not expected to be treated as a taxable event by the U.S. Internal Revenue Service.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8171
Virtus International Small-Cap Fund

Virtus International Small-Cap Fund
Institutional Class / ALOIX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus International Small-Cap Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus International Small-Cap Fund Institutional Class / ALOIX	$116	1.05%
Portfolio Manager Commentary by Virtus Systematic
  For the fiscal year ended September 30, 2025, the Fund’s Institutional Class shares at NAV returned 20.56%. For the same period, the MSCI All Country World ex USA Index (net), a broad-based securities market index, returned 16.45% and the MSCI All Country World ex USA Small Cap Index (net), which serves as the style-specific index, returned 15.93%.
  The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The MSCI All Country World ex USA Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Stock selection within the financials and consumer discretionary sectors contributed the most to the Fund’s performance relative to MSCI All Country World ex USA Small Cap Index (net) for the 12-month period. Stock selection in industrials and information technology detracted the most from the Fund’s relative performance. The fiscal year was marked by global uncertainty surrounding tariffs, trade relationships, and the weakness in the U.S. dollar. After a steep decline in global equities upon the announcement of heavy tariffs by the U.S. in April, the international small-cap asset class benefited greatly from dollar weakness and high levels of domestic investment in various sectors worldwide. The top five contributors to relative performance were Bankinter, SSR Mining, HD Hyundai, Banca Mediolanum, and Toyo Tire. The top five detractors from relative performance were Controladora Vuela Compania de Aviacion, Mahanagar Gas, Stolt-Nielsen Limited, TRE Holdings, and AVI limited class Y. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Dollar weakness	Positive	Uncertainty in U.S. policy and a decoupling of global currencies and historical currency hedges from the dollar led to a decline in its relative value. This created a tailwind for international small caps, adding to Fund performance.

Artificial intelligence (AI) investments	Positive	The AI wave benefited many technology hardware companies held by the Fund, as AI building-block companies invested in the infrastructure required by this new, transformative technology.
Tariffs	Negative	Certain countries such as India and Brazil were hit with heavy tariffs and economic export/import regulations, hurting local equities and detracting from Fund performance.
Supply chain disruption	Negative	Volatility in global policy led to underperformance by many companies in the shipbuilding and shipping industries, including Stolt-Nielsen, which hurt the Fund’s performance.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Institutional Class shares. It assumes a $1,000,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market and style-specific indexes for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $1,000,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	10 Years
Virtus International Small-Cap Fund (Institutional Class/ALOIX) at NAV(1)	20.56%	7.57%	6.49%
MSCI All Country World ex USA Index (net)	16.45%	10.26%	8.23%
MSCI All Country World ex USA Small Cap Index (net)	15.93%	9.97%	8.37%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$54,297
Total number of portfolio holdings	128
Total advisory fee paid (‘000s)	$244
Portfolio turnover rate as of the end of the reporting period	75%
Asset Allocation(1)
Banks	9%
Metals & Mining	6%
Chemicals	5%
Insurance	5%
Commercial Services & Supplies	4%
Oil, Gas & Consumable Fuels	4%
Construction & Engineering	4%
Specialty Retail	4%
Trading Companies & Distributors	4%
Financial Services	3%
Other (includes short-term investment)	52%
Total	100%
(1)	Percentage of total investments as of September 30, 2025.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8172
Virtus International Small-Cap Fund

Virtus International Small-Cap Fund
Class R6 / AIISX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus International Small-Cap Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus International Small-Cap Fund Class R6 / AIISX	$111	1.01%
Portfolio Manager Commentary by Virtus Systematic
  For the fiscal year ended September 30, 2025, the Fund’s Class R6 shares at NAV returned 20.61%. For the same period, the MSCI All Country World ex USA Index (net), a broad-based securities market index, returned 16.45% and the MSCI All Country World ex USA Small Cap Index (net), which serves as the style-specific index, returned 15.93%.
  The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The MSCI All Country World ex USA Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Stock selection within the financials and consumer discretionary sectors contributed the most to the Fund’s performance relative to MSCI All Country World ex USA Small Cap Index (net) for the 12-month period. Stock selection in industrials and information technology detracted the most from the Fund’s relative performance. The fiscal year was marked by global uncertainty surrounding tariffs, trade relationships, and the weakness in the U.S. dollar. After a steep decline in global equities upon the announcement of heavy tariffs by the U.S. in April, the international small-cap asset class benefited greatly from dollar weakness and high levels of domestic investment in various sectors worldwide. The top five contributors to relative performance were Bankinter, SSR Mining, HD Hyundai, Banca Mediolanum, and Toyo Tire. The top five detractors from relative performance were Controladora Vuela Compania de Aviacion, Mahanagar Gas, Stolt-Nielsen Limited, TRE Holdings, and AVI limited class Y. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Dollar weakness	Positive	Uncertainty in U.S. policy and a decoupling of global currencies and historical currency hedges from the dollar led to a decline in its relative value. This created a tailwind for international small caps, adding to Fund performance.

Artificial intelligence (AI) investments	Positive	The AI wave benefited many technology hardware companies held by the Fund, as AI building-block companies invested in the infrastructure required by this new, transformative technology.
Tariffs	Negative	Certain countries such as India and Brazil were hit with heavy tariffs and economic export/import regulations, hurting local equities and detracting from Fund performance.
Supply chain disruption	Negative	Volatility in global policy led to underperformance by many companies in the shipbuilding and shipping industries, including Stolt-Nielsen, which hurt the Fund’s performance.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years of Class R6 shares from inception (February 1, 2016). It assumes a $2,500,000 initial investment from inception, in appropriate broad-based securities market and style-specific indexes for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $2,500,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	Since Inception
Virtus International Small-Cap Fund (Class R6/AIISX) at NAV(1)	20.61%	7.62%	6.96%
MSCI All Country World ex USA Index (net)	16.45%	10.26%	8.89%
MSCI All Country World ex USA Small Cap Index (net)	15.93%	9.97%	8.87%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$54,297
Total number of portfolio holdings	128
Total advisory fee paid (‘000s)	$244
Portfolio turnover rate as of the end of the reporting period	75%
Asset Allocation(1)
Banks	9%
Metals & Mining	6%
Chemicals	5%
Insurance	5%
Commercial Services & Supplies	4%
Oil, Gas & Consumable Fuels	4%
Construction & Engineering	4%
Specialty Retail	4%
Trading Companies & Distributors	4%
Financial Services	3%
Other (includes short-term investment)	52%
Total	100%
(1)	Percentage of total investments as of September 30, 2025.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8173
Virtus International Small-Cap Fund

Virtus Newfleet Short Duration High Income Fund
Class A / ASHAX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus Newfleet Short Duration High Income Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574. This report describes changes to the Fund that occurred from the beginning of the reporting period through the date of issuance of this report.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Newfleet Short Duration High Income Fund Class A / ASHAX	$89	0.86%
Portfolio Manager Commentary by Newfleet Asset Management
  For the fiscal year ended September 30, 2025, the Fund’s Class A shares at NAV returned 6.10%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, returned 2.88% and the ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index, which serves as the style-specific index, returned 6.35%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The ICE BofA U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Negative issue selection in retail non-food/drug, consumer products, and leisure contributed to the Fund’s underperformance relative to the ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index. Issue selection in media other, health care, and financial/lease helped relative performance. The biggest contributors to absolute performance for the 12-month period were bonds issued by Centerfield Media, DirecTV, LSB Industries, Midcap Financial, and Onemain. The biggest detractors from absolute performance were bonds and loans issued by Saks Global Enterprises, First Brands, KIK Custom Products, Merlin Entertainment, and CVR Energy. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Financials exposure	Positive	The Fund benefited from its large positions in bonds of finance firms as the continued positive economic growth has supported credit quality of both businesses and consumers.
Retail exposure	Negative	The Fund was hurt by a sharp decline in the bonds of luxury retailer Saks Global Enterprises, which struggled due to working capital needs, tariff announcements, and the impact of the volatile macroeconomic climate on consumer spending.

Exposure to Centerfield Media	Positive	The Fund benefited from exposure to a Centerfield Media bond as its price rose sharply in the latter part of the fiscal year due to improved operating results and investors’ pricing in a higher likelihood of a near-term refinancing.

Event risk	Negative	A fire at a distribution plant led to poor performance for bonds of KIK Custom Products, as it worsened near-term financial results, strained liquidity, and created litigation risk.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class A shares including any applicable sales charges or fees. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market and style-specific indexes for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	10 Years
Virtus Newfleet Short Duration High Income Fund (Class A /ASHAX) at NAV(1)	6.10%	6.10%	4.84%
Virtus Newfleet Short Duration High Income Fund (Class A /ASHAX) at POP(2),(3)	3.72%	5.62%	4.60%
Bloomberg U.S. Aggregate Bond Index	2.88%	(0.45)%	1.84%
ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index	6.35%	4.91%	4.83%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
(3)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. A CDSC may be imposed on certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$702,001
Total number of portfolio holdings	187
Total advisory fee paid (‘000s)	$2,084
Portfolio turnover rate as of the end of the reporting period	54%
Asset Allocation(1)
Corporate Bonds and Notes		89%
Financials	24%
Energy	16%
Communication Services	9%
All other Corporate Bonds and Notes	40%
Leveraged Loans		9%
Short-Term Investment		2%
Total		100%
(1)	Percentage of total investments as of September 30, 2025.
Material Fund Changes
Effective October 1, 2025, the Fund will change its dividend distribution frequency to monthly (declared daily).
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8286
Virtus Newfleet Short Duration High Income Fund

Virtus Newfleet Short Duration High Income Fund
Class C / ASHCX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus Newfleet Short Duration High Income Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574. This report describes changes to the Fund that occurred from the beginning of the reporting period through the date of issuance of this report.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Newfleet Short Duration High Income Fund Class C / ASHCX	$114	1.11%
Portfolio Manager Commentary by Newfleet Asset Management
  For the fiscal year ended September 30, 2025, the Fund’s Class C shares at NAV returned 5.79%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, returned 2.88% and the ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index, which serves as the style-specific index, returned 6.35%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The ICE BofA U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Negative issue selection in retail non-food/drug, consumer products, and leisure contributed to the Fund’s underperformance relative to the ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index. Issue selection in media other, health care, and financial/lease helped relative performance. The biggest contributors to absolute performance for the 12-month period were bonds issued by Centerfield Media, DirecTV, LSB Industries, Midcap Financial, and Onemain. The biggest detractors from absolute performance were bonds and loans issued by Saks Global Enterprises, First Brands, KIK Custom Products, Merlin Entertainment, and CVR Energy. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Financials exposure	Positive	The Fund benefited from its large positions in bonds of finance firms as the continued positive economic growth has supported credit quality of both businesses and consumers.
Retail exposure	Negative	The Fund was hurt by a sharp decline in the bonds of luxury retailer Saks Global Enterprises, which struggled due to working capital needs, tariff announcements, and the impact of the volatile macroeconomic climate on consumer spending.

Exposure to Centerfield Media	Positive	The Fund benefited from exposure to a Centerfield Media bond as its price rose sharply in the latter part of the fiscal year due to improved operating results and investors’ pricing in a higher likelihood of a near-term refinancing.

Event risk	Negative	A fire at a distribution plant led to poor performance for bonds of KIK Custom Products, as it worsened near-term financial results, strained liquidity, and created litigation risk.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class C shares. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market and style-specific indexes for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	10 Years
Virtus Newfleet Short Duration High Income Fund (Class C/ASHCX) at NAV(1) and with CDSC(2)	5.79%	5.83%	4.58%
Bloomberg U.S. Aggregate Bond Index	2.88%	(0.45)%	1.84%
ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index	6.35%	4.91%	4.83%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of time of purchase. CDSC for all Class C shares are 1% within the first year and 0% thereafter.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$702,001
Total number of portfolio holdings	187
Total advisory fee paid (‘000s)	$2,084
Portfolio turnover rate as of the end of the reporting period	54%
Asset Allocation(1)
Corporate Bonds and Notes		89%
Financials	24%
Energy	16%
Communication Services	9%
All other Corporate Bonds and Notes	40%
Leveraged Loans		9%
Short-Term Investment		2%
Total		100%
(1)	Percentage of total investments as of September 30, 2025.
Material Fund Changes
Effective October 1, 2025, the Fund will change its dividend distribution frequency to monthly (declared daily).
Effective on January 21, 2026 (the “Closing Date”), Class C shares of the Fund will no longer be available for purchase by new or existing shareholders, except by existing shareholders through certain qualifying transactions. Shareholders who own Class C shares as of the Closing Date may continue to hold such shares until they convert to Class A shares, as described in the Statutory Prospectus or other written notice. All other Class C share characteristics, including but not limited to 12b-1 plan fees, contingent deferred sales charges, and shareholder service fees, will remain unchanged.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8287
Virtus Newfleet Short Duration High Income Fund

Virtus Newfleet Short Duration High Income Fund
Institutional Class / ASHIX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus Newfleet Short Duration High Income Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574. This report describes changes to the Fund that occurred from the beginning of the reporting period through the date of issuance of this report.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Newfleet Short Duration High Income Fund Institutional Class / ASHIX	$62	0.60%
Portfolio Manager Commentary by Newfleet Asset Management
  For the fiscal year ended September 30, 2025, the Fund’s Institutional Class shares at NAV returned 6.31%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, returned 2.88% and the ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index, which serves as the style-specific index, returned 6.35%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The ICE BofA U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Negative issue selection in retail non-food/drug, consumer products, and leisure contributed to the Fund’s underperformance relative to the ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index. Issue selection in media other, health care, and financial/lease helped relative performance. The biggest contributors to absolute performance for the 12-month period were bonds issued by Centerfield Media, DirecTV, LSB Industries, Midcap Financial, and Onemain. The biggest detractors from absolute performance were bonds and loans issued by Saks Global Enterprises, First Brands, KIK Custom Products, Merlin Entertainment, and CVR Energy. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Financials exposure	Positive	The Fund benefited from its large positions in bonds of finance firms as the continued positive economic growth has supported credit quality of both businesses and consumers.
Retail exposure	Negative	The Fund was hurt by a sharp decline in the bonds of luxury retailer Saks Global Enterprises, which struggled due to working capital needs, tariff announcements, and the impact of the volatile macroeconomic climate on consumer spending.

Exposure to Centerfield Media	Positive	The Fund benefited from exposure to a Centerfield Media bond as its price rose sharply in the latter part of the fiscal year due to improved operating results and investors’ pricing in a higher likelihood of a near-term refinancing.

Event risk	Negative	A fire at a distribution plant led to poor performance for bonds of KIK Custom Products, as it worsened near-term financial results, strained liquidity, and created litigation risk.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Institutional Class shares. It assumes a $1,000,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market and style-specific indexes for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $1,000,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	10 Years
Virtus Newfleet Short Duration High Income Fund (Institutional Class/ASHIX) at NAV(1)	6.31%	6.38%	5.11%
Bloomberg U.S. Aggregate Bond Index	2.88%	(0.45)%	1.84%
ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index	6.35%	4.91%	4.83%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$702,001
Total number of portfolio holdings	187
Total advisory fee paid (‘000s)	$2,084
Portfolio turnover rate as of the end of the reporting period	54%
Asset Allocation(1)
Corporate Bonds and Notes		89%
Financials	24%
Energy	16%
Communication Services	9%
All other Corporate Bonds and Notes	40%
Leveraged Loans		9%
Short-Term Investment		2%
Total		100%
(1)	Percentage of total investments as of September 30, 2025.
Material Fund Changes
Effective October 1, 2025, the Fund will change its dividend distribution frequency to monthly (declared daily).
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8288
Virtus Newfleet Short Duration High Income Fund

Virtus Newfleet Short Duration High Income Fund
Class R6 / ASHSX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus Newfleet Short Duration High Income Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574. This report describes changes to the Fund that occurred from the beginning of the reporting period through the date of issuance of this report.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus Newfleet Short Duration High Income Fund Class R6 / ASHSX	$57	0.55%
Portfolio Manager Commentary by Newfleet Asset Management
  For the fiscal year ended September 30, 2025, the Fund’s Class R6 shares at NAV returned 6.44%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, returned 2.88% and the ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index, which serves as the style-specific index, returned 6.35%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The ICE BofA U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Negative issue selection in retail non-food/drug, consumer products, and leisure contributed to the Fund’s underperformance relative to the ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index. Issue selection in media other, health care, and financial/lease helped relative performance. The biggest contributors to absolute performance for the 12-month period were bonds issued by Centerfield Media, DirecTV, LSB Industries, Midcap Financial, and Onemain. The biggest detractors from absolute performance were bonds and loans issued by Saks Global Enterprises, First Brands, KIK Custom Products, Merlin Entertainment, and CVR Energy. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Financials exposure	Positive	The Fund benefited from its large positions in bonds of finance firms as the continued positive economic growth has supported credit quality of both businesses and consumers.
Retail exposure	Negative	The Fund was hurt by a sharp decline in the bonds of luxury retailer Saks Global Enterprises, which struggled due to working capital needs, tariff announcements, and the impact of the volatile macroeconomic climate on consumer spending.

Exposure to Centerfield Media	Positive	The Fund benefited from exposure to a Centerfield Media bond as its price rose sharply in the latter part of the fiscal year due to improved operating results and investors’ pricing in a higher likelihood of a near-term refinancing.

Event risk	Negative	A fire at a distribution plant led to poor performance for bonds of KIK Custom Products, as it worsened near-term financial results, strained liquidity, and created litigation risk.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years of Class R6 shares from inception (February 1, 2017). It assumes a $2,500,000 initial investment from inception, in appropriate broad-based securities market and style-specific indexes for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $2,500,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	Since Inception
Virtus Newfleet Short Duration High Income Fund (Class R6/ASHSX) at NAV(1)	6.44%	6.42%	4.87%
Bloomberg U.S. Aggregate Bond Index	2.88%	(0.45)%	1.88%
ICE BofA 1-3Y BB U.S. Cash Pay High Yield Index	6.35%	4.91%	4.55%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$702,001
Total number of portfolio holdings	187
Total advisory fee paid (‘000s)	$2,084
Portfolio turnover rate as of the end of the reporting period	54%
Asset Allocation(1)
Corporate Bonds and Notes		89%
Financials	24%
Energy	16%
Communication Services	9%
All other Corporate Bonds and Notes	40%
Leveraged Loans		9%
Short-Term Investment		2%
Total		100%
(1)	Percentage of total investments as of September 30, 2025.
Material Fund Changes
Effective October 1, 2025, the Fund will change its dividend distribution frequency to monthly (declared daily).
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8289
Virtus Newfleet Short Duration High Income Fund

Virtus NFJ Emerging Markets Value Fund
Class A / AZMAX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus NFJ Emerging Markets Value Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus NFJ Emerging Markets Value Fund Class A / AZMAX	$127	1.14%
Portfolio Manager Commentary by NFJ Investment Group, LLC
  For the fiscal year ended September 30, 2025, the Fund’s Class A shares at NAV returned 22.89%. For the same period, the MSCI Emerging Markets Index (net), a broad-based securities market index, returned 17.32%.
  The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Robust stock selection within the consumer discretionary and technology sectors contributed to performance during the fiscal year. These gains were only somewhat offset by negative security selection in the health care and utilities sectors. By country, security selection across Taiwan and India contributed to performance, while selection in Thailand and United Arab Emirates detracted. From an allocation perspective, an overweight in technology and an underweight in India contributed, while overweight positions in consumer discretionary and Japan detracted over the period. The biggest individual contributors to performance during the 12-month period were Alibaba, Taiwan Semiconductor Manufacturing, Tencent, Xiaomi, and Naspers. The biggest detractors from performance during the period were JD.com, Meituan, ACM Research, Nippon Paint, and Adani Green Energy. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Alibaba	Positive	The China-based online retailer performed well, particularly toward the end of the reporting period, when management announced plans to invest more than $53 billion in artificial intelligence (AI) and cloud infrastructure over the next three years.

Taiwan Semiconductor Manufacturing	Positive	Shares of the world’s largest contract semiconductor chip manufacturer performed well, particularly in the second half of the reporting period. The stock price was aided by the company reaffirming continued strong demand for AI, and announcing expectations for record revenue and earnings in 2025.

JD.com	Negative	The company’s shares were buffeted by trade war concerns and tariff headwinds during the reporting period. Notably, even with substantial tariffs in place, the online retailer maintained a price advantage over rival Amazon.com.

Meituan	Negative	In the face of fierce competition in China’s food and instant delivery business, management defended market share through sales promotions and lower prices. These efforts strained near-term performance and profit margins, and the Fund exited the position in the third quarter of 2025.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class A shares including any applicable sales charges or fees. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in an appropriate broad-based securities market index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	10 Years
Virtus NFJ Emerging Markets Value Fund (Class A /AZMAX) at NAV(1)	22.89%	4.11%	7.13%
Virtus NFJ Emerging Markets Value Fund (Class A /AZMAX) at POP(2),(3)	16.13%	2.94%	6.52%
MSCI Emerging Markets Index (net)	17.32%	7.02%	7.99%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
(3)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. A CDSC may be imposed on certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$16,382
Total number of portfolio holdings	113
Total advisory fee paid (‘000s)	$-
Portfolio turnover rate as of the end of the reporting period	74%
Asset Allocation(1)
Information Technology	29%
Consumer Discretionary	21%
Financials	16%
Communication Services	10%
Industrials	6%
Materials	5%
Health Care	4%
Other	9%
Total	100%
(1)	Percentage of total investments as of September 30, 2025.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8295
Virtus NFJ Emerging Markets Value Fund

Virtus NFJ Emerging Markets Value Fund
Class C / AZMCX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus NFJ Emerging Markets Value Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574. This report describes changes to the Fund that occurred from the beginning of the reporting period through the date of issuance of this report.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus NFJ Emerging Markets Value Fund Class C / AZMCX	$210	1.89%
Portfolio Manager Commentary by NFJ Investment Group, LLC
  For the fiscal year ended September 30, 2025, the Fund’s Class C shares at NAV returned 22.04%. For the same period, the MSCI Emerging Markets Index (net), a broad-based securities market index, returned 17.32%.
  The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Robust stock selection within the consumer discretionary and technology sectors contributed to performance during the fiscal year. These gains were only somewhat offset by negative security selection in the health care and utilities sectors. By country, security selection across Taiwan and India contributed to performance, while selection in Thailand and United Arab Emirates detracted. From an allocation perspective, an overweight in technology and an underweight in India contributed, while overweight positions in consumer discretionary and Japan detracted over the period. The biggest individual contributors to performance during the 12-month period were Alibaba, Taiwan Semiconductor Manufacturing, Tencent, Xiaomi, and Naspers. The biggest detractors from performance during the period were JD.com, Meituan, ACM Research, Nippon Paint, and Adani Green Energy. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Alibaba	Positive	The China-based online retailer performed well, particularly toward the end of the reporting period, when management announced plans to invest more than $53 billion in artificial intelligence (AI) and cloud infrastructure over the next three years.

Taiwan Semiconductor Manufacturing	Positive	Shares of the world’s largest contract semiconductor chip manufacturer performed well, particularly in the second half of the reporting period. The stock price was aided by the company reaffirming continued strong demand for AI, and announcing expectations for record revenue and earnings in 2025.

JD.com	Negative	The company’s shares were buffeted by trade war concerns and tariff headwinds during the reporting period. Notably, even with substantial tariffs in place, the online retailer maintained a price advantage over rival Amazon.com.

Meituan	Negative	In the face of fierce competition in China’s food and instant delivery business, management defended market share through sales promotions and lower prices. These efforts strained near-term performance and profit margins, and the Fund exited the position in the third quarter of 2025.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class C shares. It assumes a $10,000 initial investment at the beginning of the first fiscal year, in an appropriate broad-based securities market index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	10 Years
Virtus NFJ Emerging Markets Value Fund (Class C/AZMCX) at NAV(1) and with CDSC(2)	22.04%	3.33%	6.33%
MSCI Emerging Markets Index (net)	17.32%	7.02%	7.99%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
(2)
“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of time of purchase. CDSC for all Class C shares are 1% within the first year and 0% thereafter.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$16,382
Total number of portfolio holdings	113
Total advisory fee paid (‘000s)	$-
Portfolio turnover rate as of the end of the reporting period	74%
Asset Allocation(1)
Information Technology	29%
Consumer Discretionary	21%
Financials	16%
Communication Services	10%
Industrials	6%
Materials	5%
Health Care	4%
Other	9%
Total	100%
(1)	Percentage of total investments as of September 30, 2025.
Material Fund Changes
On January 26, 2026, Class C of the Fund will be eliminated as a share class and existing Class C shares of the Fund will be converted to Class A shares of the Fund. Shareholders holding Class C shares at the time of the conversion will receive Class A shares having an aggregate net asset value equal to the aggregate net asset value of their Class C shares immediately prior to the conversion. No sales charges will be imposed in connection with this conversion, and the conversion is not expected to be treated as a taxable event by the U.S. Internal Revenue Service.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8296
Virtus NFJ Emerging Markets Value Fund

Virtus NFJ Emerging Markets Value Fund
Institutional Class / AZMIX
Annual SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the Virtus NFJ Emerging Markets Value Fund (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/mutual-fund-documents. You can also request this information by contacting us at 1‑800‑243‑1574.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Virtus NFJ Emerging Markets Value Fund Institutional Class / AZMIX	$99	0.89%
Portfolio Manager Commentary by NFJ Investment Group, LLC
  For the fiscal year ended September 30, 2025, the Fund’s Institutional Class shares at NAV returned 23.20%. For the same period, the MSCI Emerging Markets Index (net), a broad-based securities market index, returned 17.32%.
  The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
Robust stock selection within the consumer discretionary and technology sectors contributed to performance during the fiscal year. These gains were only somewhat offset by negative security selection in the health care and utilities sectors. By country, security selection across Taiwan and India contributed to performance, while selection in Thailand and United Arab Emirates detracted. From an allocation perspective, an overweight in technology and an underweight in India contributed, while overweight positions in consumer discretionary and Japan detracted over the period. The biggest individual contributors to performance during the 12-month period were Alibaba, Taiwan Semiconductor Manufacturing, Tencent, Xiaomi, and Naspers. The biggest detractors from performance during the period were JD.com, Meituan, ACM Research, Nippon Paint, and Adani Green Energy. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
Alibaba	Positive	The China-based online retailer performed well, particularly toward the end of the reporting period, when management announced plans to invest more than $53 billion in artificial intelligence (AI) and cloud infrastructure over the next three years.

Taiwan Semiconductor Manufacturing	Positive	Shares of the world’s largest contract semiconductor chip manufacturer performed well, particularly in the second half of the reporting period. The stock price was aided by the company reaffirming continued strong demand for AI, and announcing expectations for record revenue and earnings in 2025.

JD.com	Negative	The company’s shares were buffeted by trade war concerns and tariff headwinds during the reporting period. Notably, even with substantial tariffs in place, the online retailer maintained a price advantage over rival Amazon.com.

Meituan	Negative	In the face of fierce competition in China’s food and instant delivery business, management defended market share through sales promotions and lower prices. These efforts strained near-term performance and profit margins, and the Fund exited the position in the third quarter of 2025.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Institutional Class shares. It assumes a $1,000,000 initial investment at the beginning of the first fiscal year, in an appropriate broad-based securities market index for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $1,000,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 9/30/25	1 Year	5 Years	10 Years
Virtus NFJ Emerging Markets Value Fund (Institutional Class/AZMIX) at NAV(1)	23.20%	4.36%	7.40%
MSCI Emerging Markets Index (net)	17.32%	7.02%	7.99%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.
KEY FUND STATISTICS (as of September 30, 2025)
Fund net assets (‘000s)	$16,382
Total number of portfolio holdings	113
Total advisory fee paid (‘000s)	$-
Portfolio turnover rate as of the end of the reporting period	74%
Asset Allocation(1)
Information Technology	29%
Consumer Discretionary	21%
Financials	16%
Communication Services	10%
Industrials	6%
Materials	5%
Health Care	4%
Other	9%
Total	100%
(1)	Percentage of total investments as of September 30, 2025.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/mutual-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-243-1574.
8297
Virtus NFJ Emerging Markets Value Fund

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is filed as an Exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that each of Donald C. Burke and Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of such individual is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years ended September 30, 2025 and September 30, 2024 are $152,148 and $172,481, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years ended September 30, 2025 and September 30, 2024 are $0 and $19,405, respectively. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for fiscal years ended September 30, 2025 and September 30, 2024 are $21,372 and $49,518, respectively.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for fiscal years ended September 30, 2025 and September 30, 2024 are $0 and $0, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Board of Trustees of Virtus Strategy Trust (the “Fund”) has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended September 30, 2025 and September 30, 2024 are $21,372 and $68,923, respectively.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Disclosure not required for open-end management investment companies.

Item 6. Investments.

(a)	Please refer to Item 7(a).

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) and (b): The registrant’s (annual) financial statements and financial highlights are as follows:

ANNUAL FINANCIALS (FORM N-CSR Item 7-11)
VIRTUS STRATEGY TRUST
September 30, 2025

Virtus Convertible Fund
Virtus Duff & Phelps Water Fund
Virtus Global Allocation Fund
Virtus International Small-Cap Fund
Virtus Newfleet Short Duration High Income Fund
Virtus NFJ Emerging Markets Value Fund
Not FDIC Insured • No Bank Guarantee • May Lose Value

Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the
Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at
https://www.sec.gov.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

VIRTUS STRATEGY TRUST
KEY INVESTMENT TERMS (Unaudited)
September 30, 2025
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Asset-Backed Securities (“ABS”)
Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements.
Collateralized Loan Obligation (“CLO”)
A collateralized loan obligation is a type of security backed by a pool of debt, typically low-rated corporate loans, structured so that there are several classes of bondholders with varying maturities, called tranches.
Designated Activity Company (“DAC”)
A flexible legal structure chosen for specialized financial activities in Ireland. A DAC is incorporated as a private company with limited liability.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal National Mortgage Association (“Fannie Mae”)
A government-sponsored, publicly traded enterprise that makes mortgages available to low- and moderate-income borrowers. It does not provide loans, but backs or guarantees them in the secondary mortgage market.
Federal Reserve (“Fed”)
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
Financial Times Stock Exchange (“FTSE”)
FTSE Russell provides a comprehensive range of reliable and accurate indexes, giving investors the tools they require to measure and analyze global markets across asset classes, styles or strategies.
Global Depositary Receipt (“GDR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by an international bank or a trust. Foreign companies use GDRs in order to make it easier for foreign investors to buy their shares.
Government National Mortgage Association (“Ginnie Mae”)
A U.S. government corporation that guarantees the timely payment of principal and interest on mortgage-backed securities (MBSs) issued by approved Ginnie Mae lenders, with the goal of expanding the pool of homeowners by mostly aiding lending to homeowners who are traditionally underserved in the mortgage marketplace such as first-time home buyers and low-income borrowers.
Leveraged Loans
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
Master Limited Partnerships (“MLPs”)
Investment which combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. To be classified as an MLP, a partnership must derive most of its cash flows from real estate, natural resources and commodities.
Mortgage-Backed Securities (“MBS”)
Mortgage-backed securities represent interests in pools of underlying home loans bought from banks which issue them.
Payment-in-Kind Security (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Public Joint Stock Company (“PJSC”)
A public joint stock company is a method to allow thousands or millions of people to jointly own a business. The most important feature is limited liability. The most important function of a public joint stock company is that the investor can only lose their initial investment.

VIRTUS STRATEGY TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
September 30, 2025
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Secured Overnight Financing Rate (“SOFR”)
SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Sponsored ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange.
Tokyo Stock Price Index (“TOPIX”)
Tokyo Stock Price Index is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.
Yield Curve
A yield curve is a line on a graph plotting the interest rates, at a set point in time, of bonds having equal credit quality but different maturity dates.

Convertible Fund
SCHEDULE OF INVESTMENTS
September 30, 2025
($ reported in thousands)

	Par Value	Value
Convertible Bonds and Notes—82.5%
Aerospace & Defense—1.8%
AeroVironment, Inc. 0.000%, 7/15/30	$9,940	$12,316
Intuitive Machines, Inc. 144A 2.500%, 10/1/30(1)	6,225	6,793
Rocket Lab USA, Inc. 144A 4.250%, 2/1/29(1)	810	7,581
		26,690

Auto Manufacturers—0.9%
Rivian Automotive, Inc. 4.625%, 3/15/29	13,305	13,777
Biotechnology—5.0%
Alnylam Pharmaceuticals, Inc.
1.000%, 9/15/27	13,755	22,606
144A 0.000%, 9/15/28(1)	3,480	3,456
Bridgebio Pharma, Inc.
2.500%, 3/15/27	6,555	9,190
144A 1.750%, 3/1/31(1)	3,140	4,185
Celcuity, Inc. 2.750%, 8/1/31	4,930	6,546
Cytokinetics, Inc. 144A 1.750%, 10/1/31(1)	6,875	7,840
Ionis Pharmaceuticals, Inc. 1.750%, 6/15/28	5,360	7,407
Ligand Pharmaceuticals, Inc. 144A 0.750%, 10/1/30(1)	9,795	11,025
		72,255

Commercial Services—1.5%
Affirm Holdings, Inc. 144A 0.750%, 12/15/29(1)	8,495	9,226
Hertz Corp. (The) 144A 5.500%, 10/1/30(1)	2,260	2,277
Shift4 Payments, Inc. 0.500%, 8/1/27	6,650	6,544
Stride, Inc. 1.125%, 9/1/27	1,380	3,922
		21,969

Computers—9.3%
CyberArk Software Ltd. 144A 0.000%, 6/15/30(1)	15,060	16,723
Lumentum Holdings, Inc. 144A 0.375%, 3/15/32(1)	23,755	27,271
Parsons Corp. 2.625%, 3/1/29	11,900	13,566
Seagate HDD Cayman 3.500%, 6/1/28	5,650	16,272
Super Micro Computer, Inc. 3.500%, 3/1/29	10,005	10,195
Varonis Systems, Inc. 1.000%, 9/15/29	10,880	11,729
Western Digital Corp. 3.000%, 11/15/28	8,820	28,290
	Par Value	Value

Computers—continued
Zscaler, Inc. 144A 0.000%, 7/15/28(1)(2)	$10,990	$10,896
		134,942

Diversified REITs—0.9%
Digital Realty Trust LP 144A 1.875%, 11/15/29(1)	12,155	12,763
Electric Utilities—3.8%
NextEra Energy Capital Holdings, Inc. 3.000%, 3/1/27	15,055	17,780
Southern Co. (The) 144A 3.250%, 6/15/28(1)	21,820	22,082
WEC Energy Group, Inc. 144A 3.375%, 6/1/28(1)	14,970	15,464
		55,326

Electronics—2.1%
Itron, Inc. 1.375%, 7/15/30	5,655	6,481
Mirion Technologies, Inc. 144A 0.250%, 6/1/30(1)	10,100	12,428
OSI Systems, Inc. 2.250%, 8/1/29	7,735	11,212
		30,121

Engineering & Construction—0.9%
Granite Construction, Inc. 3.250%, 6/15/30	8,925	13,651
Entertainment—2.6%
IMAX Corp. 0.500%, 4/1/26	6,130	7,193
Live Nation Entertainment, Inc. 144A 2.875%, 1/15/30(1)	27,970	31,005
		38,198

Financial Services—4.9%
Coinbase Global, Inc.
0.500%, 6/1/26	19,615	21,773
144A 0.000%, 10/1/29(1)	6,525	6,951
Galaxy Digital Holdings LP 144A 2.500%, 12/1/29(1)	6,815	11,175
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	15,000	19,492
Upstart Holdings, Inc. 144A 1.000%, 11/15/30(1)	4,635	4,336
WisdomTree, Inc. 144A 4.625%, 8/15/30(1)	6,535	6,922
		70,649

	Par Value	Value

Health Care REITs—2.2%
Welltower OP LLC 144A 3.125%, 7/15/29(1)	$21,840	$32,072
Healthcare-Products—3.5%
Alphatec Holdings, Inc. 144A 0.750%, 3/15/30(1)	9,550	11,357
Exact Sciences Corp. 144A 1.750%, 4/15/31(1)	7,470	6,951
Guardant Health, Inc. 1.250%, 2/15/31	9,700	12,605
iRhythm Technologies, Inc. 1.500%, 9/1/29	8,140	11,168
Repligen Corp. 1.000%, 12/15/28	5,440	5,456
Tempus AI, Inc. 144A 0.750%, 7/15/30(1)	3,335	4,185
		51,722

Healthcare-Services—0.6%
Oscar Health, Inc. 144A 2.250%, 9/1/30(1)	8,180	8,997
Home Builders—0.5%
Meritage Homes Corp. 1.750%, 5/15/28	6,695	6,852
Industrial REITs—0.7%
Rexford Industrial Realty LP 144A 4.375%, 3/15/27(1)	10,205	10,195
Internet—7.1%
Alibaba Group Holding Ltd. 0.500%, 6/1/31	5,940	10,912
DoorDash, Inc. 144A 0.000%, 5/15/30(1)	13,990	15,900
MakeMyTrip Ltd. 144A 0.000%, 7/1/30(1)	9,215	9,514
Opendoor Technologies, Inc. 144A 7.000%, 5/15/30(1)	610	3,174
Shopify, Inc. 0.125%, 11/1/25	5,930	6,230
Spotify USA, Inc. 0.000%, 3/15/26	7,315	9,996
Trip.com Group Ltd. 0.750%, 6/15/29	7,665	9,769
Uber Technologies, Inc.
0.000%, 12/15/25(2)	16,350	19,914
Series 2028 0.875%, 12/1/28	2,705	3,976
Wayfair, Inc. 3.250%, 9/15/27	8,785	13,386
		102,771

Investment Companies—3.0%
Cipher Mining, Inc. 144A 0.000%, 10/1/31(1)	8,835	9,712
IREN Ltd. 144A 3.250%, 6/15/30(1)	5,800	17,013
See Notes to Financial Statements

Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2025
($ reported in thousands)
	Par Value	Value

Investment Companies—continued
Riot Platforms, Inc. 144A 0.750%, 1/15/30(1)	$11,350	$17,329
		44,054

Leisure Time—2.2%
Carnival Corp. 5.750%, 12/1/27	5,360	11,971
NCL Corp., Ltd. 144A 0.750%, 9/15/30(1)	19,610	19,782
		31,753

Machinery-Construction & Mining—1.8%
Bloom Energy Corp. 3.000%, 6/1/29	6,495	26,805
Media—0.5%
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27	5,905	7,830
Metal Fabricate/Hardware—0.7%
Xometry, Inc. 144A 0.750%, 6/15/30(1)	6,915	9,681
Mining—1.7%
Centrus Energy Corp. 144A 0.000%, 8/15/32(1)	9,120	14,068
MP Materials Corp.
144A 0.250%, 4/1/26(1)	1,220	1,867
144A 3.000%, 3/1/30(1)	2,690	8,562
		24,497

Miscellaneous Manufacturing—1.1%
Axon Enterprise, Inc. 0.500%, 12/15/27	2,480	7,775
JBT Marel Corp. 144A 0.375%, 9/15/30(1)	8,175	7,942
		15,717

Office REITs—0.5%
Boston Properties LP 144A 2.000%, 10/1/30(1)	7,315	7,293
Oil, Gas & Consumable Fuels—1.3%
Solaris Energy Infrastructure, Inc. 4.750%, 5/1/30	6,740	12,064
UGI Corp. 5.000%, 6/1/28	5,340	6,825
		18,889

Personal Care Product—0.9%
Oddity Finance LLC 144A 0.000%, 6/15/30(1)	12,720	12,815
Pharmaceuticals—0.8%
Jazz Investments I Ltd. 3.125%, 9/15/30	9,915	11,764
	Par Value	Value

Pipelines—0.5%
Golar LNG Ltd. 144A 2.750%, 12/15/30(1)	$7,380	$7,454
Retail—0.6%
Burlington Stores, Inc. 1.250%, 12/15/27	6,055	8,153
Semiconductors—5.0%
Cohu, Inc. 144A 1.500%, 1/15/31(1)	7,330	7,560
Impinj, Inc. 144A 0.000%, 9/15/29(1)	6,275	6,367
MACOM Technology Solutions Holdings, Inc. 144A 0.000%, 12/15/29(1)(2)	10,250	10,337
Nova Ltd. 144A 0.000%, 9/15/30(1)	7,000	8,415
ON Semiconductor Corp. 0.000%, 5/1/27	5,435	6,185
Semtech Corp. 1.625%, 11/1/27	6,850	13,477
Synaptics, Inc. 144A 0.750%, 12/1/31(1)	8,105	7,979
Veeco Instruments, Inc. 2.875%, 6/1/29	6,975	8,911
Wolfspeed, Inc.
2.500%, 6/15/31	773	1,847
144A 2.500%, 6/15/31(1)	882	2,117
		73,195

Software—10.4%
Alignment Healthcare, Inc. 144A 4.250%, 11/15/29(1)	5,410	7,612
Cloudflare, Inc. 0.000%, 8/15/26(2)	17,325	21,582
Datadog, Inc. 144A 0.000%, 12/1/29(1)(2)	17,745	17,568
Guidewire Software, Inc. 144A 1.250%, 11/1/29(1)	10,810	12,572
Life360, Inc. 144A 0.000%, 6/1/30(1)	4,990	7,338
Nebius Group N.V. 144A 1.000%, 9/15/30(1)	10,480	12,188
Nutanix, Inc. 144A 0.500%, 12/15/29(1)	10,635	11,972
Snowflake, Inc. 0.000%, 10/1/29	13,150	20,586
Strategy, Inc.
144A 0.000%, 12/1/29(1)(2)	23,740	21,248
144A 0.000%, 3/1/30(1)	7,185	7,562
Unity Software, Inc. 144A 0.000%, 3/15/30(1)	8,690	11,737
		151,965

Telecommunications—2.4%
GDS Holdings Ltd. 144A 2.250%, 6/1/32(1)	8,320	11,715
	Par Value	Value

Telecommunications—continued
InterDigital, Inc. 3.500%, 6/1/27	$2,870	$12,833
Viavi Solutions, Inc. 144A 0.625%, 3/1/31(1)	8,875	9,746
		34,294

Water Utilities—0.8%
American Water Capital Corp. 3.625%, 6/15/26	11,595	11,611
Total Convertible Bonds and Notes (Identified Cost $997,710)		1,200,720

Corporate Bonds and Notes—0.1%
Semiconductors—0.1%
Wolfspeed, Inc. (7.000% Cash or 12.000% PIK) 7.000%, 6/15/31(3)(4)	976	864
Total Corporate Bonds and Notes (Identified Cost $864)		864

	Shares
Convertible Preferred Stocks—11.9%
Aerospace & Defense—2.7%
Boeing Co. (The), 6.000%	572,350	39,819
Banks—2.4%
Wells Fargo & Co. Series L, 7.500%	28,720	35,449
Capital Markets—1.8%
Ares Management Corp. Series B, 6.750%	239,495	11,900
KKR & Co., Inc. Series D, 6.250%	279,040	14,608
		26,508

Electric Utilities—1.1%
NextEra Energy, Inc., 7.299%	67,200	3,351
PG&E Corp. Series A, 6.000%	321,305	12,653
		16,004

Financial Services—0.4%
Shift4 Payments, Inc., 6.000%	54,980	5,216
Healthcare Providers & Services—0.9%
BrightSpring Health Services, Inc., 6.750%	121,880	12,321
Semiconductors & Semiconductor Equipment—0.9%
Microchip Technology, Inc., 7.500%	229,445	13,544
See Notes to Financial Statements

Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2025
($ reported in thousands)
	Shares	Value

Software—0.2%
Strategy, Inc., 8.000%	36,705	$3,366
Technology Hardware, Storage & Peripherals—0.9%
Hewlett Packard Enterprise Co., 7.625%	191,330	12,991
Trading Companies & Distributors—0.6%
QXO, Inc., 5.500%	145,570	8,005
Total Convertible Preferred Stocks (Identified Cost $153,255)		173,223

Common Stock—0.1%
Semiconductors & Semiconductor Equipment—0.1%
Wolfspeed, Inc.(5)	80,771	2,310
Total Common Stock (Identified Cost $1,454)		2,310

Total Long-Term Investments—94.6% (Identified Cost $1,153,283)		1,377,117

	Shares	Value

Short-Term Investment—1.1%
Money Market Mutual Fund—1.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.027%)(6)	15,572,455	$15,572
Total Short-Term Investment (Identified Cost $15,572)		15,572

TOTAL INVESTMENTS—95.7% (Identified Cost $1,168,855)		$1,392,689
Other assets and liabilities, net—4.3%		62,453
NET ASSETS—100.0%		$1,455,142

Abbreviations:
EV	Enterprise Value
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Footnote Legend:
(1)
Security exempt from registration under Rule 144A
of the Securities Act of 1933. These securities may
be resold in transactions exempt from registration,
normally to qualified institutional buyers. At
September 30, 2025, these securities amounted to
a value of $659,787 or 45.3% of net assets.

(2)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(3)	Security in default; no interest payments are being received.
(4)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(5)	Non-income producing.
(6)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	86%
Cayman Islands	4
Bermuda	3
Israel	2
Australia	1
Canada	1
Netherlands	1
Other	2
Total	100%
† % of total investments as of September 30, 2025.
For information regarding the abbreviations, see the Key Investment Terms starting on page 1.
See Notes to Financial Statements

Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2025
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of September 30, 2025, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$1,200,720	$—	$1,200,720
Corporate Bonds and Notes	864	—	864
Equity Securities:
Convertible Preferred Stocks	173,223	173,223	—
Common Stock	2,310	2,310	—
Money Market Mutual Fund	15,572	15,572	—
Total Investments	$1,392,689	$191,105	$1,201,584
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2025.
There were no transfers into or out of Level 3 related to securities held at September 30, 2025
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Equity-Linked Notes
Investments in Securities
Balance as of September 30, 2024:	$24,809	$24,809
Net realized gain (loss)	(8)	(8)
Net change in unrealized appreciation (depreciation)	(849)	(849)
Sales(a)	(23,952)	(23,952)
Balance as of September 30, 2025	$—	$—
(a) Includes paydowns on securities.
See Notes to Financial Statements

Duff & Phelps Water Fund
SCHEDULE OF INVESTMENTS
September 30, 2025
($ reported in thousands)

	Shares	Value
Common Stocks—99.7%
Brazil—5.9%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,348,445	$33,563
Canada—3.9%
GFL Environmental, Inc.	257,232	12,188
Stantec, Inc.	92,683	9,995
		22,183

China—0.7%
Guangdong Investment Ltd. (Hong Kong)	4,310,000	3,916
France—4.5%
Veolia Environnement S.A.	747,382	25,429
Japan—1.6%
Kurita Water Industries Ltd.	274,300	9,365
Netherlands—1.4%
Arcadis N.V.	161,623	8,140
Switzerland—5.9%
Belimo Holding AG Registered Shares	2,756	2,879
Geberit AG Registered Shares	20,293	15,224
Georg Fischer AG Registered Shares	202,953	15,794
		33,897

United Kingdom—12.5%
Halma plc	186,161	8,637
Pennon Group plc	1,979,065	12,446
Severn Trent plc	847,190	29,487
United Utilities Group plc	1,372,487	21,163
		71,733

United States—63.3%
Advanced Drainage Systems, Inc.	136,558	18,941
	Shares	Value

United States—continued
AECOM	105,506	$13,765
American Water Works Co., Inc.	192,270	26,762
Badger Meter, Inc.	53,061	9,476
Core & Main, Inc. Class A(1)	336,909	18,136
Danaher Corp.	29,432	5,835
Ecolab, Inc.	92,844	25,426
Energy Recovery, Inc.(1)	308,006	4,749
Essential Utilities, Inc.	654,115	26,099
Ferguson Enterprises, Inc.	19,508	4,381
Franklin Electric Co., Inc.	97,593	9,291
IDEX Corp.	45,641	7,429
Mueller Water Products, Inc. Class A	559,811	14,286
Pentair plc	242,777	26,890
Tetra Tech, Inc.	269,216	8,986
Thermo Fisher Scientific, Inc.	14,166	6,871
Valmont Industries, Inc.	47,917	18,579
Veralto Corp.	344,881	36,768
Waste Management, Inc.	23,003	5,080
Watts Water Technologies, Inc. Class A	34,621	9,669
Xylem, Inc.	393,431	58,031
Zurn Elkay Water Solutions Corp.	150,351	7,071
		362,521

Total Common Stocks (Identified Cost $344,413)		570,747

Total Long-Term Investments—99.7% (Identified Cost $344,413)		570,747

TOTAL INVESTMENTS—99.7% (Identified Cost $344,413)		$570,747
Other assets and liabilities, net—0.3%		1,646
NET ASSETS—100.0%		$572,393

Abbreviations:
ADR	American Depositary Receipt
plc	Public Limited Company

Footnote Legend:
(1)	Non-income producing.

Country Weightings (Unaudited)†
United States	63%
United Kingdom	13
Switzerland	6
Brazil	6
France	4
Canada	4
Japan	2
Other	2
Total	100%
† % of total investments as of September 30, 2025.
The following table summarizes the value of the Fund’s investments as of September 30, 2025, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2025	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$570,747	$570,747
Total Investments	$570,747	$570,747
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2025.
There were no transfers into or out of Level 3 related to securities held at September 30, 2025.
For information regarding the abbreviations, see the Key Investment Terms starting on page 1.
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS
September 30, 2025
($ reported in thousands)

	Par Value	Value
Convertible Bonds and Notes—2.7%
Auto Manufacturers—0.0%
Rivian Automotive, Inc. 4.625%, 3/15/29	$52	$54
Biotechnology—0.1%
Alnylam Pharmaceuticals, Inc. 1.000%, 9/15/27	47	77
Halozyme Therapeutics, Inc. 1.000%, 8/15/28	65	91
Innoviva, Inc. 2.125%, 3/15/28	40	39
		207

Commercial Services—0.2%
Affirm Holdings, Inc. 144A 0.750%, 12/15/29(1)	36	39
Alarm.com Holdings, Inc.
0.000%, 1/15/26(2)	41	40
2.250%, 6/1/29	46	44
Stride, Inc. 1.125%, 9/1/27	35	100
		223

Computers—0.3%
Okta, Inc. 0.375%, 6/15/26	47	46
Rubrik, Inc. 144A 0.000%, 6/15/30(1)	48	48
Seagate HDD Cayman 3.500%, 6/1/28	65	187
Varonis Systems, Inc. 1.000%, 9/15/29	47	51
Western Digital Corp. 3.000%, 11/15/28	30	96
		428

Electric Utilities—0.1%
Evergy, Inc. 4.500%, 12/15/27	77	97
PG&E Corp. 4.250%, 12/1/27	31	31
		128

Electronics—0.2%
Advanced Energy Industries, Inc. 2.500%, 9/15/28	82	114
Itron, Inc. 1.375%, 7/15/30	63	72
OSI Systems, Inc. 2.250%, 8/1/29	54	78
		264

Engineering & Construction—0.1%
Granite Construction, Inc.
3.750%, 5/15/28	35	84
3.250%, 6/15/30	38	58
	Par Value	Value

Engineering & Construction—continued
Uniti Group, Inc. 7.500%, 12/1/27	$36	$39
		181

Financial Services—0.2%
Coinbase Global, Inc. 0.250%, 4/1/30	42	53
EZCORP, Inc. 144A 3.750%, 12/15/29(1)	52	95
Upstart Holdings, Inc. 144A 2.000%, 10/1/29(1)	25	35
WisdomTree, Inc. 3.250%, 8/15/29	57	74
		257

Health Care REITs—0.1%
Ventas Realty LP 3.750%, 6/1/26	47	61
Welltower OP LLC
144A 2.750%, 5/15/28(1)	51	95
144A 3.125%, 7/15/29(1)	30	44
		200

Healthcare-Products—0.3%
CONMED Corp. 2.250%, 6/15/27	50	48
Enovis Corp. 3.875%, 10/15/28	50	49
Exact Sciences Corp. 144A 2.000%, 3/1/30(1)	66	68
Guardant Health, Inc. 1.250%, 2/15/31	44	57
iRhythm Technologies, Inc. 1.500%, 9/1/29	86	118
LivaNova plc 2.500%, 3/15/29	37	40
		380

Internet—0.2%
Fiverr International Ltd. 0.000%, 11/1/25(2)	20	20
Sea Ltd. 2.375%, 12/1/25	35	69
Spotify USA, Inc. 0.000%, 3/15/26	62	85
Uber Technologies, Inc. Series 2028 0.875%, 12/1/28	20	29
Wayfair, Inc. 3.500%, 11/15/28	33	68
Ziff Davis, Inc. 144A 3.625%, 3/1/28(1)	40	39
		310

Investment Companies—0.0%
Core Scientific, Inc. 144A 3.000%, 9/1/29(1)	25	45
Leisure Time—0.1%
Carnival Corp. 5.750%, 12/1/27	43	96
	Par Value	Value

Leisure Time—continued
NCL Corp., Ltd. 144A 0.875%, 4/15/30(1)	$45	$53
Peloton Interactive, Inc. 5.500%, 12/1/29	30	67
		216

Media—0.1%
Liberty Media Corp. 144A 2.375%, 9/30/53(1)	18	29
Sphere Entertainment Co. 3.500%, 12/1/28	58	110
		139

Mining—0.1%
B2Gold Corp. 144A 2.750%, 2/1/30(1)	55	93
Mortgage Real Estate Investment Trusts (REITs)—0.0%
Starwood Property Trust, Inc. 6.750%, 7/15/27	32	34
Pharmaceuticals—0.1%
Collegium Pharmaceutical, Inc. 2.875%, 2/15/29	19	22
Herbalife Ltd. 4.250%, 6/15/28	47	44
Pacira BioSciences, Inc. 2.125%, 5/15/29	44	45
		111

Software—0.5%
Alignment Healthcare, Inc. 144A 4.250%, 11/15/29(1)	63	89
Bandwidth, Inc. 0.500%, 4/1/28	58	49
BlackLine, Inc. 1.000%, 6/1/29	70	73
Dayforce, Inc. 0.250%, 3/15/26	41	40
Dropbox, Inc. 0.000%, 3/1/28	74	76
Nutanix, Inc. 0.250%, 10/1/27	77	106
Progress Software Corp.
1.000%, 4/15/26	59	59
3.500%, 3/1/30	47	47
RingCentral, Inc. 0.000%, 3/15/26(2)	42	41
Snowflake, Inc. 0.000%, 10/1/29	20	31
Strategy, Inc. 0.625%, 3/15/30	40	90
		701

Telecommunications—0.0%
Viavi Solutions, Inc. 144A 0.625%, 3/1/31(1)	43	47
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2025
($ reported in thousands)
	Par Value	Value

Transportation—0.0%
Greenbrier Cos., Inc. (The) 2.875%, 4/15/28	$46	$49
Total Convertible Bonds and Notes (Identified Cost $3,419)		4,067

	Shares
Convertible Preferred Stocks—0.3%
Aerospace & Defense—0.1%
Boeing Co. (The), 6.000%	1,150	80
Banks—0.1%
Bank of America Corp. Series L, 7.250%	22	28
Wells Fargo & Co. Series L, 7.500%	66	82
		110

Capital Markets—0.0%
Ares Management Corp. Series B, 6.750%	850	42
Financial Services—0.0%
Apollo Global Management, Inc., 6.750%	600	42
Software—0.0%
Strategy, Inc., 8.000%	400	37
Specialized REITs—0.0%
EPR Properties Series C, 5.750%	1,857	47
Technology Hardware, Storage & Peripherals—0.1%
Hewlett Packard Enterprise Co., 7.625%	800	54
Total Convertible Preferred Stocks (Identified Cost $404)		412

Preferred Stocks—0.2%
Banks—0.2%
Grupo Cibest S.A., 8.940%	23 (3)	300
Water Utilities—0.0%
Cia De Sanena Do Parana, 6.610%	29,100	39
Total Preferred Stocks (Identified Cost $345)		339

Common Stocks—40.5%
Aerospace & Defense—1.4%
BAE Systems plc	8,050	223
Bharat Electronics Ltd.	36,065	164
GE Aerospace	1,175	353
General Dynamics Corp.	360	123
	Shares	Value

Aerospace & Defense—continued
HEICO Corp.	190	$61
HEICO Corp. Class A	500	127
Huntington Ingalls Industries, Inc.	330	95
Kongsberg Gruppen ASA	2,111	67
L3Harris Technologies, Inc.	400	122
Northrop Grumman Corp.	216	132
Rolls-Royce Holdings plc	12,800	205
Safran S.A.	440	155
Singapore Technologies Engineering Ltd.	50,300	336
		2,163

Air Freight & Logistics—0.1%
Deutsche Post AG	1,620	72
Expeditors International of Washington, Inc.	217	27
		99

Automobile Components—0.5%
BorgWarner, Inc.	2,050	90
Magna International, Inc.	2,700	128
Magna International, Inc.	9,800	464
Toyota Boshoku Corp.	8,000	133
		815

Automobiles—0.5%
Ford Motor Co.	11,300	135
Mercedes-Benz Group AG	3,150	198
Subaru Corp.	15,000	307
Tesla, Inc.(4)	200	89
Toyota Motor Corp.	4,300	83
		812

Banks—6.1%
Abu Dhabi Commercial Bank PJSC	34,300	136
Agricultural Bank of China Ltd. Class H	314,000	212
Banca Monte dei Paschi di Siena SpA	12,272	109
Banco BPM SpA	25,274	378
Banco de Sabadell S.A.	51,879	201
Bank Hapoalim BM	11,405	232
Bank Leumi Le-Israel BM	10,140	200
Bank of China Ltd. Class H	131,000	72
Bank of Montreal	500	65
Bank of Nova Scotia (The)	4,260	275
Bank Polska Kasa Opieki S.A.	857	41
BOC Hong Kong Holdings Ltd.	50,000	235
Canadian Imperial Bank of Commerce	1,120	89
Canadian Imperial Bank of Commerce	2,160	173
China Construction Bank Corp. Class A	35,200	43
	Shares	Value

Banks—continued
China Construction Bank Corp. Class H	36,000	$35
Citizens Financial Group, Inc.	7,200	383
Credit Agricole S.A.	15,984	314
CTBC Financial Holding Co., Ltd.	137,000	193
DBS Group Holdings Ltd.	3,100	123
DNB Bank ASA	7,546	205
Dubai Islamic Bank PJSC	70,485	184
E.Sun Financial Holding Co., Ltd.	118,332	129
Emirates NBD Bank PJSC	34,220	226
Erste Group Bank AG	2,744	268
First Abu Dhabi Bank PJSC	11,229	48
Grupo Cibest S.A. ADR	3,803	197
Hana Financial Group, Inc.	3,387	210
HSBC Holdings plc	25,500	358
Huntington Bancshares, Inc.	8,700	150
ICICI Bank Ltd. Sponsored ADR	1,491	45
ING Groep N.V.	7,200	187
Intesa Sanpaolo SpA	67,470	445
JPMorgan Chase & Co.	1,949	615
Mitsubishi UFJ Financial Group, Inc.	12,200	197
Mizuho Financial Group, Inc.	7,000	236
NatWest Group plc	19,809	139
Nordea Bank Abp	12,900	212
Piraeus Financial Holdings S.A.(4)	10,163	86
PNC Financial Services Group, Inc. (The)	650	131
Regions Financial Corp.	15,000	396
Santander Bank Polska S.A.	196	25
SinoPac Financial Holdings Co., Ltd.	57,361	47
Sumitomo Mitsui Financial Group, Inc.	10,600	299
Sumitomo Mitsui Trust Group, Inc.	4,800	140
Swedbank AB Class A	6,400	192
Toronto-Dominion Bank (The)	3,450	276
		9,152

Beverages—0.0%
Sino Grandness Food Industry Group Ltd.(4)(5)	77,400	—
Biotechnology—0.5%
AbbVie, Inc.	941	218
Amgen, Inc.	541	153
Argenx SE(4)	316	229
Natera, Inc.(4)	460	74
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2025
($ reported in thousands)
	Shares	Value

Biotechnology—continued
Regeneron Pharmaceuticals, Inc.	100	$56
		730

Broadline Retail—1.1%
Alibaba Group Holding Ltd.	8,000	182
Amazon.com, Inc.(4)	3,947	867
Dollarama, Inc.	472	62
eBay, Inc.	2,959	269
JD.com, Inc. Class A	6,500	116
Vipshop Holdings Ltd. ADR	6,899	135
		1,631

Building Products—0.0%
Trane Technologies plc	91	38
Capital Markets—2.0%
3i Group plc	102	6
AllianceBernstein Holding LP	3,170	121
Bank of New York Mellon Corp. (The)	4,337	472
Blackstone, Inc.	750	128
Charles Schwab Corp. (The)	1,160	111
Daiwa Securities Group, Inc.	22,000	179
Deutsche Boerse AG	160	43
Houlihan Lokey, Inc. Class A	650	133
Moody’s Corp.	53	25
Morgan Stanley	1,801	286
Nomura Holdings, Inc.	47,800	351
Partners Group Holding AG	140	182
S&P Global, Inc.	56	27
SEI Investments Co.	91	8
Singapore Exchange Ltd.	16,300	209
State Street Corp.	2,230	259
T. Rowe Price Group, Inc.	2,900	298
UBS Group AG Registered Shares	2,520	103
		2,941

Commercial Services & Supplies—0.1%
Cintas Corp.	147	30
Veralto Corp.	1,441	154
		184

Communications Equipment—0.6%
Accton Technology Corp.	6,000	206
Arcadyan Technology Corp.	3,000	22
Arista Networks, Inc.(4)	1,113	162
Cisco Systems, Inc.	2,308	158
Motorola Solutions, Inc.	142	65
Telefonaktiebolaget LM Ericsson Class B	20,500	169
	Shares	Value

Communications Equipment—continued
VTech Holdings Ltd.	10,500	$84
		866

Construction & Engineering—0.3%
EMCOR Group, Inc.	251	163
Vinci S.A.	1,600	222
		385

Construction Materials—0.2%
CRH plc	987	118
Holcim AG(4)	1,750	148
		266

Consumer Finance—0.1%
Muthoot Finance Ltd.	4,180	145
Qfin Holdings, Inc. ADR	1,372	39
		184

Consumer Staples Distribution & Retail—0.2%
Carrefour S.A.	8,500	129
Costco Wholesale Corp.	13	12
Dollar General Corp.	850	88
Koninklijke Ahold Delhaize N.V.	1,715	69
		298

Containers & Packaging—0.0%
Ardagh Metal Packaging S.A.	10,500	42
Diversified REITs—0.8%
CapitaLand Integrated Commercial Trust	56,000	99
Charter Hall Group	7,850	118
Charter Hall Long Wale REIT	11,600	34
GPT Group (The)	46,800	166
Land Securities Group plc	19,000	149
Stockland	42,200	171
WP Carey, Inc.	6,000	406
		1,143

Diversified Telecommunication Services—0.7%
Deutsche Telekom AG Registered Shares	2,375	81
HKT Trust & HKT Ltd.	58,000	86
LG Uplus Corp.	4,344	48
PCCW Ltd.	130,000	89
Telefonica Brasil S.A.	15,500	99
Telenor ASA	9,000	149
Verizon Communications, Inc.	9,950	437
		989

Electric Utilities—1.6%
Chubu Electric Power Co., Inc.	7,700	107
	Shares	Value

Electric Utilities—continued
CPFL Energia S.A.	10,900	$80
Edison International	6,600	365
Emera, Inc.	2,600	125
Emera, Inc.	2,400	115
Endesa S.A.	7,848	251
Enel SpA	46,621	441
Eversource Energy	600	43
Iberdrola S.A.	13,863	262
Korea Electric Power Corp.	2,491	64
NRG Energy, Inc.	1,056	171
PGE Polska Grupa Energetyczna S.A.(4)	9,669	29
Terna - Rete Elettrica Nazionale	26,095	265
		2,318

Electrical Equipment—0.7%
ABB Ltd. Registered Shares	3,600	259
Eaton Corp. plc	441	165
Fuji Electric Co., Ltd.	1,500	101
Legrand S.A.	500	83
nVent Electric plc	1,400	138
Signify N.V.	5,650	148
Vertiv Holdings Co. Class A	1,146	173
		1,067

Electronic Equipment, Instruments & Components—0.3%
LG Display Co. Ltd.(4)	9,643	99
Nippon Electric Glass Co., Ltd.	2,300	76
PAX Global Technology Ltd.	106,000	78
TE Connectivity plc	800	176
		429

Entertainment—0.6%
Electronic Arts, Inc.	1,605	324
NetEase, Inc.	8,400	255
Netflix, Inc.(4)	262	314
		893

Financial Services—0.3%
Banca Mediolanum SpA	8,400	168
Berkshire Hathaway, Inc. Class B(4)	130	65
M&G plc	48,700	166
		399

Food Products—0.8%
AVI Ltd.	17,376	100
Cal-Maine Foods, Inc.	1,150	108
Danone S.A.	2,425	211
MBRF Global Foods Co. S.A.	43,563	159
WH Group Ltd.	521,000	564
		1,142

See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2025
($ reported in thousands)
	Shares	Value

Gas Utilities—0.2%
Osaka Gas Co., Ltd.	4,300	$124
Perusahaan Gas Negara Tbk PT	1,142,500	116
Tokyo Gas Co. Ltd.	500	18
		258

Health Care REITs—0.1%
American Healthcare REIT, Inc.	1,660	70
Global Medical REIT, Inc.	1,650	55
		125

Healthcare Equipment & Supplies—0.1%
IDEXX Laboratories, Inc.(4)	241	154
Insulet Corp.(4)	51	16
ResMed, Inc.	31	8
		178

Healthcare Providers & Services—0.1%
HCA Healthcare, Inc.	273	117
Labcorp Holdings, Inc.	95	27
Tenet Healthcare Corp.(4)	310	63
		207

Healthcare Technology—0.0%
Veeva Systems, Inc. Class A(4)	47	14
Hotels, Restaurants & Leisure—0.2%
Aristocrat Leisure Ltd.	122	6
Hilton Worldwide Holdings, Inc.	38	10
OPAP S.A.	6,521	152
Viking Holdings Ltd.(4)	2,000	124
		292

Industrial Conglomerates—0.2%
3M Co.	280	43
CITIC Ltd.	102,000	150
Icahn Enterprises LP	14,700	124
		317

Insurance—2.4%
Admiral Group plc	3,600	162
Allianz SE Registered Shares	687	288
Allstate Corp. (The)	672	144
Aviva plc	31,189	288
AXA S.A.	1,300	62
China Pacific Insurance Group Co., Ltd. Class H	9,200	37
Hartford Insurance Group, Inc. (The)	1,040	139
Legal & General Group plc	55,000	176
NN Group N.V.	2,600	183
People’s Insurance Co. Group of China Ltd. (The) Class H	90,000	79
	Shares	Value

Insurance—continued
Phoenix Group Holdings plc	67,663	$586
Poste Italiane SpA	7,500	178
Powszechny Zaklad Ubezpieczen S.A.	25,300	378
QBE Insurance Group Ltd.	14,063	192
Sampo Oyj Class A	9,004	103
Sanlam Ltd.	28,068	136
SBI Life Insurance Co., Ltd.	1,557	31
Talanx AG	785	104
Tokio Marine Holdings, Inc.	3,100	131
Unipol Assicurazioni SpA	6,200	133
Willis Towers Watson plc	25	9
		3,539

Interactive Media & Services—1.5%
Alphabet, Inc. Class A	2,742	666
Alphabet, Inc. Class C	2,517	613
Meta Platforms, Inc. Class A	747	549
Tencent Holdings Ltd.	3,600	307
Weibo Corp. Sponsored ADR	4,589	57
		2,192

IT Services—0.0%
Fujitsu Ltd.	1,000	23
TIS, Inc.	600	20
		43

Leisure Products—0.0%
Hasbro, Inc.	760	58
Life Sciences Tools & Services—0.1%
WuXi AppTec Co., Ltd. Class A	5,700	90
Machinery—0.3%
Ashok Leyland Ltd.	40,700	65
Daifuku Co., Ltd.	1,700	55
HD Korea Shipbuilding & Offshore Engineering Co., Ltd.	311	91
Sinotruk Hong Kong Ltd.	33,500	99
THK Co., Ltd.	1,300	36
Yutong Bus Co., Ltd. Class A	30,900	118
		464

Marine Transportation—0.8%
AP Moller - Maersk A/S Class A	178	348
AP Moller - Maersk A/S Class B	80	157
Global Ship Lease, Inc. Class A	3,700	114
Orient Overseas International Ltd.	6,500	105
	Shares	Value

Marine Transportation—continued
SITC International Holdings Co., Ltd.	93,000	$358
Wallenius Wilhelmsen ASA	18,100	161
		1,243

Media—0.0%
Fox Corp. Class A	524	33
Metals & Mining—1.2%
Agnico Eagle Mines Ltd.	450	76
Aneka Tambang Tbk	421,100	80
Aura Minerals, Inc.	1,800	67
Barrick Mining Corp.	2,800	92
BHP Group Ltd.	6,600	186
China Hongqiao Group Ltd.	46,000	156
Fortescue Ltd.	30,400	376
Kinross Gold Corp.	9,433	234
National Aluminium Co., Ltd.	17,212	41
Rio Tinto plc	3,450	227
SunCoke Energy, Inc.	5,720	47
Vedanta Ltd.	33,441	175
Welspun Corp., Ltd.	2,016	19
		1,776

Mortgage Real Estate Investment Trusts (REITs)—0.7%
AGNC Investment Corp.	12,800	125
Annaly Capital Management, Inc.	24,950	504
ARMOUR Residential REIT, Inc.	8,200	123
Dynex Capital, Inc.	9,950	122
Invesco Mortgage Capital, Inc.	14,700	111
Orchid Island Capital, Inc.	17,600	124
		1,109

Multi-Utilities—0.5%
Dominion Energy, Inc.	3,645	223
Engie S.A.	19,080	409
National Grid plc	4,036	58
NiSource, Inc.	2,959	128
		818

Oil, Gas & Consumable Fuels—1.4%
Aker BP ASA	6,800	172
Bharat Petroleum Corp., Ltd.	39,010	149
Canadian Natural Resources Ltd.	1,800	58
Crescent Energy Co. Class A	7,800	70
d’Amico International Shipping S.A.	12,400	63
Enbridge, Inc.	5,000	252
HELLENiQ ENERGY Holdings S.A.	2,586	26
Kimbell Royalty Partners LP	9,070	122
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2025
($ reported in thousands)
	Shares	Value

Oil, Gas & Consumable Fuels—continued
Mach Natural Resources LP	11,100	$146
OMV AG	1,900	101
PetroChina Co., Ltd. Class H	204,000	186
Plains GP Holdings LP Class A(4)	4,000	73
Targa Resources Corp.	2,129	357
TORM plc Class A	2,160	45
Turkiye Petrol Rafinerileri AS	33,700	151
Whitecap Resources, Inc.	9,350	71
		2,042

Passenger Airlines—0.1%
Eva Airways Corp.	61,000	76
Pharmaceuticals—1.8%
Astellas Pharma, Inc.	10,000	108
AstraZeneca plc	400	60
Bristol-Myers Squibb Co.	12,350	557
Eli Lilly & Co.	100	76
GSK plc	9,900	210
Johnson & Johnson	628	116
Novartis AG Registered Shares	4,633	583
Novo Nordisk A/S Class B	3,000	163
Roche Holding AG	1,000	327
Sanofi S.A.	1,800	166
Zoetis, Inc. Class A	1,934	283
		2,649

Professional Services—0.1%
Amentum Holdings, Inc.(4)	12	— (6)
Automatic Data Processing, Inc.	394	116
Jacobs Solutions, Inc.	203	30
McMillan Shakespeare Ltd.	2,900	32
Paycom Software, Inc.	41	9
		187

Real Estate Management & Development—0.2%
CBRE Group, Inc. Class A(4)	95	15
Emaar Development PJSC	26,416	97
Emaar Properties PJSC	35,514	126
		238

Retail REITs—0.3%
Klepierre S.A.	2,200	86
Link REIT	21,100	108
Simon Property Group, Inc.	1,230	231
		425

Semiconductors & Semiconductor Equipment—3.6%
Advantest Corp.	2,600	258
	Shares	Value

Semiconductors & Semiconductor Equipment—continued
Analog Devices, Inc.	380	$93
ASML Holding N.V.	300	292
Broadcom, Inc.	1,080	356
KLA Corp.	418	451
Lam Research Corp.	4,104	550
Micron Technology, Inc.	965	161
NVIDIA Corp.	9,557	1,783
QUALCOMM, Inc.	515	86
SK Hynix, Inc.	1,322	327
Taiwan Semiconductor Manufacturing Co., Ltd.	25,000	1,070
		5,427

Software—1.5%
Adobe, Inc. (4)	861	304
Autodesk, Inc.(4)	38	12
Dropbox, Inc. Class A(4)	2,400	73
Fortinet, Inc.(4)	838	70
HubSpot, Inc.(4)	20	9
InterDigital, Inc.	125	43
Intuit, Inc.	10	7
Manhattan Associates, Inc.(4)	350	72
Microsoft Corp.	2,972	1,539
Open Text Corp.	3,345	125
ServiceNow, Inc.(4)	29	27
		2,281

Specialty Retail—0.8%
Best Buy Co., Inc.	4,700	355
C&A MODAS S.A.	9,000	28
Chow Tai Fook Jewellery Group Ltd.	50,800	102
Dick’s Sporting Goods, Inc.	1,170	260
JB Hi-Fi Ltd.	2,170	166
Lojas Renner S.A.	25,000	70
Williams-Sonoma, Inc.	961	188
		1,169

Technology Hardware, Storage & Peripherals—1.1%
Apple, Inc.	5,687	1,448
Dell Technologies, Inc. Class C	740	105
Logitech International S.A. Registered Shares	55	6
Samsung Electronics Co., Ltd.	565	34
Xiaomi Corp. Class B(4)	9,800	68
		1,661

Textiles, Apparel & Luxury Goods—0.0%
Deckers Outdoor Corp.(4)	111	11
Tobacco—1.2%
Altria Group, Inc.	9,132	603
British American Tobacco plc	4,000	213
	Shares	Value

Tobacco—continued
Japan Tobacco, Inc.	7,400	$243
Philip Morris International, Inc.	4,105	666
		1,725

Trading Companies & Distributors—0.0%
Rexel S.A.	1,900	62
Water Utilities—0.0%
Cia de Saneamento de Minas Gerais Copasa MG	7,300	47
Wireless Telecommunication Services—0.5%
Advanced Info Service PCL NVDR	35,400	318
SoftBank Corp.	127,000	187
Spok Holdings, Inc.	6,350	110
Tele2 AB Class B	3,900	66
TIM S.A.	11,200	49
		730

Total Common Stocks (Identified Cost $52,075)		60,472

Affiliated Mutual Funds—47.6%
Virtus Silvant Focused Growth Fund Class R6(7)(8)	268,224	24,089
Virtus Seix Floating Rate High Income Fund Class R6(7)(8)	773,579	5,933
Virtus Newfleet Core Plus Bond Fund Class R6(7)(8)	2,522,459	26,108
Virtus Seix High Yield Fund Class R6(7)(8)	1,868,030	14,888
Total Affiliated Mutual Funds (Identified Cost $68,036)		71,018

Purchased Options—0.0%
(See open purchased options schedule)
Total Purchased Options (Premiums paid $38)		20

Equity-Linked Notes—2.7%
Banks—2.7%
Royal Bank of Canada (linked to Nasdaq Index),
144A, 15.950%, 10/29/25(1)(5)	80	1,969
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2025
($ reported in thousands)
	Shares	Value

Banks—continued
40.270%, 10/16/25(5)	81	$1,964
		3,933

Total Equity-Linked Notes (Identified Cost $3,926)		3,933

Master Limited Partnerships and Related Companies—0.2%
Diversified—0.1%
Alliance Resource Partners LP	5,400	137
Electric, LDC & Power—0.1%
Brookfield Infrastructure Partners LP	3,200	105
Total Master Limited Partnerships and Related Companies (Identified Cost $224)		242

Total Long-Term Investments—94.2% (Identified Cost $128,467)		140,503

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—94.2% (Identified Cost $128,467)		140,503

Value
Written Options—(0.0)%
(See open written options schedule)
Total Written Options (Premiums Received $17)	$(9)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—94.2% (Identified Cost $128,450)	$140,494
Other assets and liabilities, net—5.8%	8,717
NET ASSETS—100.0%	$149,211

Abbreviations:
ADR	American Depositary Receipt
BTP	Italian Buonie
DAX	Deutsche Boerse AG German Stock Index
FTSE	Financial Times Stock Exchange
HSBC	Hong Kong & Shanghai Bank
HSCEI	Hang Seng China Enterprises Index
IBEX	Spanish Stock Exchange
IFSC	International Financial Service Centre
LLC	Limited Liability Company
LP	Limited Partnership
MIB	Milano Indice di Borsa
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipts
OAT	Obligations Assimilables du Trésor
OP	Operating Partnership
PCL	Public Company Limited
PJSC	Public Joint Stock Company
plc	Public Limited Company
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SPI	Share Price Index
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange

Footnote Legend:
(1)
Security exempt from registration under Rule 144A
of the Securities Act of 1933. These securities may
be resold in transactions exempt from registration,
normally to qualified institutional buyers. At
September 30, 2025, these securities amounted to
a value of $2,788 or 1.9% of net assets.

(2)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(3)	Value shown as par value.
(4)	Non-income producing.
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	Amount is less than $500 (not in thousands).
(7)	Affiliated investment. See Note 4G in Notes to Financial Statements.
(8)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
Equity: North America	40%
Equity: Developed Markets ex U.S.	19
Equity: Emerging Markets	8
Fixed Income	44
Other	(11)
Total	100%
†% of total investments as of September 30, 2025 (includes derivative contracts).

Open purchased options contracts as of September 30, 2025 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Put Option(2)
S&P 500® E-Mini Index Future	11	$6,490	5,900.00	12/19/25	$20
Total Purchased Options					$20
Footnote Legend:
(1) Strike price not reported in thousands.
(2) Exchange-traded options.

For information regarding the abbreviations, see the Key Investment Terms starting on page 1.
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2025
($ reported in thousands)
Open written options contracts as of September 30, 2025 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Put Option(2)
S&P 500® E-Mini Index Future	(11)	$(5,885)	5,350.00	12/19/25	$(9)
Total Written Options					$(9)

Footnote Legend:
(1) Strike price not reported in thousands.
(2) Exchange-traded options.

Exchange-traded futures contracts as of September 30, 2025 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized Depreciation
Long Contracts:
Bovespa Index Future	October 2025	55	$304	$4	$—
FTSE Taiwan Index Future	October 2025	4	342	—	(3)
HSCEI Index Future	October 2025	7	431	7	—
IBEX 35 Index Future	October 2025	1	182	4	—
IFSC Nifty 50 Future	October 2025	3	149	—	(2)
10 Year Australian Bond Future	December 2025	16	1,200	—	(8)
10 Year Canadian Bond Future	December 2025	16	1,408	—	— (1)
10 Year U.S. Treasury Note Future	December 2025	25	2,813	—	(25)
10 Year U.S. Ultra Future	December 2025	104	11,968	57	—
30 Year U.S. Treasury Bond Future	December 2025	31	3,614	—	(17)
Australian Dollar Future	December 2025	7	464	— (1)	—
British Pound Future	December 2025	12	1,009	—	(9)
DAX Mini Index Future	December 2025	2	282	5	—
Euro FX Currency Future	December 2025	16	2,358	—	(4)
Euro STOXX 50® Index Future	December 2025	6	390	9	—
Euro-BTP Future	December 2025	4	563	—	(3)
FTSE 100 Index Future	December 2025	6	759	9	—
FTSE/MIB Index Future	December 2025	1	249	5	—
MSCI Emerging Markets Index Future	December 2025	5	340	— (1)	—
Nasdaq 100® E-Mini Index Future	December 2025	4	1,992	30	—
Russell 2000® E-Mini Index Future	December 2025	2	246	—	(1)
S&P 500® E-Mini Index Future	December 2025	9	3,032	27	—
S&P/TSX 60 Index Future	December 2025	2	510	11	—
SPI 200 Index Future	December 2025	4	587	1	—
TOPIX Index Future	December 2025	10	2,124	26	—
				$195	$(72)
Short Contracts:
10 Year Euro-Bund Future	December 2025	(4)	(604)	—	(2)
10 Year Japanese Bond Future	December 2025	(7)	(6,427)	29	—
10 Year U.K. Gilt Future	December 2025	(3)	(367)	— (1)	—
Canadian Dollar Future	December 2025	(5)	(361)	—	— (1)
Euro-OAT Future	December 2025	(2)	(285)	—	(1)
Japanese Yen Future	December 2025	(10)	(852)	—	(8)
New Zealand Dollar Future	December 2025	(8)	(465)	— (1)	—
				29	(11)
Total				$224	$(83)

Footnote Legend:
(1)	Amount is less than $500 (not in thousands).
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2025
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of September 30, 2025, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$4,067	$—	$4,067	$—
Equity Securities:
Convertible Preferred Stocks	412	412	—	—
Preferred Stocks	339	339	—	—
Common Stocks	60,472	60,472	—	— (1)
Master Limited Partnerships and Related Companies	242	242	—	—
Equity-Linked Notes	3,933	—	—	3,933
Affiliated Mutual Funds	71,018	71,018	—	—
Other Financial Instruments:
Purchased Options	20	20	—	—
Futures Contracts	224	224	—	—
Total Assets	140,727	132,727	4,067	3,933
Liabilities:
Other Financial Instruments:
Written Options	(9)	(9)	—	—
Futures Contracts	(83)	(83)	—	—
Total Liabilities	(92)	(92)	—	—
Total Investments, Net of Written Options	$140,635	$132,635	$4,067	$3,933

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at September 30, 2025.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Common Stocks	Equity-Linked Notes
Investments in Securities
Balance as of September 30, 2024:	$—	$—	$—
Net change in unrealized appreciation (depreciation)(a)	6	—	6
Purchases	3,927	—	3,927
Balance as of September 30, 2025	$3,933	$— (b)	$3,933
(a) The change in unrealized appreciation (depreciation) on investments still held at September 30, 2025, was $6.
(b) Includes internally fair valued security currently priced at zero ($0).
See Notes to Financial Statements

International Small-Cap Fund
SCHEDULE OF INVESTMENTS
September 30, 2025
($ reported in thousands)

	Shares	Value
Preferred Stocks—2.0%
Chile—1.4%
Embotelladora Andina S.A., 5.310%	184,463	$727
Colombia—0.6%
Grupo Cibest S.A., 8.940%	25,275	329
Total Preferred Stocks (Identified Cost $836)		1,056

Common Stocks—95.8%
Australia—3.7%
Deterra Royalties Ltd.	92,569	244
JB Hi-Fi Ltd.	11,811	907
Qantas Airways Ltd.	30,581	221
Ramelius Resources Ltd.	251,351	645
		2,017

Austria—0.4%
BAWAG Group AG(1)	1,654	217
Belgium—0.4%
Proximus SADP	22,041	193
Bermuda—0.5%
First Pacific Co., Ltd.	322,000	270
Brazil—2.0%
BB Seguridade Participacoes S.A.	26,300	164
Cia de Saneamento de Minas Gerais Copasa MG	90,000	584
Cury Construtora e Incorporadora S.A.	50,700	329
		1,077

Canada—6.7%
Centerra Gold, Inc.	51,586	553
Chemtrade Logistics Income Fund	28,518	276
Finning International, Inc.	6,550	304
iA Financial Corp., Inc.	4,895	557
Parex Resources, Inc.	21,911	286
SSR Mining, Inc.(1)	51,076	1,247
Transcontinental, Inc. Class A	30,021	424
		3,647

Cayman Islands—3.6%
Consun Pharmaceutical Group Ltd.	162,000	356
Fufeng Group Ltd.	207,000	233
SITC International Holdings Co., Ltd.	313,000	1,205
United Laboratories International Holdings Ltd. (The)	94,000	181
		1,975

	Shares	Value

China—3.8%
VTech Holdings Ltd. (Hong Kong)	95,200	$767
Weibo Corp. Sponsored ADR	30,390	377
Zhejiang NHU Co., Ltd. Class A	275,300	921
		2,065

Denmark—0.6%
Alm. Brand A/S	118,101	330
Germany—2.1%
Friedrich Vorwerk Group SE	4,446	427
Talanx AG	5,159	686
		1,113

Greece—0.8%
National Bank of Greece S.A.	30,796	447
Hungary—1.3%
Magyar Telekom Telecommunications plc ADR	75,242	402
Richter Gedeon Nyrt	10,649	324
		726

India—3.6%
Chambal Fertilisers & Chemicals Ltd.	79,123	455
GE Vernova T&D India Ltd.	5,517	184
Gillette India Ltd.	5,019	536
GlaxoSmithKline Pharmaceuticals Ltd.	6,296	188
Jio Financial Services Ltd.	45,412	150
REC Ltd.	34,787	146
UTI Asset Management Co., Ltd.	21,156	311
		1,970

Indonesia—0.7%
Aneka Tambang Tbk	1,178,100	224
United Tractors Tbk PT	103,500	166
		390

Israel—0.8%
Camtek Ltd.(1)	2,323	244
Phoenix Financial Ltd.	4,596	172
		416

Italy—6.1%
A2A SpA	328,576	859
Banca Mediolanum SpA	60,468	1,210
Banca Monte dei Paschi di Siena SpA	27,290	242
Hera SpA	131,430	591
Italgas SpA	19,248	177
Webuild SpA	57,547	239
		3,318

	Shares	Value

Japan—24.7%
77 Bank Ltd. (The)	10,000	$418
and ST HD Co., Ltd.	15,800	320
Anycolor, Inc.	15,400	586
DTS Corp.	34,800	308
Hanwa Co., Ltd.	19,200	818
Japan Petroleum Exploration Co., Ltd.	33,500	293
Kanamoto Co., Ltd.	18,200	443
Kanematsu Corp.	14,500	306
Kawada Technologies, Inc.	14,500	390
MEITEC Group Holdings, Inc.	6,400	138
NIPPON REIT Investment Corp.	249	163
Onward Holdings Co., Ltd.	128,800	609
Osaka Organic Chemical Industry Ltd.	26,100	551
Sanwa Holdings Corp.	16,900	484
Seiko Group Corp.	17,700	783
Shibaura Mechatronics Corp.	7,400	654
Shimizu Corp.	20,700	291
Starts Corp., Inc.	10,000	343
Systena Corp.	266,700	956
Tadano Ltd.	19,500	138
Taiheiyo Cement Corp.	6,000	156
Takashimaya Co., Ltd.	43,700	501
Toa Corp.	28,800	407
Toyo Seikan Group Holdings Ltd.	5,300	121
Toyo Tire Corp.	44,300	1,178
Toyobo Co., Ltd.	58,900	453
TRE Holdings Corp.	81,600	858
TV Asahi Holdings Corp.	16,700	379
Uchida Yoko Co., Ltd.	2,200	180
United Arrows Ltd.	11,600	164
		13,389

Luxembourg—0.3%
B&M European Value Retail S.A.	41,492	146
Netherlands—1.2%
ABN AMRO Bank N.V. CVA GDR	15,868	508
Van Lanschot Kempen N.V.	2,724	162
		670

Norway—0.4%
Storebrand ASA	15,769	240
Panama—0.3%
Banco Latinoamericano de Comercio Exterior S.A. Class E	3,756	173
Singapore—3.2%
First Resources Ltd.	159,100	207
Singapore Technologies Engineering Ltd.	89,000	594
See Notes to Financial Statements

International Small-Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2025
($ reported in thousands)
	Shares	Value

Singapore—continued
Yangzijiang Shipbuilding Holdings Ltd.	366,100	$957
		1,758

South Africa—3.2%
AVI Ltd.	101,817	583
Nedbank Group Ltd.	14,247	176
Resilient REIT Ltd.	73,398	272
Santam Ltd.	15,446	338
Telkom S.A. SOC Ltd.	49,176	146
Tiger Brands Ltd.	11,846	212
		1,727

South Korea—3.6%
HD Hyundai Co., Ltd.	9,595	1,063
Hyosung Corp.	5,048	305
JB Financial Group Co., Ltd.	7,548	123
NH Investment & Securities Co., Ltd.	8,637	120
SPC Samlip Co., Ltd.	1,578	59
TES Co., Ltd.	9,283	286
		1,956

Spain—2.7%
Bankinter S.A.	66,709	1,050
Logista Integral S.A.	12,146	412
		1,462

Sweden—3.7%
Ambea AB	54,612	788
Betsson AB Class B	15,303	252
Clas Ohlson AB Class B	13,850	544
NCC AB Class B	18,372	422
		2,006

Switzerland—2.5%
Coca-Cola HBC AG(1)	18,778	885
Kardex Holding AG Registered Shares	387	150
Swissquote Group Holding S.A. Registered Shares	291	203
Zehnder Group AG	1,461	126
		1,364

	Shares	Value

Taiwan—4.1%
Asia Vital Components Co., Ltd.	9,000	$290
ASPEED Technology, Inc.	2,000	331
ASROCK, Inc.	22,000	202
Fusheng Precision Co., Ltd.	22,000	188
Global Mixed Mode Technology, Inc.	25,000	192
International Games System Co., Ltd.	9,000	232
Posiflex Technology, Inc.	40,000	301
Taichung Commercial Bank Co., Ltd.	379,234	282
Wiwynn Corp.	2,000	218
		2,236

United Arab Emirates—1.0%
Parkin Co. PJSC	349,786	524
United Kingdom—7.8%
Drax Group plc	115,788	1,089
Firstgroup plc	57,596	175
Investec plc	30,442	227
Keller Group plc	23,209	471
Lion Finance Group plc	9,502	978
Mears Group plc	75,981	327
Mitie Group plc	296,005	554
MONY Group plc	88,306	235
OSB Group plc	20,319	155
		4,211

Total Common Stocks (Identified Cost $39,044)		52,033

Total Long-Term Investments—97.8% (Identified Cost $39,880)		53,089

TOTAL INVESTMENTS—97.8% (Identified Cost $39,880)		$53,089
Other assets and liabilities, net—2.2%		1,208
NET ASSETS—100.0%		$54,297

Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company
plc	Public Limited Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Non-income producing.

Country Weightings (Unaudited)†
Japan	25%
United Kingdom	8
Canada	7
Italy	6
Taiwan	4
China	4
Australia	4
Other	42
Total	100%
† % of total investments as of September 30, 2025.
The following table summarizes the value of the Fund’s investments as of September 30, 2025, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2025	Level 1 Quoted Prices
Assets:
Equity Securities:
Preferred Stocks	$1,056	$1,056
Common Stocks	52,033	52,033
Total Investments	$53,089	$53,089
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2025.
There were no transfers into or out of Level 3 related to securities held at September 30, 2025.
For information regarding the abbreviations, see the Key Investment Terms starting on page 1.
See Notes to Financial Statements

Newfleet Short Duration High Income Fund
SCHEDULE OF INVESTMENTS
September 30, 2025
($ reported in thousands)

	Par Value	Value
Corporate Bonds and Notes—86.4%
Communication Services—9.0%
CCO Holdings LLC
144A 6.375%, 9/1/29(1)	$3,880	$3,933
144A 7.375%, 3/1/31(1)	4,475	4,617
CSC Holdings LLC 144A 11.250%, 5/15/28(1)	5,500	5,092
DIRECTV Financing LLC
144A 5.875%, 8/15/27(1)	4,611	4,606
144A 8.875%, 2/1/30(1)	1,700	1,686
144A 8.875%, 2/1/30(1)	415	410
Frontier Communications Holdings LLC 144A 5.875%, 10/15/27(1)	2,500	2,498
Gray Media, Inc.
144A 9.625%, 7/15/32(1)	3,320	3,392
144A 7.250%, 8/15/33(1)	1,190	1,179
McGraw-Hill Education, Inc. 144A 5.750%, 8/1/28(1)	5,945	5,941
Millennium Escrow Corp. 144A 6.625%, 8/1/26(1)	6,140	5,882
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)	8,914	8,901
Sinclair Television Group, Inc. 144A 8.125%, 2/15/33(1)	4,215	4,326
Uniti Group LP 144A 10.500%, 2/15/28(1)	5,170	5,445
Univision Communications, Inc.
144A 8.000%, 8/15/28(1)	3,420	3,544
144A 7.375%, 6/30/30(1)	1,700	1,708
		63,160

Consumer Discretionary—7.6%
Aptiv Swiss Holdings Ltd. 6.875%, 12/15/54	4,040	4,127
Carnival Corp. 144A 7.000%, 8/15/29(1)	5,260	5,533
Churchill Downs, Inc. 144A 6.750%, 5/1/31(1)	4,020	4,120
Clarios Global LP 144A 6.750%, 2/15/30(1)	150	155
Ford Motor Credit Co. LLC
6.950%, 3/6/26	1,000	1,008
7.350%, 11/4/27	6,310	6,581
6.800%, 5/12/28	600	623
Great Canadian Gaming Corp. 144A 8.750%, 11/15/29(1)	1,725	1,706
Light & Wonder International, Inc. 144A 7.250%, 11/15/29(1)	1,550	1,591
New Home Co., Inc. (The)
144A 9.250%, 10/1/29(1)	3,025	3,176
144A 8.500%, 11/1/30(1)	175	182
Newell Brands, Inc.
6.375%, 9/15/27	8,836	8,956
6.375%, 5/15/30	1,785	1,769
	Par Value	Value

Consumer Discretionary—continued
Ontario Gaming GTA LP 144A 8.000%, 8/1/30(1)	$3,535	$3,513
Prime Security Services Borrower LLC 144A 6.250%, 1/15/28(1)	3,010	3,007
Under Armour, Inc. 144A 7.250%, 7/15/30(1)	2,665	2,662
Wayfair LLC 144A 7.250%, 10/31/29(1)	35	36
Weekley Homes LLC 144A 4.875%, 9/15/28(1)	4,715	4,617
		53,362

Consumer Staples—2.2%
Coty, Inc. 144A 6.625%, 7/15/30(1)	3,890	3,975
Post Holdings, Inc.
144A 5.500%, 12/15/29(1)	1,855	1,848
144A 6.250%, 2/15/32(1)	4,595	4,724
144A 6.375%, 3/1/33(1)	3,282	3,312
Primo Water Holdings, Inc. 144A 6.250%, 4/1/29(1)	2,000	1,998
		15,857

Energy—15.8%
Alliance Resource Operating Partners LP 144A 8.625%, 6/15/29(1)	6,535	6,917
Antero Midstream Partners LP
144A 5.750%, 1/15/28(1)	1,135	1,133
144A 6.625%, 2/1/32(1)	4,350	4,480
Blue Racer Midstream LLC 144A 7.000%, 7/15/29(1)	4,240	4,397
Buckeye Partners LP 144A 6.750%, 2/1/30(1)	4,045	4,201
Caturus Energy LLC 144A 8.500%, 2/15/30(1)	2,360	2,457
Civitas Resources, Inc.
144A 8.375%, 7/1/28(1)	3,585	3,716
144A 8.750%, 7/1/31(1)	1,260	1,291
Coronado Finance Pty Ltd. 144A 9.250%, 10/1/29(1)	3,555	3,130
Delek Logistics Partners LP 144A 7.125%, 6/1/28(1)	2,000	2,006
Energy Transfer LP 8.000%, 5/15/54	6,540	6,989
EQT Corp. 7.500%, 6/1/27	950	968
Genesis Energy LP
7.750%, 2/1/28	3,360	3,384
8.875%, 4/15/30	2,250	2,382
Hess Midstream Operations LP
144A 5.875%, 3/1/28(1)	3,500	3,568
144A 6.500%, 6/1/29(1)	2,720	2,805
	Par Value	Value

Energy—continued
Hilcorp Energy I LP
144A 6.250%, 11/1/28(1)	$2,125	$2,130
144A 6.000%, 4/15/30(1)	4,500	4,422
Kodiak Gas Services LLC 144A 6.500%, 10/1/33(1)	2,785	2,836
Kraken Oil & Gas Partners LLC 144A 7.625%, 8/15/29(1)	1,890	1,873
Magnolia Oil & Gas Operating LLC 144A 6.875%, 12/1/32(1)	4,375	4,490
Nabors Industries, Inc. 144A 7.375%, 5/15/27(1)	5,035	5,111
Noble Finance II LLC 144A 8.000%, 4/15/30(1)	3,305	3,421
South Bow Canadian Infrastructure Holdings Ltd. 7.625%, 3/1/55	3,740	3,907
Sunoco LP 144A 7.000%, 9/15/28(1)	6,964	7,180
Tidewater, Inc. 144A 9.125%, 7/15/30(1)	1,710	1,834
Transocean International Ltd.
144A 8.250%, 5/15/29(1)	730	720
144A 8.750%, 2/15/30(1)	3,263	3,433
144A 7.875%, 10/15/32(1)	180	180
Transocean Titan Financing Ltd. 144A 8.375%, 2/1/28(1)	1,445	1,481
USA Compression Partners LP 144A 7.125%, 3/15/29(1)	6,490	6,693
Venture Global LNG, Inc.
144A 8.125%, 6/1/28(1)	3,905	4,042
144A 9.875%, 2/1/32(1)	2,840	3,092
		110,669

Financials—23.4%
Albion Financing 1 S.a.r.l. 144A 7.000%, 5/21/30(1)	4,000	4,137
Alliant Holdings Intermediate LLC 144A 6.750%, 4/15/28(1)	5,950	6,056
American National Group, Inc. 7.000%, 12/1/55	1,035	1,067
Apollo Debt Solutions BDC 6.900%, 4/13/29	6,110	6,424
Ascent Resources Utica Holdings LLC 144A 6.625%, 10/15/32(1)	5,050	5,153
Azorra Finance Ltd. 144A 7.250%, 1/15/31(1)	3,005	3,129
Block, Inc.
6.500%, 5/15/32	5,665	5,863
144A 5.625%, 8/15/30(1)	385	390
See Notes to Financial Statements

Newfleet Short Duration High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2025
($ reported in thousands)
	Par Value	Value

Financials—continued
Endo Finance Holdings, Inc. 144A 8.500%, 4/15/31(1)	$4,015	$4,308
F&G Annuities & Life, Inc. 6.500%, 6/4/29	4,205	4,384
Flutter Treasury DAC 144A 5.875%, 6/4/31(1)	3,920	3,979
Focus Financial Partners LLC 144A 6.750%, 9/15/31(1)	5,125	5,249
Froneri Lux FinCo S.a.r.l. 144A 6.000%, 8/1/32(1)	1,020	1,021
FS KKR Capital Corp. 6.875%, 8/15/29	5,770	5,910
GGAM Finance Ltd. 144A 6.875%, 4/15/29(1)	5,995	6,217
Global Atlantic Fin Co. 144A 7.950%, 10/15/54(1)	5,430	5,745
Grifols S.A. 144A 4.750%, 10/15/28(1)	5,015	4,871
Gulfport Energy Operating Corp. 144A 6.750%, 9/1/29(1)	5,940	6,096
HAT Holdings I LLC 144A 8.000%, 6/15/27(1)	275	286
HUB International Ltd. 144A 7.250%, 6/15/30(1)	6,590	6,873
ION Trading Technologies S.a.r.l. 144A 9.500%, 5/30/29(1)	3,705	3,913
JH North America Holdings, Inc. 144A 5.875%, 1/31/31(1)	4,395	4,462
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(1)	3,495	3,433
Maxam Prill S.a.r.l. 144A 7.750%, 7/15/30(1)	2,415	2,431
Merlin Entertainments Group U.S. Holdings, Inc. 144A 7.375%, 2/15/31(1)	3,440	2,964
Midcap Financial Issuer Trust 144A 6.500%, 5/1/28(1)	7,775	7,722
NCR Atleos Corp. 144A 9.500%, 4/1/29(1)	3,724	4,031
New Red Finance, Inc. 144A 6.125%, 6/15/29(1)	4,745	4,852
OneMain Finance Corp.
7.875%, 3/15/30	6,375	6,746
6.125%, 5/15/30	630	638
Opal Bidco SAS 144A 6.500%, 3/31/32(1)	2,010	2,060
Organon & Co. 144A 4.125%, 4/30/28(1)	3,590	3,468
	Par Value	Value

Financials—continued
Panther Escrow Issuer LLC 144A 7.125%, 6/1/31(1)	$6,170	$6,418
Phoenix Aviation Capital Ltd. 144A 9.250%, 7/15/30(1)	3,295	3,506
Rivers Enterprise Lender LLC 144A 6.250%, 10/15/30(1)	680	686
Rocket Cos., Inc. 144A 6.125%, 8/1/30(1)	2,385	2,448
Saks Global Enterprises LLC
144A 11.000%, 12/15/29(1)	1,035	367
144A 11.000%, 12/15/29(1)	2,070	1,056
SGUS LLC 144A 11.000%, 12/15/29(1)	1,336	1,260
Standard Building Solutions, Inc. 144A 6.500%, 8/15/32(1)	3,605	3,699
Teva Pharmaceutical Finance Netherlands III B.V. 6.750%, 3/1/28	2,250	2,328
Trivium Packaging Finance B.V. 144A 8.250%, 7/15/30(1)	1,665	1,776
United Wholesale Mortgage LLC 144A 5.500%, 11/15/25(1)	7,200	7,197
		164,619

Health Care—5.2%
Acadia Healthcare Co., Inc. 144A 5.500%, 7/1/28(1)	4,760	4,720
AdaptHealth LLC 144A 6.125%, 8/1/28(1)	4,685	4,673
AMN Healthcare, Inc. 144A 6.500%, 1/15/31(1)	40	40
Amneal Pharmaceuticals LLC 144A 6.875%, 8/1/32(1)	165	171
Cheplapharm Arzneimittel GmbH 144A 5.500%, 1/15/28(1)	2,737	2,666
CVS Health Corp. 7.000%, 3/10/55	4,180	4,388
DENTSPLY SIRONA, Inc. 8.375%, 9/12/55	3,285	3,386
LifePoint Health, Inc.
144A 9.875%, 8/15/30(1)	1,455	1,576
144A 11.000%, 10/15/30(1)	2,900	3,196
Medline Borrower LP
144A 6.250%, 4/1/29(1)	830	851
144A 5.250%, 10/1/29(1)	7,835	7,767
Prime Healthcare Services, Inc. 144A 9.375%, 9/1/29(1)	2,940	3,057
	Par Value	Value

Health Care—continued
Solstice Advanced Materials, Inc. 144A 5.625%, 9/30/33(1)	$205	$206
		36,697

Industrials—7.3%
Builders FirstSource, Inc. 144A 5.000%, 3/1/30(1)	2,860	2,831
Chart Industries, Inc. 144A 7.500%, 1/1/30(1)	4,720	4,912
Cimpress plc 144A 7.375%, 9/15/32(1)	5,125	5,107
Cornerstone Building Brands, Inc. 144A 9.500%, 8/15/29(1)	5,020	4,878
FTAI Aviation Investors LLC
144A 5.500%, 5/1/28(1)	1,350	1,350
144A 7.000%, 5/1/31(1)	3,225	3,374
Global Infrastructure Solutions, Inc. 144A 5.625%, 6/1/29(1)	4,850	4,765
Global Medical Response, Inc. 144A 7.375%, 10/1/32(1)	335	345
Herc Holdings, Inc. 144A 7.000%, 6/15/30(1)	3,365	3,495
Icahn Enterprises LP 144A 10.000%, 11/15/29(1)	2,750	2,762
Neptune Bidco U.S., Inc. 144A 9.290%, 4/15/29(1)	5,085	4,992
TransDigm, Inc.
144A 6.750%, 8/15/28(1)	3,130	3,190
144A 6.875%, 12/15/30(1)	5,570	5,771
WESCO Distribution, Inc. 144A 6.375%, 3/15/29(1)	3,205	3,300
		51,072

Information Technology—5.5%
Boost Newco Borrower LLC 144A 7.500%, 1/15/31(1)	6,025	6,392
Cloud Software Group, Inc. 144A 9.000%, 9/30/29(1)	3,895	4,040
Consensus Cloud Solutions, Inc.
144A 6.000%, 10/15/26(1)	3,055	3,049
144A 6.500%, 10/15/28(1)	5,900	5,926
Helios Software Holdings, Inc. 144A 8.750%, 5/1/29(1)	3,160	3,275
Insight Enterprises, Inc. 144A 6.625%, 5/15/32(1)	5,075	5,203
IQVIA, Inc. 144A 6.250%, 6/1/32(1)	2,030	2,087
See Notes to Financial Statements

Newfleet Short Duration High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2025
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Rocket Software, Inc. 144A 9.000%, 11/28/28(1)	$4,180	$4,309
UKG, Inc. 144A 6.875%, 2/1/31(1)	4,020	4,148
		38,429

Materials—5.4%
Capstone Copper Corp. 144A 6.750%, 3/31/33(1)	3,590	3,698
Cleveland-Cliffs, Inc. 144A 7.625%, 1/15/34(1)	975	1,005
Fortescue Treasury Pty Ltd. 144A 5.875%, 4/15/30(1)	4,450	4,561
INEOS Quattro Finance 2 plc 144A 9.625%, 3/15/29(1)	5,315	5,259
LSB Industries, Inc. 144A 6.250%, 10/15/28(1)	10,250	10,111
Mauser Packaging Solutions Holding Co. 144A 7.875%, 4/15/27(1)	6,470	6,533
Taseko Mines Ltd. 144A 8.250%, 5/1/30(1)	1,875	1,986
Windsor Holdings III LLC 144A 8.500%, 6/15/30(1)	4,317	4,564
		37,717

Utilities—5.0%
Alexander Funding Trust II 144A 7.467%, 7/31/28(1)	3,600	3,849
American Electric Power Co., Inc. 7.050%, 12/15/54	6,455	6,749
CenterPoint Energy, Inc. Series A7.000%, 2/15/55	2,315	2,412
Ferrellgas LP
144A 5.375%, 4/1/26(1)	5,835	5,776
144A 5.875%, 4/1/29(1)	2,625	2,443
Lightning Power LLC 144A 7.250%, 8/15/32(1)	4,030	4,267
NGL Energy Operating LLC 144A 8.125%, 2/15/29(1)	1,340	1,374
Sempra 6.375%, 4/1/56	3,410	3,500
Vistra Operations Co. LLC 144A 5.500%, 9/1/26(1)	4,500	4,497
		34,867

Total Corporate Bonds and Notes (Identified Cost $596,296)		606,449

	Par Value	Value

Leveraged Loans—8.9%
Chemicals—0.6%
Nouryon Finance B.V. 2024, Tranche B-1 (1 month Term SOFR + 3.250%) 7.500%, 4/3/28(2)	$4,409	$4,412
Financials—0.3%
Alliant Holdings Intermediate LLC 2025 (1 month Term SOFR + 2.500%) 6.666%, 9/19/31(2)	1,761	1,756
Food / Tobacco—0.8%
Triton Water Holdings, Inc. 2025 (3 month Term SOFR + 2.250%) 6.252%, 3/31/28(2)	5,840	5,837
Gaming / Leisure—0.8%
Catawba Nation Gaming Authority Tranche B (1 month Term SOFR + 4.750%) 8.913%, 3/28/32(2)	2,240	2,287
Playtika Holding Corp. Tranche B-1 7.040%, 3/13/28(2)(3)	3,531	3,473
		5,760

Health Care—2.8%
Agiliti Health, Inc. 2023, Tranche B (3-6 month Term SOFR + 3.000%) 7.216% - 7.291%, 5/1/30(2)	4,648	4,445
Cotiviti, Inc. 7.625%, 5/1/31	4,680	4,693
Gainwell Acquisition Corp. Tranche B (3 month Term SOFR + 4.100%) 8.101%, 10/1/27(2)	4,568	4,489
LifePoint Health, Inc. Tranche B-2 (3 month Term SOFR + 3.500%) 7.660%, 5/16/31(2)	1,652	1,643
Star Parent, Inc. Tranche B (3 month Term SOFR + 4.000%) 8.002%, 9/27/30(2)	4,455	4,453
		19,723

Media / Telecom - Broadcasting—0.6%
CMG Media Corp. (3 month Term SOFR + 3.600%) 7.601%, 6/18/29(2)	4,305	4,109
	Par Value	Value

Media / Telecom - Cable/Wireless Video—1.0%
Cogeco Communications Finance USA LP Tranche B-1 (1 month Term SOFR + 3.250%) 7.413%, 9/18/30(2)	$4,494	$4,484
Virgin Media Bristol LLC Tranche N (1 month Term SOFR + 2.614%) 6.765%, 1/31/28(2)	2,797	2,792
		7,276

Media / Telecom - Wireless Communications—0.4%
Cincinnati Bell, Inc. Tranche B-5 (1 month Term SOFR + 2.250%) 6.413%, 11/22/28(2)	2,940	2,943
Metals / Minerals—0.2%
Cloud Peak Energy Resources 12.000%, 5/3/27(4)	1,983	1,597
Service—1.4%
NAB Holdings LLC 2025 6.801%, 11/24/28(2)(3)	4,324	4,172
Titan Acquisition Ltd. (1-6 month Term SOFR + 3.750%) 7.916%, 2/15/29(2)	5,203	5,213
		9,385

Total Leveraged Loans (Identified Cost $63,127)		62,798

	Shares
Common Stock—0.0%
Energy—0.0%
Cloud Peak Energy, Inc.(4)(5)(6)	40,020	—
Total Common Stock (Identified Cost $—)		—

Total Long-Term Investments—95.3% (Identified Cost $659,423)		669,247

See Notes to Financial Statements

Newfleet Short Duration High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2025
($ reported in thousands)
	Shares	Value

Short-Term Investment—1.5%
Money Market Mutual Fund—1.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.027%)(7)	10,106,114	$10,106
Total Short-Term Investment (Identified Cost $10,106)		10,106

TOTAL INVESTMENTS—96.8% (Identified Cost $669,529)		$679,353
Other assets and liabilities, net—3.2%		22,648
NET ASSETS—100.0%		$702,001

Abbreviations:
BDC	Business Development Companies
DAC	Designated Activity Company
LLC	Limited Liability Company
LP	Limited Partnership
plc	Public Limited Company
S.a.r.l.	Société à responsabilité limitée
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)
Security exempt from registration under Rule 144A
of the Securities Act of 1933. These securities may
be resold in transactions exempt from registration,
normally to qualified institutional buyers. At
September 30, 2025, these securities amounted to
a value of $511,960 or 72.9% of net assets.

(2)
Variable rate security. Rate disclosed is as of
September 30, 2025. Information in parenthesis
represents benchmark and reference rate for each
security. Certain variable rate securities are not
based on a published reference rate and spread but
are determined by the issuer or agent and are based
on current market conditions, or, for
mortgage-backed securities, are impacted by the
individual mortgages which are paying off over
time. These securities do not indicate a reference
rate and spread in their descriptions.

(3)	This loan will settle after September 30, 2025, at which time the interest rate, calculated on the base lending rate and the agreed upon spread on trade date, will be reflected.
(4)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(5)	Non-income producing.
(6)	All or a portion of the security is restricted.
(7)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	84%
Canada	4
Cayman Islands	2
Ireland	2
Luxembourg	2
Netherlands	1
Australia	1
Other	4
Total	100%
† % of total investments as of September 30, 2025.
For information regarding the abbreviations, see the Key Investment Terms starting on page 1.
See Notes to Financial Statements

Newfleet Short Duration High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2025
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of September 30, 2025, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$606,449	$—	$606,449	$—
Leveraged Loans	62,798	—	61,201	1,597
Equity Securities:
Common Stock	—	—	—	— (1)
Money Market Mutual Fund	10,106	10,106	—	—
Total Investments	$679,353	$10,106	$667,650	$1,597

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at September 30, 2025.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended September 30, 2025.
See Notes to Financial Statements

NFJ Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2025
($ reported in thousands)

	Shares	Value
Preferred Stocks—1.7%
Brazil—1.4%
Banco Bradesco S.A., 7.900%	32,300	$107
Itau Unibanco Holding S.A., 6.950%	8,300	61
Petroleo Brasileiro S.A. - Petrobras, 9.820%	9,100	54
		222

South Korea—0.3%
Samsung Electronics Co., Ltd., 2.080%	1,226	58
Total Preferred Stocks (Identified Cost $251)		280

Common Stocks—96.8%
Brazil—3.2%
Banco BTG Pactual S.A.	7,800	71
Localiza Rent a Car S.A.	14,500	107
Petroleo Brasileiro S.A. - Petrobras	9,700	61
PRIO S.A.(1)	16,220	116
Rede D’Or Sao Luiz S.A.	12,300	98
Vale S.A.	6,500	70
		523

Cayman Islands—6.6%
DiDi Global, Inc. ADR(1)	17,808	111
Full Truck Alliance Co., Ltd. Sponsored ADR	6,460	84
Geely Automobile Holdings Ltd.	40,000	100
Inter & Co., Inc. Class A	11,440	106
JD Logistics, Inc.(1)	48,500	82
KE Holdings, Inc. Class A	12,200	82
Kingsoft Corp., Ltd.	21,400	95
Kuaishou Technology	8,300	90
NU Holdings Ltd. Class A(1)	6,599	106
Trip.com Group Ltd.	1,300	100
XP, Inc. Class A	6,400	120
		1,076

China—36.0%
Advanced Micro-Fabrication Equipment, Inc. China Class A	2,876	121
Alibaba Group Holding Ltd.	67,723	1,540
Aluminum Corp. of China Ltd. Class H	118,000	122
BYD Co., Ltd. Class H	5,900	84
East Money Information Co., Ltd. Class A	27,500	105
Founder Securities Co., Ltd. Class A	85,600	98
Haier Smart Home Co., Ltd. Class A	33,400	119
Hangzhou Shunwang Technology Co., Ltd. Class A	24,400	87
	Shares	Value

China—continued
Huizhou Desay Sv Automotive Co., Ltd. Class A	5,400	$115
Iflytek Co., Ltd. Class A	15,800	124
Industrial Securities Co., Ltd. Class A	131,800	121
JD.com, Inc. Class A	37,727	671
Luxshare Precision Industry Co., Ltd. Class A	12,230	111
Montage Technology Co., Ltd. Class A	6,051	132
NetEase, Inc.	2,400	73
Ningbo Deye Technology Co., Ltd. Class A	11,600	132
Qinghai Salt Lake Industry Co., Ltd. Class A(1)	43,900	129
SG Micro Corp. Class A	8,900	104
Shanghai Pudong Development Bank Co., Ltd. Class A	44,200	74
Sunny Optical Technology Group Co., Ltd.	11,100	129
Tencent Holdings Ltd.	8,980	765
Xiaomi Corp. Class B(1)	91,400	634
Yealink Network Technology Corp., Ltd. Class A	17,500	91
Zhejiang Dun’An Artificial Environment Co., Ltd. Class A(1)	50,800	102
Zijin Mining Group Co., Ltd. Class A	26,900	111
		5,894

India—8.3%
Aditya Birla Capital Ltd.(1)	26,454	87
Amber Enterprises India Ltd.(1)	1,266	115
AU Small Finance Bank Ltd.	10,713	88
Bharat Heavy Electricals Ltd.	23,971	64
Bharti Airtel Ltd.	2,350	50
Cartrade Tech Ltd.(1)	2,417	67
Dixon Technologies India Ltd.	338	62
Graphite India Ltd.	11,691	73
HDFC Bank Ltd.	8,060	86
ICICI Bank Ltd.	3,395	52
ICICI Lombard General Insurance Co., Ltd.	1,639	35
IndiaMart InterMesh Ltd.	2,211	59
Kotak Mahindra Bank Ltd.	3,248	73
Lodha Developers Ltd.	4,385	56
Lupin Ltd.	3,772	81
Navin Fluorine International Ltd.	2,074	108
NHPC Ltd.	117,214	114
Reliance Industries Ltd.	5,953	92
		1,362

Indonesia—0.7%
Bank Central Asia Tbk PT	261,000	119
Japan—2.3%
Astellas Pharma, Inc.	8,900	96
Daiichi Sankyo Co., Ltd.	6,400	144
	Shares	Value

Japan—continued
MonotaRO Co., Ltd.	4,200	$61
Nippon Paint Holdings Co., Ltd.	10,100	69
		370

Malaysia—0.5%
Kelington Group Bhd	62,300	81
Mexico—0.4%
Grupo Financiero Banorte SAB de C.V. Class O	6,800	68
Morocco—0.5%
Banque Centrale Populaire	2,670	87
Netherlands—2.0%
ASML Holding N.V.	332	323
Russia—0.0%
Polyus PJSC GDR(1)(2)(3)	4,887	— (4)
Saudi Arabia—8.3%
Al Rajhi Bank	9,958	285
Arab National Bank	17,284	114
Arabian Internet & Communications Services Co.	1,725	118
Bank Al-Jazira(1)	27,916	95
Banque Saudi Fransi	21,243	101
Elm Co.	517	124
Etihad Etisalat Co.	4,475	81
Riyad Bank	13,554	98
Saudi Arabian Mining Co.(1)	7,670	131
Saudi Arabian Oil Co.	15,133	99
Saudi National Bank (The)	10,789	113
		1,359

South Africa—3.5%
Capitec Bank Holdings Ltd.	281	56
Impala Platinum Holdings Ltd.	9,624	123
MTN Group Ltd.	14,600	123
Naspers Ltd. Class N	755	273
		575

South Korea—5.3%
Classys, Inc.	1,290	46
Hugel, Inc.(1)	211	45
Hyundai Glovis Co., Ltd.	759	90
NAVER Corp.	408	78
Samsung Electronics Co., Ltd.	6,681	400
SK Biopharmaceuticals Co., Ltd.(1)	1,442	104
SK Hynix, Inc.	405	100
		863

Taiwan—12.5%
Asia Vital Components Co., Ltd.	2,000	65
AURAS Technology Co., Ltd.	6,000	165
Realtek Semiconductor Corp.	6,000	108
Taiwan Semiconductor Manufacturing Co., Ltd.	35,121	1,504
See Notes to Financial Statements

NFJ Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2025
($ reported in thousands)
	Shares	Value

Taiwan—continued
Wistron Corp.	23,000	$106
Wiwynn Corp.	1,000	109
		2,057

Thailand—1.8%
Charoen Pokphand Foods PCL Foreign Shares	122,700	84
CP ALL PCL Foreign Shares	73,100	107
CP AXTRA PCL Foreign Shares	143,700	100
		291

United Arab Emirates—3.0%
ADNOC Drilling Co. PJSC	34,038	52
Adnoc Gas plc	107,932	104
Aldar Properties PJSC	31,363	81
Emirates NBD Bank PJSC	10,942	72
Emirates Telecommunications Group Co. PJSC	20,589	106
First Abu Dhabi Bank PJSC	19,844	85
		500

United Kingdom—0.7%
Anglogold Ashanti plc	1,536	108
	Shares	Value

	Uruguay—1.2%
MercadoLibre, Inc.(1)	83	$194
	Total Common Stocks (Identified Cost $12,111)	15,850

	Total Long-Term Investments—98.5% (Identified Cost $12,362)	16,130

	TOTAL INVESTMENTS—98.5% (Identified Cost $12,362)	$16,130
	Other assets and liabilities, net—1.5%	252
	NET ASSETS—100.0%	$16,382

Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PCL	Public Company Limited
PJSC	Public Joint Stock Company
plc	Public Limited Company

Footnote Legend:
(1)	Non-income producing.
(2)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(3)	The Fund is unable to trade and repatriate proceeds due to U.S. sanctions related to the Russia/Ukraine war.
(4)	Amount is less than $500 (not in thousands).

Country Weightings (Unaudited)†
China	37%
Taiwan	13
India	8
Saudi Arabia	8
Cayman Islands	7
South Korea	6
Brazil	5
Other	16
Total	100%
† % of total investments as of September 30, 2025.
The following table summarizes the value of the Fund’s investments as of September 30, 2025, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2025	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Assets:
Equity Securities:
Preferred Stocks	$280	$280	$—
Common Stocks	15,850	15,850	— (1)
Total Investments	$16,130	$16,130	$— (1)

(1)	Amount is less than $500 (not in thousands).
There were no securities valued using significant observable inputs (Level 2) at September 30, 2025.
There were no transfers into or out of Level 3 related to securities held at September 30, 2025.
The Fund’s investment that was categorized as Level 3 was valued utilizing an internal fair value model. Such valuations are based on unobservable inputs. A significant change in inputs could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended September 30, 2025.
For information regarding the abbreviations, see the Key Investment Terms starting on page 1.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF ASSETS AND LIABILITIES (FORM N-CSR ITEM 7)
September 30, 2025
(Reported in thousands except shares and per share amounts)

	Convertible Fund	Duff & Phelps Water Fund	Global Allocation Fund
Assets
Investment in securities at value(1)	$1,392,689	$570,747	$69,485
Investment in affiliates at value(2)	—	—	71,018
Foreign currency at value(3)	—	1	52
Cash	47,975	619	7,133
Due from broker	—	—	129
Cash pledged as collateral for futures contracts and options	—	—	1,613
Variation margin receivable on futures contracts	—	—	24
Receivables
Investment securities sold	14,665	—	1,988
Fund shares sold	1,405	344	11
Dividends and interest	3,175	262	513
Receivable from adviser	—	—	9
Tax reclaims	—	1,546	52
Prepaid Trustees’ retainer	23	10	2
Prepaid expenses	12	9	32
Other assets	201	115	62
Total assets	1,460,145	573,653	152,123
Liabilities
Written options at value(4)	—	—	9
Payables
Fund shares repurchased	835	412	40
Investment securities purchased	2,785	—	2,697
Investment advisory fees	569	341	—
European Union tax reclaim contingent fees payable(5)	—	83	—
Distribution and service fees	88	65	8
Administration and accounting fees	153	72	30
Transfer agent and sub-transfer agent fees and expenses	245	102	11
Professional fees	58	31	22
Trustee deferred compensation plan	201	115	62
Interest expense and/or commitment fees	5	3	— (a)
Other accrued expenses	64	36	33
Total liabilities	5,003	1,260	2,912
Commitments and contingencies (Note 4D)	—	—	—
Net Assets	$1,455,142	$572,393	$149,211
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$1,171,540	$294,514	$128,465
Accumulated earnings (loss)	283,602	277,879	20,746
Net Assets	$1,455,142	$572,393	$149,211
Net Assets:
Class A	$174,871	$210,898	$34,563
Class C	$64,772	$26,986	$1,544
Institutional Class	$1,202,566	$334,509	$6,261
Class R6	$12,933	$—	$106,843
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	4,112,904	9,748,196	2,943,711
Class C	1,496,388	1,348,933	125,878
Institutional Class	29,016,181	15,833,336	537,655
Class R6	313,009	—	9,463,455
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF ASSETS AND LIABILITIES (FORM N-CSR ITEM 7)(Continued)
September 30, 2025
(Reported in thousands except shares and per share amounts)
	Convertible Fund	Duff & Phelps Water Fund	Global Allocation Fund
Net Asset Value and Redemption Price Per Share:*
Class A	$42.52	$21.63	$11.74
Class C	$43.29	$20.01	$12.26
Institutional Class	$41.44	$21.13	$11.65
Class R6	$41.32	$—	$11.29
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$44.99	$22.89	$12.42
Maximum Sales Charge - Class A	5.50%	5.50%	5.50%
(1) Investment in securities at cost	$1,168,855	$344,413	$60,431
(2) Investment in affiliates at cost	$—	$—	$68,036
(3) Foreign currency at cost	$—	$1	$— (a)
(4) Written options premiums received	$—	$—	$17

(a)	Amount is less than $500 (not in thousands).
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
(5)	See Note 2C in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF ASSETS AND LIABILITIES (FORM N-CSR ITEM 7)(Continued)
September 30, 2025
(Reported in thousands except shares and per share amounts)

	International Small-Cap Fund	Newfleet Short Duration High Income Fund	NFJ Emerging Markets Value Fund
Assets
Investment in securities at value(1)	$53,089	$679,353	$16,130
Foreign currency at value(2)	35	—	133
Cash	793	16,862	191
Receivables
Investment securities sold	14	3,476	261
Fund shares sold	1	1,811	6
Dividends and interest	216	11,271	25
Receivable from adviser	—	—	14
Tax reclaims	232	—	1
Tax receivable	53	—	36
Prepaid Trustees’ retainer	1	12	— (a)
Prepaid expenses	6	56	41
Other assets	3	215	15
Total assets	54,443	713,056	16,853
Liabilities
Payables
Fund shares repurchased	29	343	—
Investment securities purchased	—	9,984	342
Foreign capital gains tax	—	—	35
Dividend distributions	—	— (a)	—
Investment advisory fees	28	177	—
Distribution and service fees	1	44	1
Administration and accounting fees	21	90	18
Transfer agent and sub-transfer agent fees and expenses	5	133	3
Professional fees	31	33	31
Trustee deferred compensation plan	3	215	15
Interest expense and/or commitment fees	— (a)	2	— (a)
Other accrued expenses	28	34	26
Total liabilities	146	11,055	471
Commitments and contingencies (Note 4D)	—	—	—
Net Assets	$54,297	$702,001	$16,382
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$39,672	$908,886	$32,562
Accumulated earnings (loss)	14,625	(206,885)	(16,180)
Net Assets	$54,297	$702,001	$16,382
Net Assets:
Class A	$3,677	$124,881	$4,827
Class C	$59	$43,313	$269
Institutional Class	$22,565	$516,260	$11,286
Class R6	$27,996	$17,547	$—
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	100,736	9,043,339	231,533
Class C	1,651	3,122,665	13,130
Institutional Class	588,687	37,794,846	543,119
Class R6	741,842	1,283,817	—
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF ASSETS AND LIABILITIES (FORM N-CSR ITEM 7)(Continued)
September 30, 2025
(Reported in thousands except shares and per share amounts)
	International Small-Cap Fund	Newfleet Short Duration High Income Fund	NFJ Emerging Markets Value Fund
Net Asset Value and Redemption Price Per Share:*
Class A	$36.50	$13.81	$20.85
Class C	$35.72	$13.87	$20.51
Institutional Class	$38.33	$13.66	$20.78
Class R6	$37.74	$13.67	$—
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$38.62	$14.13	$22.06
Maximum Sales Charge - Class A	5.50%	2.25%	5.50%
(1) Investment in securities at cost	$39,880	$669,529	$12,362
(2) Foreign currency at cost	$35	$—	$133

(a)	Amount is less than $500 (not in thousands).
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF OPERATIONS (FORM N-CSR ITEM 7)
YEAR ENDED September 30, 2025
($ reported in thousands)

	Convertible Fund	Duff & Phelps Water Fund	Global Allocation Fund
Investment Income
Dividends	$11,242	$11,294	$1,693
Dividends from affiliates	—	—	359
Interest	22,294	—	2,013
European Union tax reclaims(1)	—	779	2
Foreign taxes withheld	—	(440)	(101)
Total investment income	33,536	11,633	3,966
Expenses
Investment advisory fees	7,552	5,530	901
Distribution and service fees, Class A	405	524	83
Distribution and service fees, Class C	639	294	14
Administration and accounting fees	1,333	599	163
Transfer agent fees and expenses	565	251	66
Sub-transfer agent fees and expenses, Class A	140	182	24
Sub-transfer agent fees and expenses, Class C	55	28	1
Sub-transfer agent fees and expenses, Institutional Class	955	300	5
European Union tax reclaim closing agreement filing fees	—	13	—
European Union tax reclaim fees	—	94	— (a)
Custodian fees	4	2	5
Printing fees and expenses	97	50	17
Professional fees	88	45	36
Interest expense and/or commitment fees	7	12	1
Registration fees	86	59	37
Trustees’ fees and expenses	103	48	11
Miscellaneous expenses	72	100	68
Total expenses	12,101	8,131	1,432
Less net expenses reimbursed and/or waived by investment adviser(2)	(1,635)	(1,683)	(1,003)
Net expenses	10,466	6,448	429
Net investment income (loss)	23,070	5,185	3,537
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	179,953	54,052	3,086
Investments in affiliates	—	—	(101)
Foreign currency transactions	—	(93)	(48)
Foreign capital gains tax	—	—	(2)
Futures	—	—	508
Swaps	—	—	5
Capital gains received from investments in affiliates	—	—	2,353
Net change in unrealized appreciation (depreciation) on:
Investments	83,573	(38,569)	3,967
Investments in affiliates	—	—	1,068
Foreign currency transactions	—	91	2
Foreign capital gains tax	—	—	23
Written options	—	—	8
Futures	—	—	(465)
Swaps	—	—	(4)
Net realized and unrealized gain (loss) on investments	263,526	15,481	10,400
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF OPERATIONS (FORM N-CSR ITEM 7) (Continued)
YEAR ENDED September 30, 2025
($ reported in thousands)
	Convertible Fund	Duff & Phelps Water Fund	Global Allocation Fund
Net increase (decrease) in net assets resulting from operations	$286,596	$20,666	$13,937

(a)	Amount is less than $500 (not in thousands).
(1)	See Note 2C in Notes to Financial Statements.
(2)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF OPERATIONS (FORM N-CSR ITEM 7) (Continued)
YEAR ENDED September 30, 2025
($ reported in thousands)

	International Small-Cap Fund	Newfleet Short Duration High Income Fund	NFJ Emerging Markets Value Fund
Investment Income
Dividends	$2,078	$793	$324
Interest	—	46,845	—
European Union tax reclaims(1)	20	—	—
Foreign taxes withheld	(221)	—	(31)
Total investment income	1,877	47,638	293
Expenses
Investment advisory fees	475	3,085	135
Distribution and service fees, Class A	8	310	11
Distribution and service fees, Class C	1	225	3
Administration and accounting fees	71	668	40
Transfer agent fees and expenses	21	281	7
Sub-transfer agent fees and expenses, Class A	3	82	4
Sub-transfer agent fees and expenses, Class C	— (a)	40	— (a)
Sub-transfer agent fees and expenses, Institutional Class	17	408	9
European Union tax reclaim fees	2	—	—
Custodian fees	7	3	13
Printing fees and expenses	11	49	8
Professional fees	37	51	62
Interest expense and/or commitment fees	— (a)	4	— (a)
Registration fees	35	96	21
Trustees’ fees and expenses	4	48	2
Miscellaneous expenses	33	55	26
Total expenses	725	5,405	341
Less net expenses reimbursed and/or waived by investment adviser(2)	(231)	(1,001)	(185)
Net expenses	494	4,404	156
Net investment income (loss)	1,383	43,234	137
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	1,055	(12,919)	1,747
Foreign currency transactions	(18)	—	(18)
Foreign capital gains tax	(5)	—	(31)
Foreign capital gains tax refund	55	—	43
Net change in unrealized appreciation (depreciation) on:
Investments	6,629	9,045	1,076
Foreign currency transactions	4	—	8
Foreign capital gains tax	74	—	15
Net realized and unrealized gain (loss) on investments	7,794	(3,874)	2,840
Net increase (decrease) in net assets resulting from operations	$9,177	$39,360	$2,977

(a)	Amount is less than $500 (not in thousands).
(1)	See Note 2C in Notes to Financial Statements.
(2)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS STRATEGIC TRUST
STATEMENTS OF CHANGES IN NET ASSETS (FORM N-CSR ITEM 7)
($ reported in thousands)

	Convertible Fund		Duff & Phelps Water Fund		Global Allocation Fund
	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2025	Year Ended September 30, 2024
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$23,070	$28,302	$5,185	$3,806	$3,537	$4,662
Net realized gain (loss)	179,953	41,448	53,959	39,033	5,801	1,564
Net change in unrealized appreciation (depreciation)	83,573	126,314	(38,478)	126,261	4,599	26,226
Increase (decrease) in net assets resulting from operations	286,596	196,064	20,666	169,100	13,937	32,452
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(3,234)	(4,273)	(15,088)	(7,058)	(989)	(927)
Class C	(755)	(1,177)	(2,277)	(1,053)	(31)	(33)
Class P	—	(6,014)	—	(4,653)	—	(40)
Institutional Class	(25,492)	(24,792)	(27,870)	(8,396)	(188)	(157)
Class R6	(161)	(13)	—	—	(3,289)	(4,840)
Administrative Class	—	(81)	—	—	—	(3)
Total dividends and distributions to shareholders	(29,642)	(36,350)	(45,235)	(21,160)	(4,497)	(6,000)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(18,302)	(55,515)	(15,076)	(19,539)	(2,796)	(4,849)
Class C	(14,572)	(19,747)	(6,992)	(9,008)	(89)	(592)
Class P	—	(348,052)	—	(157,155)	—	(1,690)
Institutional Class	(93,367)	130,147	(45,131)	114,772	(294)	6
Class R6	10,746	295	—	—	(4,799)	(72,328)
Administrative Class	—	(5,800)	—	—	—	(113)
Increase (decrease) in net assets from capital transactions	(115,495)	(298,672)	(67,199)	(70,930)	(7,978)	(79,566)
Net increase (decrease) in net assets	141,459	(138,958)	(91,768)	77,010	1,462	(53,114)
Net Assets
Beginning of period	1,313,683	1,452,641	664,161	587,151	147,749	200,863
End of Period	$1,455,142	$1,313,683	$572,393	$664,161	$149,211	$147,749
See Notes to Financial Statements

VIRTUS STRATEGIC TRUST
STATEMENTS OF CHANGES IN NET ASSETS (FORM N-CSR ITEM 7) (Continued)
($ reported in thousands)

	International Small-Cap Fund		Newfleet Short Duration High Income Fund		NFJ Emerging Markets Value Fund
	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2025	Year Ended September 30, 2024
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$1,383	$1,402	$43,234	$39,636	$137	$277
Net realized gain (loss)	1,087	2,201	(12,919)	(7,912)	1,741	(3,860)
Net change in unrealized appreciation (depreciation)	6,707	3,103	9,045	32,384	1,099	5,782
Increase (decrease) in net assets resulting from operations	9,177	6,706	39,360	64,108	2,977	2,199
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(94)	(186)	(8,143)	(7,752)	(44)	(80)
Class C	(2)	(4)	(2,805)	(3,009)	(3)	(3)
Class P	—	(233)	—	(7,718)	—	(29)
Institutional Class	(603)	(571)	(31,710)	(21,580)	(128)	(407)
Class R6	(811)	(646)	(1,042)	(1,080)	—	—
Total dividends and distributions to shareholders	(1,510)	(1,640)	(43,700)	(41,139)	(175)	(519)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(41)	(356)	7,828	3,180	(925)	(2,137)
Class C	(25)	(90)	(2,051)	(5,414)	(87)	(179)
Class P	—	(4,307)	—	(166,376)	—	(2,806)
Institutional Class	28	2,591	106,601	162,066	(5,500)	(17,176)
Class R6	(2,368)	12,031	3,376	787	—	—
Increase (decrease) in net assets from capital transactions	(2,406)	9,869	115,754	(5,757)	(6,512)	(22,298)
Net increase (decrease) in net assets	5,261	14,935	111,414	17,212	(3,710)	(20,618)
Net Assets
Beginning of period	49,036	34,101	590,587	573,375	20,092	40,710
End of Period	$54,297	$49,036	$702,001	$590,587	$16,382	$20,092
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (FORM N-CSR ITEM 7)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)(4)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(5)(6)	Ratio of Gross Expenses to Average Net Assets(5)(6)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)(7)	Portfolio Turnover Rate(3)

Convertible Fund
Class A
10/1/24 to 9/30/25	$34.99	0.58	—	7.69	8.27	(0.74)	—	(0.74)	—	7.53	$42.52	23.97%	$174,871	0.96%	1.09%	1.57%	159%
10/1/23 to 9/30/24	31.00	0.57	—	4.22	4.79	(0.80)	—	(0.80)	—	3.99	34.99	15.64	161,418	0.96	1.09	1.75	152
10/1/22 to 9/30/23	30.27	0.54	—	0.73	1.27	(0.54)	—	(0.54)	—	0.73	31.00	4.19	196,478	0.96	1.10	1.71	136
10/1/21 to 9/30/22	45.74	0.16	—	(7.94)	(7.78)	(0.19)	(7.50)	(7.69)	—	(15.47)	30.27	(20.06)	236,603	0.96	1.10	0.45	121
10/1/20 to 9/30/21	38.77	0.11	—	9.73	9.84	(0.20)	(2.67)	(2.87)	—	6.97	45.74	25.71	396,378	0.95 (8)	1.02	0.25	130
Class C
10/1/24 to 9/30/25	$35.60	0.31	—	7.81	8.12	(0.43)	—	(0.43)	—	7.69	$43.29	23.02%	$64,772	1.73%	1.83%	0.81%	159%
10/1/23 to 9/30/24	31.44	0.41	—	4.29	4.70	(0.54)	—	(0.54)	—	4.16	35.60	15.06	67,066	1.73	1.84	1.23	152
10/1/22 to 9/30/23	30.69	0.30	—	0.73	1.03	(0.28)	—	(0.28)	—	0.75	31.44	3.37	78,057	1.73	1.83	0.95	136
10/1/21 to 9/30/22	46.36	(0.12)	—	(8.05)	(8.17)	— (9)	(7.50)	(7.50)	—	(15.67)	30.69	(20.67)	87,842	1.73	1.82	(0.32)	121
10/1/20 to 9/30/21	39.39	(0.24)	—	9.88	9.64	— (9)	(2.67)	(2.67)	—	6.97	46.36	24.75	141,138	1.72 (8)	1.77	(0.52)	130
Institutional Class
10/1/24 to 9/30/25	$34.13	0.66	—	7.49	8.15	(0.84)	—	(0.84)	—	7.31	$41.44	24.27%	$1,202,566	0.71%	0.83%	1.82%	159%
10/1/23 to 9/30/24	30.20	0.71	—	4.12	4.83	(0.90)	—	(0.90)	—	3.93	34.13	16.22	1,084,616	0.71	0.85	2.23	152
10/1/22 to 9/30/23	29.52	0.60	—	0.71	1.31	(0.63)	—	(0.63)	—	0.68	30.20	4.43	844,174	0.71	0.86	1.96	136
10/1/21 to 9/30/22	44.81	0.24	—	(7.74)	(7.50)	(0.29)	(7.50)	(7.79)	—	(15.29)	29.52	(19.84)	930,359	0.71	0.83	0.68	121
10/1/20 to 9/30/21	38.04	0.23	—	9.53	9.76	(0.32)	(2.67)	(2.99)	—	6.77	44.81	26.02	1,640,171	0.69	0.77	0.51	130
Class R6
10/1/24 to 9/30/25	$34.07	0.66	—	7.51	8.17	(0.92)	—	(0.92)	—	7.25	$41.32	24.39%	$12,933	0.62%	0.75%	1.81%	159%
10/1/23 to 9/30/24	30.15	0.74	—	4.12	4.86	(0.94)	—	(0.94)	—	3.92	34.07	16.32	583	0.62	0.76	2.32	152
10/1/22 to 9/30/23	29.49	0.65	—	0.69	1.34	(0.68)	—	(0.68)	—	0.66	30.15	4.55	226	0.62	0.75	2.12	136
1/31/22(10) to 9/30/22	34.43	0.24	—	(4.94)	(4.70)	(0.24)	—	(0.24)	—	(4.94)	29.49	(13.67)	86	0.62	0.83	1.11	121 (11)

Duff & Phelps Water Fund
Class A
10/1/24 to 9/30/25	$22.29	0.16	—	0.65	0.81	(0.06)	(1.41)	(1.47)	—	(0.66)	$21.63	4.55%	$210,898	1.24% (12)	1.51%	0.76%	29%
10/1/23 to 9/30/24	17.57	0.10	—	5.25	5.35	(0.12)	(0.51)	(0.63)	—	4.72	22.29	31.12	233,226	1.22	1.48	0.48	22
10/1/22 to 9/30/23	15.87	0.09	—	1.68	1.77	(0.07)	—	(0.07)	—	1.70	17.57	11.17	201,139	1.22	1.48	0.48	19
10/1/21 to 9/30/22	22.45	0.05	—	(4.87)	(4.82)	(0.25)	(1.51)	(1.76)	— (9)	(6.58)	15.87	(23.71) (13)	207,428	1.22	1.48	0.27	27
10/1/20 to 9/30/21	17.63	0.26	—	4.87	5.13	(0.04)	(0.27)	(0.31)	—	4.82	22.45	29.41	286,453	1.22	1.45	1.23	32
Class C
10/1/24 to 9/30/25	$20.81	— (9)	—	0.61	0.61	—	(1.41)	(1.41)	—	(0.80)	$20.01	3.81%	$26,986	1.99% (12)	2.26%	(0.01) %	29%
10/1/23 to 9/30/24	16.45	(0.05)	—	4.92	4.87	—	(0.51)	(0.51)	—	4.36	20.81	30.14	35,697	1.97	2.24	(0.27)	22
10/1/22 to 9/30/23	14.90	(0.05)	—	1.60	1.55	—	—	—	—	1.55	16.45	10.40	36,154	1.97	2.23	(0.28)	19
10/1/21 to 9/30/22	21.18	(0.09)	—	(4.60)	(4.69)	(0.08)	(1.51)	(1.59)	— (9)	(6.28)	14.90	(24.32) (13)	41,415	1.97	2.22	(0.50)	27
10/1/20 to 9/30/21	16.73	0.09	—	4.63	4.72	— (9)	(0.27)	(0.27)	—	4.45	21.18	28.48	68,805	1.97	2.20	0.43	32
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (FORM N-CSR ITEM 7) (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)(4)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(5)(6)	Ratio of Gross Expenses to Average Net Assets(5)(6)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)(7)	Portfolio Turnover Rate(3)
Duff & Phelps Water Fund (Continued)
Institutional Class
10/1/24 to 9/30/25	$21.84	0.21	—	0.65	0.86	(0.16)	(1.41)	(1.57)	—	(0.71)	$21.13	4.93%	$334,509	0.95% (12)	1.26%	1.05%	29%
10/1/23 to 9/30/24	17.24	0.15	—	5.14	5.29	(0.18)	(0.51)	(0.69)	—	4.60	21.84	31.40	395,238	0.93	1.23	0.77	22
10/1/22 to 9/30/23	15.57	0.14	—	1.66	1.80	(0.13)	—	(0.13)	—	1.67	17.24	11.55	220,985	0.93	1.24	0.76	19
10/1/21 to 9/30/22	22.06	0.11	—	(4.77)	(4.66)	(0.32)	(1.51)	(1.83)	— (9)	(6.49)	15.57	(23.48) (13)	235,079	0.93	1.23	0.59	27
10/1/20 to 9/30/21	17.33	0.33	—	4.77	5.10	(0.10)	(0.27)	(0.37)	—	4.73	22.06	29.76	325,247	0.93	1.21	1.57	32

Global Allocation Fund
Class A
10/1/24 to 9/30/25	$10.99	0.25	0.18	0.64	1.07	(0.19)	(0.13)	(0.32)	—	0.75	$11.74	10.09%	$34,563	0.52%	1.26%	2.29%	115% (14)
10/1/23 to 9/30/24	9.40	0.19	0.40	1.26	1.85	(0.26)	—	(0.26)	—	1.59	10.99	20.00	35,181	0.52	1.31	1.87	69
10/1/22 to 9/30/23	9.03	0.22	0.40	0.23	0.85	(0.01)	(0.47)	(0.48)	—	0.37	9.40	9.49	34,586	0.52	1.30	2.33	55
10/1/21 to 9/30/22	11.99	0.10	0.74	(2.75)	(1.91)	(0.22)	(0.83)	(1.05)	—	(2.96)	9.03	(17.65)	36,036	0.52	1.26	0.91	88
10/1/20 to 9/30/21	11.11	0.14	0.16	1.33	1.63	(0.22)	(0.53)	(0.75)	— (9)	0.88	11.99	15.16 (13)	49,743	0.56 (15)	1.22	1.19	168
Class C
10/1/24 to 9/30/25	$11.48	0.17	0.20	0.65	1.02	(0.11)	(0.13)	(0.24)	—	0.78	$12.26	9.16%	$1,544	1.27%	2.02%	1.54%	115% (14)
10/1/23 to 9/30/24	9.79	0.17	0.42	1.28	1.87	(0.18)	—	(0.18)	—	1.69	11.48	19.25	1,545	1.27	2.07	1.57	69
10/1/22 to 9/30/23	9.46	0.17	0.41	0.22	0.80	—	(0.47)	(0.47)	—	0.33	9.79	8.55	1,866	1.27	2.05	1.68	55
10/1/21 to 9/30/22	12.50	0.06	0.74	(2.88)	(2.08)	(0.13)	(0.83)	(0.96)	—	(3.04)	9.46	(18.21)	2,136	1.27	2.03	0.53	88
10/1/20 to 9/30/21	11.47	0.07	0.21	1.32	1.60	(0.04)	(0.53)	(0.57)	— (9)	1.03	12.50	14.29 (13)	2,558	1.31 (15)	1.94	0.59	168
Institutional Class
10/1/24 to 9/30/25	$10.91	0.27	0.19	0.62	1.08	(0.21)	(0.13)	(0.34)	—	0.74	$11.65	10.31%	$6,261	0.29%	1.01%	2.51%	115% (14)
10/1/23 to 9/30/24	9.32	0.21	0.40	1.26	1.87	(0.28)	—	(0.28)	—	1.59	10.91	20.47	6,202	0.29	1.06	2.08	69
10/1/22 to 9/30/23	8.95	0.25	0.39	0.21	0.85	(0.01)	(0.47)	(0.48)	—	0.37	9.32	9.64	5,327	0.29	1.05	2.64	55
10/1/21 to 9/30/22	11.89	0.36	0.72	(2.95)	(1.87)	(0.24)	(0.83)	(1.07)	—	(2.94)	8.95	(17.42)	6,085	0.29	1.01	3.29	88
10/1/20 to 9/30/21	11.05	0.17	0.16	1.32	1.65	(0.28)	(0.53)	(0.81)	— (9)	0.84	11.89	15.46 (13)	10,820	0.31 (15)	0.86	1.43	168
Class R6
10/1/24 to 9/30/25	$10.58	0.27	0.17	0.61	1.05	(0.21)	(0.13)	(0.34)	—	0.71	$11.29	10.36%	$106,843	0.22%	0.92%	2.59%	115% (14)
10/1/23 to 9/30/24	9.05	0.28	0.39	1.15	1.82	(0.29)	—	(0.29)	—	1.53	10.58	20.49	104,821	0.22	0.97	2.95	69
10/1/22 to 9/30/23	8.70	0.24	0.38	0.21	0.83	(0.01)	(0.47)	(0.48)	—	0.35	9.05	9.71	157,400	0.22	0.96	2.55	55
10/1/21 to 9/30/22	11.59	0.12	0.71	(2.64)	(1.81)	(0.25)	(0.83)	(1.08)	—	(2.89)	8.70	(17.37)	175,564	0.22	0.93	1.19	88
10/1/20 to 9/30/21	10.79	0.17	0.16	1.28	1.61	(0.28)	(0.53)	(0.81)	— (9)	0.80	11.59	15.46 (13)	216,700	0.26 (15)	0.91	1.50	168

International Small-Cap Fund
Class A
10/1/24 to 9/30/25	$31.35	0.84	—	5.25	6.09	(0.94)	—	(0.94)	—	5.15	$36.50	20.29%	$3,677	1.26%	1.84%	2.71%	75%
10/1/23 to 9/30/24	27.87	0.88	—	4.22	5.10	(1.62)	—	(1.62)	—	3.48	31.35	19.02	3,202	1.25	1.85	3.00	110
10/1/22 to 9/30/23	22.77	0.96	—	4.42	5.38	(0.28)	—	(0.28)	—	5.10	27.87	23.74	3,167	1.27 (16)	1.83	3.60	70
10/1/21 to 9/30/22	41.91	0.48	—	(12.74)	(12.26)	(0.86)	(6.06)	(6.92)	0.04	(19.14)	22.77	(34.75) (13)	2,845	1.25	1.78	1.53	131
10/1/20 to 9/30/21	34.36	0.22	—	7.76	7.98	(0.30)	(0.13)	(0.43)	—	7.55	41.91	23.32	4,853	1.25	1.77	0.54	51
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (FORM N-CSR ITEM 7) (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)(4)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(5)(6)	Ratio of Gross Expenses to Average Net Assets(5)(6)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)(7)	Portfolio Turnover Rate(3)
International Small-Cap Fund (Continued)
Class C
10/1/24 to 9/30/25	$30.67	0.54	—	5.22	5.76	(0.71)	—	(0.71)	—	5.05	$35.72	19.42%	$59	2.00%	2.71%	1.78%	75%
10/1/23 to 9/30/24	26.98	0.52	—	4.26	4.78	(1.09)	—	(1.09)	—	3.69	30.67	18.18	77	2.00	2.70	1.82	110
10/1/22 to 9/30/23	21.97	0.73	—	4.28	5.01	—	—	—	—	5.01	26.98	22.80	157	2.02 (16)	2.63	2.83	70
10/1/21 to 9/30/22	40.12	0.20	—	(12.28)	(12.08)	(0.05)	(6.06)	(6.11)	0.04	(18.15)	21.97	(35.24) (13)	166	2.00	2.49	0.66	131
10/1/20 to 9/30/21	33.00	(0.24)	—	7.60	7.36	(0.11)	(0.13)	(0.24)	—	7.12	40.12	22.36	373	2.00	2.47	(0.62)	51
Institutional Class
10/1/24 to 9/30/25	$32.91	0.95	—	5.51	6.46	(1.04)	—	(1.04)	—	5.42	$38.33	20.56%	$22,565	1.05%	1.55%	2.92%	75%
10/1/23 to 9/30/24	28.98	1.03	—	4.38	5.41	(1.48)	—	(1.48)	—	3.93	32.91	19.29	19,322	1.04	1.57	3.37	110
10/1/22 to 9/30/23	23.66	1.07	—	4.58	5.65	(0.33)	—	(0.33)	—	5.32	28.98	24.01	14,596	1.06 (16)	1.55	3.84	70
10/1/21 to 9/30/22	43.24	0.56	—	(13.22)	(12.66)	(0.90)	(6.06)	(6.96)	0.04	(19.58)	23.66	(34.62) (13)	17,202	1.04	1.47	1.73	131
10/1/20 to 9/30/21	35.49	0.29	—	8.03	8.32	(0.44)	(0.13)	(0.57)	—	7.75	43.24	23.55	29,125	1.04	1.50	0.69	51
Class R6
10/1/24 to 9/30/25	$32.42	0.94	—	5.43	6.37	(1.05)	—	(1.05)	—	5.32	$37.74	20.61%	$27,996	1.01%	1.46%	2.94%	75%
10/1/23 to 9/30/24	28.64	1.13	—	4.21	5.34	(1.56)	—	(1.56)	—	3.78	32.42	19.33	26,435	1.00	1.47	3.72	110
10/1/22 to 9/30/23	23.36	1.06	—	4.54	5.60	(0.32)	—	(0.32)	—	5.28	28.64	24.11	12,172	1.01 (16)	1.45	3.88	70
10/1/21 to 9/30/22	42.86	0.59	—	(13.08)	(12.49)	(0.99)	(6.06)	(7.05)	0.04	(19.50)	23.36	(34.60) (13)	18,866	1.00	1.37	1.86	131
10/1/20 to 9/30/21	35.17	0.32	—	7.94	8.26	(0.44)	(0.13)	(0.57)	—	7.69	42.86	23.60	31,785	1.00	1.41	0.77	51

Newfleet Short Duration High Income Fund
Class A
10/1/24 to 9/30/25	$13.90	0.90	—	(0.09)	0.81	(0.90)	—	(0.90)	—	(0.09)	$13.81	6.10%	$124,881	0.86%	1.00%	6.55%	54%
10/1/23 to 9/30/24	13.37	0.90	—	0.56	1.46	(0.93)	—	(0.93)	—	0.53	13.90	11.30	117,868	0.86	0.99	6.62	59
10/1/22 to 9/30/23	12.84	0.85	—	0.49	1.34	(0.81)	—	(0.81)	—	0.53	13.37	10.70	110,220	0.87	1.01	6.43	43
10/1/21 to 9/30/22	14.59	0.64	—	(1.63)	(0.99)	(0.76)	—	(0.76)	—	(1.75)	12.84	(7.05)	114,099	0.86	0.98	4.59	56
10/1/20 to 9/30/21	13.99	0.62	—	0.84	1.46	(0.86)	—	(0.86)	—	0.60	14.59	10.65	145,424	0.86	0.93	4.24	69
Class C
10/1/24 to 9/30/25	$13.96	0.87	—	(0.09)	0.78	(0.87)	—	(0.87)	—	(0.09)	$13.87	5.79%	$43,313	1.11%	1.26%	6.30%	54%
10/1/23 to 9/30/24	13.41	0.87	—	0.57	1.44	(0.89)	—	(0.89)	—	0.55	13.96	11.11	45,658	1.11	1.26	6.37	59
10/1/22 to 9/30/23	12.88	0.82	—	0.48	1.30	(0.77)	—	(0.77)	—	0.53	13.41	10.37	49,229	1.12	1.28	6.17	43
10/1/21 to 9/30/22	14.63	0.61	—	(1.63)	(1.02)	(0.73)	—	(0.73)	—	(1.75)	12.88	(7.27)	58,284	1.11	1.24	4.34	56
10/1/20 to 9/30/21	13.98	0.58	—	0.84	1.42	(0.77)	—	(0.77)	—	0.65	14.63	10.34	77,032	1.11	1.20	4.00	69
Institutional Class
10/1/24 to 9/30/25	$13.77	0.93	—	(0.10)	0.83	(0.94)	—	(0.94)	—	(0.11)	$13.66	6.31%	$516,260	0.60%	0.76%	6.81%	54%
10/1/23 to 9/30/24	13.24	0.93	—	0.57	1.50	(0.97)	—	(0.97)	—	0.53	13.77	11.72	412,767	0.60	0.76	6.87	59
10/1/22 to 9/30/23	12.73	0.88	—	0.47	1.35	(0.84)	—	(0.84)	—	0.51	13.24	10.93	238,135	0.61	0.78	6.69	43
10/1/21 to 9/30/22	14.47	0.67	—	(1.61)	(0.94)	(0.80)	—	(0.80)	—	(1.74)	12.73	(6.78)	231,407	0.60	0.76	4.86	56
10/1/20 to 9/30/21	13.89	0.65	—	0.84	1.49	(0.91)	—	(0.91)	—	0.58	14.47	10.91	251,201	0.60	0.70	4.50	69
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (FORM N-CSR ITEM 7) (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)(4)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(5)(6)	Ratio of Gross Expenses to Average Net Assets(5)(6)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)(7)	Portfolio Turnover Rate(3)
Newfleet Short Duration High Income Fund (Continued)
Class R6
10/1/24 to 9/30/25	$13.77	0.93	—	(0.08)	0.85	(0.95)	—	(0.95)	—	(0.10)	$13.67	6.44%	$17,547	0.55%	0.68%	6.85%	54%
10/1/23 to 9/30/24	13.25	0.94	—	0.55	1.49	(0.97)	—	(0.97)	—	0.52	13.77	11.68	14,294	0.55	0.67	6.93	59
10/1/22 to 9/30/23	12.74	0.89	—	0.47	1.36	(0.85)	—	(0.85)	—	0.51	13.25	11.00	12,953	0.56	0.69	6.75	43
10/1/21 to 9/30/22	14.48	0.68	—	(1.61)	(0.93)	(0.81)	—	(0.81)	—	(1.74)	12.74	(6.74)	10,501	0.55	0.66	4.87	56
10/1/20 to 9/30/21	13.89	0.66	—	0.83	1.49	(0.90)	—	(0.90)	—	0.59	14.48	10.95	21,117	0.55	0.63	4.59	69

NFJ Emerging Markets Value Fund
Class A
10/1/24 to 9/30/25	$17.15	0.13	—	3.74	3.87	(0.17)	—	(0.17)	—	3.70	$20.85	22.89%	$4,827	1.14%	2.32%	0.74%	74%
10/1/23 to 9/30/24	15.59	0.12	—	1.65	1.77	(0.21)	—	(0.21)	—	1.56	17.15	11.52	4,894	1.18 (17)	1.71	0.76	119
10/1/22 to 9/30/23	13.47	0.16	—	2.32	2.48	(0.36)	—	(0.36)	—	2.12	15.59	18.52	6,606	1.14	1.71	1.03	92
10/1/21 to 9/30/22	20.11	0.09	—	(6.70)	(6.61)	(0.03)	—	(0.03)	—	(6.64)	13.47	(32.92)	8,246	1.15	1.53	0.52	83
10/1/20 to 9/30/21	18.09	0.05	—	2.17	2.22	(0.20)	—	(0.20)	—	2.02	20.11	12.24	15,565	1.14	1.50	0.26	56
Class C
10/1/24 to 9/30/25	$16.99	— (9)	—	3.69	3.69	(0.17)	—	(0.17)	—	3.52	$20.51	22.04%	$269	1.89%	3.11%	(0.02) %	74%
10/1/23 to 9/30/24	15.48	— (9)	—	1.63	1.63	(0.12)	—	(0.12)	—	1.51	16.99	10.66	309	1.93 (17)	2.52	(0.01)	119
10/1/22 to 9/30/23	13.40	0.05	—	2.29	2.34	(0.26)	—	(0.26)	—	2.08	15.48	17.57	463	1.89	2.44	0.35	92
10/1/21 to 9/30/22	20.12	(0.05)	—	(6.67)	(6.72)	—	—	—	—	(6.72)	13.40	(33.40)	476	1.90	2.24	(0.25)	83
10/1/20 to 9/30/21	18.07	(0.11)	—	2.17	2.06	(0.01)	—	(0.01)	—	2.05	20.12	11.40	914	1.89	2.25	(0.51)	56
Institutional Class
10/1/24 to 9/30/25	$17.05	0.16	—	3.74	3.90	(0.17)	—	(0.17)	—	3.73	$20.78	23.20%	$11,286	0.89%	2.04%	0.94%	74%
10/1/23 to 9/30/24	15.49	0.15	—	1.65	1.80	(0.24)	—	(0.24)	—	1.56	17.05	11.81	14,889	0.93 (17)	1.48	0.97	119
10/1/22 to 9/30/23	13.39	0.19	—	2.31	2.50	(0.40)	—	(0.40)	—	2.10	15.49	18.78	30,855	0.89	1.40	1.27	92
10/1/21 to 9/30/22	19.98	0.13	—	(6.65)	(6.52)	(0.07)	—	(0.07)	—	(6.59)	13.39	(32.75)	44,679	0.89	1.24	0.75	83
10/1/20 to 9/30/21	18.01	0.11	—	2.15	2.26	(0.29)	—	(0.29)	—	1.97	19.98	12.50	122,736	0.89	1.27	0.50	56

Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	Not annualized for periods less than one year.
(4)
Total Return is calculated based on the NAV at which shareholder transactions were processed, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report.

(5)	Annualized for periods less than one year.
(6)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(7)	Net investment income ratios do not reflect the proportionate share of income and expenses of the underlying funds in which the fund invests.
(8)	See Note 4D in the Notes to Financial Statements for information on recapture of expenses previously reimbursed and/or waived.
(9)	Amount is less than $0.005 per share.
(10)	Inception date.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (FORM N-CSR ITEM 7) (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(11)	Portfolio turnover is representative of the Fund for the entire period.
(12)	Net expense ratio includes extraordinary European Union tax reclaim expenses.
(13)	Payment from affiliate had no impact on total return.
(14)	The Fund’s portfolio turnover rate increased substantially during the period due to a change in the Fund’s strategy and associated repositioning starting in August 2025.
(15)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(16)	Includes interest expense on borrowings.
(17)	Ratios of total expenses excluding interest expense on borrowings for the year ended September 30, 2024, were 1.14% (Class A), 1.89% (Class C) and 0.89% (Institutional Class).
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2025
Note 1. Organization
Virtus Strategy Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of these financial statements, the Trust is comprised of 6 funds (each a “Fund” or collectively, the “Funds”), each reported in these financial statements. Each Fund has a distinct investment objective and all of the Funds except the Duff & Phelps Water Fund are diversified. There is no guarantee that a Fund will achieve its objective(s).
The Convertible Fund, Global Allocation Fund, International Small-Cap Fund and Newfleet Short Duration High Income Fund offer Class A shares, Class C shares, Institutional Class shares, and Class R6 shares. The Duff & Phelps Water Fund and NFJ Emerging Markets Value Fund offer Class A shares, Class C shares and Institutional Class shares.
Class A shares of Newfleet Short Duration High Income Fund are sold with a front-end sales charge of up to 2.25% with some exceptions. Class A shares of all Funds are sold with a front-end sales charge of up to 5.50% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% - 1.00% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 12 months for the Newfleet Short Duration High Income Fund, and 18 months for all other Funds. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares of the same Fund following a required holding period, which as of March 1, 2021, was eight years. Effective February 26, 2021, if an investor intends to purchase greater than $999,999 of Class C shares, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses.
Institutional Class shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the Funds’ distributor or transfer agent to offer Institutional Class shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Institutional Class shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the Funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Institutional Class shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Institutional Class shares. Institutional Class shares are sold without a front-end sales charge or CDSC.
Effective May 10, 2024, existing Class P shares of each of the Funds were converted to Institutional Class shares of each respective Fund, and Administrative Class shares of Virtus Convertible Fund and Virtus Global Allocation Fund were converted to Institutional Class shares of each respective Fund.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares are sold without a front-end sales charge or CDSC.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Institutional Class shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
The Funds are investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2025
consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.
Security Valuation
The Funds’ Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
 • Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
 • Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
 • Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities and leveraged loans are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.
Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2025
Conversion premium is not amortized. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REIT and MLP investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT and MLP after its fiscal year-end, and may differ from the estimated amounts.
C.
Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
As a result of court cases involving several countries across the European Union, certain Funds have filed tax reclaims in addition to treaty-based claims, in respect of previously withheld taxes on dividends earned (“EU tax reclaims”). These filings are subject to various administrative proceedings by each local jurisdiction’s tax authority, as well as judicial proceedings. EU tax reclaim and associated interest entitlements that have been recognized, if any, are reflected as European Union tax reclaims in the Statements of Operations. Related receivables, if any, are reflected as European Union tax reclaims receivable in the Statements of Assets and Liabilities. Generally, unless Management of the Funds believes that recovery amounts are collectible and free from significant contingencies, recoveries will not be reflected in a Fund’s net asset value. EU tax reclaims and related interest entitlements recognized by a Fund, if any, may reduce the amount of foreign taxes, if any, that a Fund could elect to pass-through- to its shareholders from a U.S. federal tax perspective. In certain circumstances, and to the extent that EU tax reclaims recovered by a Fund were previously pass-through as foreign tax credits to its U.S. taxable shareholders, a Fund may enter into a closing agreement with the U.S. Internal Revenue Service (the “IRS”). Doing so will enable a Fund to quantify and remit its tax liability related to any recoveries (on behalf of its shareholders). Based on current guidance from the IRS, the Virtus Duff and Phelps Water Fund submitted a closing agreement request with the IRS, which is under review as of September 30, 2025 for income received in a prior period. Accordingly, subsequent changes in the estimated charges related to Virtus Duff and Phelps Fund’s closing agreement are presented within European Union tax reclaims in the Statement of Operations and its estimated closing agreement liability is presented as European Union tax reclaim contingent fees payable in the Statements of Assets and Liabilities. The actual closing agreement payment to the IRS may differ from the estimate.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the IRS for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.
Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.
Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.
Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.
Convertible Securities
Certain Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2025
convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation, and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.
H.
Equity Linked Notes
Certain Funds may invest in Equity-Linked Notes (ELNs). ELNs are hybrid derivative instruments in a single note form that are specially designed to combine the characteristics of one or more reference securities (such as a single stock, an exchange traded fund or an index or basket of stocks) and one or more equity derivatives, such as put or call options, or a combination there of. Unlike a direct investment in equity securities, ELNs have a maturity date. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Upon maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities. If the underlying securities have depreciated in value or their price appreciates or depreciates outside of a preset range (depending on the type of ELN), a Fund may receive only the principal amount of the note or less than the principal amount of the note, or may potentially lose the entire principal invested in the ELN. Investments in ELNs possess the risks associated with the underlying securities such as market risk and, as applicable, foreign securities and currency risks. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. In addition, as a note, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. A fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. As a holder of an ELN, a Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends.
ELNs utilized by a Fund may involve synthetic exposure to options that can create economic leverage risk which, depending on the performance of the underlying securities, could magnify or otherwise increase investment losses to such Fund and result in losses on the ELN that exceed the losses of the underlying securities.
I.
Payment-In-Kind Securities
Certain Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
J.
Securities Traded on a To-Be-Announced Basis
Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date a Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
K.
When-Issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
L.
Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2025
based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
A Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the applicable Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
M.
Warrants
The Funds may receive warrants. Warrants are securities that are usually issued together with a debt instrument or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt instruments. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt instruments at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
N.
Securities Lending
The Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York (“BNY”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan bringing the collateral market value in line with the required percent. Due to timing of collateral adjustments, the market value of collateral held with respect to a loaned security, may be more or less than the value of the security on loan.
Collateral may consist of cash and securities issued by the U.S. government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNY for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
As of September 30, 2025, none of the Funds were lending under the agreement with BNY.
O.
Segment Reporting
Accounting Standards Codification (“ASC”) 280, Segment Reporting, established disclosure requirements relating to operating segments in financial statements. The Funds have adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which is intended to enhance reportable operating segment disclosure requirements. Operating segments are defined as components of a reporting entity about which separate financial information, including disclosures about income and expenses, is available that is regularly evaluated by the chief operating decision maker (“CODM”) in deciding how to allocate resources and assess its performance. The Trust is organized as a series of funds, each of which is structured as an investment company and represents a single operating segment. Subject to the oversight and, when applicable, approval of the Trust’s Board of Trustees, each Fund’s Adviser acts as the respective Fund’s CODM. The CODM monitors the Fund’s operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on its defined investment objective. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Funds financial statement note disclosures only and did not affect any Fund’s financial position or the results of its operations.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2025
A.
Futures Contracts
A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by a Fund for financial statement purposes on a daily basis as unrealized appreciation or depreciation. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) from future contracts.
During the year ended September 30, 2025, the Global Allocation Fund utilized futures to optimize performance by gaining exposure to broad markets or to hedge the risk of securities within the portfolios. The potential risks of doing so are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments. Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for futures contracts”.
B.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
During the year ended September 30, 2025, none of the Funds entered into forward foreign currency exchange contracts.
C.
Swaps
Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract “Over-the-counter swaps at value” for OTC swaps and as “variation margin receivable/payable” for centrally cleared swaps. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statements of Assets and Liabilities and are amortized over the term of the swap for OTC swaps. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for cleared swaps”.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2025
index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
At September 30, 2025, the Global Allocation Fund did not hold any credit index swaps.
The following is a summary of derivative instruments categorized by primary risk exposure, presented in the Statements of Assets and Liabilities at September 30, 2025:
Statement Line Description	Primary Risk	Global Allocation Fund
Asset Derivatives
Variation margin receivable on futures contracts(1)	Equity contracts	$138
Purchased options at value(2)	Equity contracts	20
Variation margin receivable on futures contracts(1)	Interest rate contracts	86
Total Assets		$244
Liability Derivatives
Variation margin receivable on futures contracts(1)	Equity contracts	$(6)
Written options at value	Equity contracts	(9)
Variation margin receivable on futures contracts(1)	Foreign currency contracts	(21)
Variation margin receivable on futures contracts(1)	Interest rate contracts	(56)
Total Liabilities		$(92)

(1)	Represents cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.
(2)	Amount included in Investment in securities at value.
The following is a summary of derivative instruments categorized by primary risk exposure, presented in the Statements of Operations for the year ended September 30, 2025:
Statement Line Description	Primary Risk	Global Allocation Fund
Net Realized Gain (Loss) from
Futures	Equity contracts	$1,240
Futures	Foreign currency contracts	(438)
Futures	Interest rate contracts	(294)
Swaps	Credit contracts	5
Total		$513
Net Change in Unrealized Appreciation (Depreciation) on
Purchased options(1)	Equity contracts	$(18)
Written options	Equity contracts	8
Futures	Equity contracts	(388)
Futures	Foreign currency contracts	(97)
Futures	Interest rate contracts	20
Swaps	Credit contracts	(4)
Total		$(479)

(1)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2025
The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by the applicable Fund for the year ended September 30, 2025.
Global Allocation Fund
Purchased Options(1)	$8
Written Options(1)	3
Futures Contracts - Long Positions(2)	123
Futures Contracts - Short Positions(2)	169
Credit Default Swap Contracts - Sell Protection(3)	220

(1)	Average premium amount.
(2)	Average unrealized for the period.
(3)	Notional amount.
D.
Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
A Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC, rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
E.
Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2025
The following table presents the Global Allocation Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of September 30, 2025:
At September 30, 2025, the Funds’ derivative assets and liabilities (by type) are as follows:
	Global Allocation Fund
	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$24	$—
Purchased options	20	—
Written options	—	9
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$44	$9
Derivatives not subject to a MNA or similar agreement	(44)	(9)
Total assets and liabilities subject to a MNA	$—	$—

Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.
Investment Adviser
Virtus Investment Advisers, LLC (“Adviser”) (formerly known as Virtus Investment Advisers, Inc.), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:
Fund	Advisory Fee
Convertible Fund	0.57%
Duff & Phelps Water Fund	0.95
Global Allocation Fund	0.10 [1]
International Small-Cap Fund	1.00
Newfleet Short Duration High Income Fund	0.48
NFJ Emerging Markets Value Fund	0.85
1Effective August 26, 2025. For the period October 1, 2024 through August 25, 2025, the advisory fee was 0.70%.
During the year ended September 30, 2025, the Global Allocation Fund invested a portion of its assets in affiliated mutual and exchange-traded funds. In order to avoid any duplication of advisory fees, the Adviser voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Fund on the assets in the affiliated funds. For the year ended September 30, 2025, the waiver amounted to $199 for the Global Allocation Fund. This waiver was in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and is included in the Statements of Operations in “Less expenses reimbursed and/or waived by investment adviser.”
B.
Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the year is as follows:
Fund	Subadviser
Convertible Fund	Voya IM (1)
Duff & Phelps Water Fund	Duff & Phelps (2)
Global Allocation Fund	VA(3), (4), (5)
International Small-Cap Fund	VA(5)
Newfleet Short Duration High Income Fund	Newfleet(3)
NFJ Emerging Markets Value Fund	NFJ(6)

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2025

(1)	Voya Investment Management Co. LLC (“Voya IM”).
(2)	Duff & Phelps Investment Management Co. (“Duff & Phelps”), an indirect, wholly-owned subsidiary of Virtus.
(3)	Newfleet Asset Management (“Newfleet”), a division of Virtus Fixed Income Advisers LLC, an indirect, wholly-owned subsidiary of Virtus.
(4)	Virtus Multi-Asset, a division of Virtus Advisers, LLC (“VA”), an indirect, wholly-owned subsidiary of Virtus.
(5)	Virtus Systematic, a division of Virtus Advisers, LLC (“VA”), an indirect, wholly-owned subsidiary of Virtus.
(6)	NFJ Investment Group, LLC (“NFJ”), an indirect, wholly-owned subsidiary of Virtus.
C.
Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through February 1, 2026, and February 1, 2027, for the Convertible Fund, the Duff & Phelps Water Fund and the Global Allocation Fund. Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.
Fund	Class A	Class C	Institutional Class	Class R6
Convertible Fund	0.96%	1.73%	0.71%	0.62%
Duff & Phelps Water Fund	1.22	1.97	0.93	N/A
Global Allocation Fund	0.52	1.27	0.29	0.22
International Small-Cap Fund	1.25	2.00	1.04	1.00
Newfleet Short Duration High Income Fund	0.86	1.11	0.60	0.55
NFJ Emerging Markets Value Fund	1.14	1.89	0.89	N/A
The exclusions include front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.
Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the year ending September 30:
	Expiration
Fund	2026	2027	2028	Total
Convertible Fund
Class A	$311	$230	$202	$743
Class C	88	76	66	230
Institutional Class	1,328	1,187	1,359	3,874
Class R6	— (1)	1	8	9
Duff & Phelps Water Fund
Class A	584	569	556	1,709
Class C	111	98	80	289
Institutional Class	773	879	1,046	2,698
Global Allocation Fund
Class A	226	222	199	647
Class C	13	11	9	33
Institutional Class	34	33	32	99
Class R6	1,051	760	564	2,375
International Small-Cap Fund
Class A	18	20	18	56
Class C	1	1	— (1)	2
Institutional Class	94	83	98	275
Class R6	83	89	114	286
Newfleet Short Duration High Income Fund
Class A	156	150	168	474
Class C	87	69	69	225
Institutional Class	389	469	745	1,603
Class R6	9	18	19	46

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2025
	Expiration
Fund	2026	2027	2028	Total
NFJ Emerging Markets Value Fund
Class A	$42	$29	$51	$122
Class C	3	2	3	8
Institutional Class	194	131	130	455

(1)	Amount is less than $500 (not in thousands).
During the year ended September 30, 2025, the Adviser did not recapture any expenses previously waived.
E.
Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the year ended September 30, 2025, it retained net commissions of $36 for Class A shares and CDSC of $1 and $11 for Class A shares and Class C shares, respectively.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25%(1) for Class A shares, and 1.00%(1)(2) for Class C shares (0.50% for Newfleet Short Duration High Income Fund). Prior to May 10, 2024, Administrative Class shares paid a 0.25% Administrative Distribution fee. Institutional Class shares and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Funds may be exchanged for shares of the same class of certain other Virtus Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
(1) Some of the Funds invest in ETFs. In addition to the fees listed, the Funds bear their proportionate shares of any distribution and shareholder servicing fees of the ETFs.
(2) The Funds’ distributor has contractually agreed to waive its 12b-1 fees applicable to Class C shares to the extent that the Funds’ investments in underlying ETFs with their own 12b-1 fees would otherwise cause the total 12b-1 fees paid directly or indirectly by the Fund to exceed the limits set forth in applicable law or regulation.
F.
Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the year ended September 30, 2025, the Funds incurred administration fees totaling $2,608 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the year ended September 30, 2025, the Funds incurred transfer agent fees totaling $1,168 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.
Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the year ended September 30, 2025, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
Outside of Rule 17a-7 transactions, other investments with affiliated issuers are separately reported in this note. An affiliated issuer includes any company in which the Fund held 5% or more of a company’s outstanding voting shares at any point during the period, as well as other circumstances where an investment adviser or subadviser to the Fund is deemed to exercise, directly or indirectly, a certain level of control over the company.
A summary of the Global Allocation Fund’s total long-term and short-term purchases and sales of the respective shares of the affiliated investments(1) during the year ended September 30, 2025, is as follows:

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2025
	Value, beginning of period	Purchases(2)	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares	Dividend income	Distributions of realized gains
Global Allocation Fund
Affiliated Mutual Funds—47.6%
Virtus Duff & Phelps Water Fund Institutional Shares(3)	$4,437	$319	$4,653	$670	$(773)	$—	—	$32	$287
Virtus KAR Mid-Cap Core Fund(3)	4,708	—	4,635	121	(194)	—	—	—	—
Virtus Newfleet Core Plus Bond Fund(3)	—	29,628	3,754	33	201	26,108	2,522,459	132	—
Virtus Seix Floating Rate High Income Fund(3)	—	5,941	—	—	(8)	5,933	773,579	42	—
Virtus Seix High Yield Fund(3)	—	14,832	—	—	56	14,888	1,868,030	85	—
Virtus SGA International Growth Fund(3)	7,182	1,600	7,123	(1,456)	(203)	—	—	23	1,577
Virtus Silvant Focused Growth Fund Class R6(3)	9,517	12,390	—	—	2,182	24,089	268,224	—	489
	$25,844	$64,710	$20,165	$(632)	$1,261	$71,018		$314	$2,353
Affiliated Exchange-Traded Fund—0.0%
Virtus Duff & Phelps Clean Energy ETF(3)	2,889	300	3,527	531	(193)	—	—	45	—
Total	$28,733	$65,010	$23,692	$(101)	$1,068	$71,018		$359	$2,353

Footnote Legend:
(1)	Includes reinvested dividends from income and capital gain distributions.
(2)
The Global Allocation Fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At September 30, 2025, the Fund was the owner of record of less than
10% of all affiliated underlying funds.

(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
H.
Trustee Deferred Compensation Plan
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at September 30, 2025.
In calendar year 2018 and certain other periods prior to January 1, 2020, the Funds maintained a different deferred compensation plan pursuant to which each Trustee who was not affiliated with Allianz Global Investors U.S. LLC had the opportunity to elect not to receive all or a portion of his or her fees from the respective Fund on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Virtus Investment Trust (then known as Allianz Funds) and Virtus Strategy Trust (then known as Allianz Funds Multi-Strategy Trust) selected by such Trustee from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2020, and all Trustee fees earned with respect to service in calendar year 2020 were paid in cash, on a current basis. The Trustees do not currently receive any pension or retirement benefits from the Funds.
In addition to the Trustee fees deferred in the current period, the Funds still have obligations with respect to Trustee fees deferred in 2018 and in other periods prior to January 1, 2020, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the applicable deferred compensation plan.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2025
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities, forward currency contracts, and short-term securities) during the year ended September 30, 2025, were as follows:
	Purchases	Sales
Convertible Fund	$1,969,086	$2,132,951
Duff & Phelps Water Fund	170,709	275,411
Global Allocation Fund	145,135	121,953
International Small-Cap Fund	34,785	37,490
Newfleet Short Duration High Income Fund	418,087	332,649
NFJ Emerging Markets Value Fund	11,541	17,672
Purchases and sales of long-term U.S. government and agency securities during the year ended September 30, 2025, were as follows:
	Purchases	Sales
Global Allocation Fund	$2,015	$22,234
Note 6. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the years ended as indicated below, were as follows:
	Convertible Fund				Duff & Phelps Water Fund
	Year Ended September 30, 2025		Year Ended September 30, 2024		Year Ended September 30, 2025		Year Ended September 30, 2024
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	566	$21,173	402	$13,080	738	$14,913	715	$14,269
Reinvestment of distributions	81	2,981	121	3,993	671	12,806	312	5,940
Shares repurchased and cross class conversions	(1,148)	(42,456)	(2,248)	(72,588)	(2,126)	(42,795)	(2,008)	(39,748)
Net Increase / (Decrease)	(501)	$(18,302)	(1,725)	$(55,515)	(717)	$(15,076)	(981)	$(19,539)
Class C
Shares sold and cross class conversions	48	$1,834	84	$2,753	93	$1,778	207	$3,862
Reinvestment of distributions	19	708	32	1,073	122	2,164	55	980
Shares repurchased and cross class conversions	(455)	(17,114)	(715)	(23,573)	(582)	(10,934)	(744)	(13,850)
Net Increase / (Decrease)	(388)	$(14,572)	(599)	$(19,747)	(367)	$(6,992)	(482)	$(9,008)
Institutional Class
Shares sold and cross class conversions	5,352	$195,037	13,787	$442,935	1,746	$34,379	8,681	$182,197
Reinvestment of distributions	665	24,036	746	24,066	1,340	24,915	450	8,381
Shares repurchased and cross class conversions	(8,780)	(312,440)	(10,709)	(336,854)	(5,348)	(104,425)	(3,857)	(75,806)
Net Increase / (Decrease)	(2,763)	$(93,367)	3,824	$130,147	(2,262)	$(45,131)	5,274	$114,772

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2025
	Convertible Fund				Duff & Phelps Water Fund
	Year Ended September 30, 2025		Year Ended September 30, 2024		Year Ended September 30, 2025		Year Ended September 30, 2024
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class R6
Shares sold and cross class conversions	327	$11,860	13	$395	—	$—	—	$—
Reinvestment of distributions	4	155	— (1)	10	—	—	—	—
Shares repurchased and cross class conversions	(35)	(1,269)	(3)	(110)	—	—	—	—
Net Increase / (Decrease)	296	$10,746	10	$295	—	$—	—	$—

	Global Allocation Fund				International Small-Cap Fund
	Year Ended September 30, 2025		Year Ended September 30, 2024		Year Ended September 30, 2025		Year Ended September 30, 2024
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	68	$736	89	$900	10	$323	9	$261
Reinvestment of distributions	83	865	82	809	3	93	7	183
Shares repurchased and cross class conversions	(407)	(4,397)	(651)	(6,558)	(15)	(457)	(27)	(800)
Net Increase / (Decrease)	(256)	$(2,796)	(480)	$(4,849)	(2)	$(41)	(11)	$(356)
Class C
Shares sold and cross class conversions	20	$229	13	$139	1	$15	1	$16
Reinvestment of distributions	2	25	3	28	— (1)	2	— (1)	4
Shares repurchased and cross class conversions	(31)	(343)	(72)	(759)	(1)	(42)	(4)	(110)
Net Increase / (Decrease)	(9)	$(89)	(56)	$(592)	—	$(25)	(3)	$(90)
Institutional Class
Shares sold and cross class conversions	107	$1,168	182	$1,845	29	$904	197	$6,101
Reinvestment of distributions	16	168	15	145	20	592	19	565
Shares repurchased and cross class conversions	(154)	(1,630)	(200)	(1,984)	(48)	(1,468)	(133)	(4,075)
Net Increase / (Decrease)	(31)	$(294)	(3)	$6	1	$28	83	$2,591
Class R6
Shares sold and cross class conversions	2,188	$22,886	2,080	$20,767	100	$3,233	479	$14,762
Reinvestment of distributions	330	3,289	511	4,840	28	811	22	646
Shares repurchased and cross class conversions	(2,965)	(30,974)	(10,066)	(97,935)	(201)	(6,412)	(111)	(3,377)
Net Increase / (Decrease)	(447)	$(4,799)	(7,475)	$(72,328)	(73)	$(2,368)	390	$12,031

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2025
	Newfleet Short Duration High Income Fund				NFJ Emerging Markets Value Fund
	Year Ended September 30, 2025		Year Ended September 30, 2024		Year Ended September 30, 2025		Year Ended September 30, 2024
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	2,659	$36,620	2,130	$29,046	142	$2,308	297	$4,567
Reinvestment of distributions	521	7,145	496	6,744	3	44	5	80
Shares repurchased and cross class conversions	(2,614)	(35,937)	(2,395)	(32,610)	(199)	(3,277)	(440)	(6,784)
Net Increase / (Decrease)	566	$7,828	231	$3,180	(54)	$(925)	(138)	$(2,137)
Class C
Shares sold and cross class conversions	912	$12,611	824	$11,302	— (1)	$1	— (1)	$3
Reinvestment of distributions	189	2,608	203	2,766	— (1)	3	— (1)	3
Shares repurchased and cross class conversions	(1,249)	(17,270)	(1,427)	(19,482)	(5)	(91)	(12)	(185)
Net Increase / (Decrease)	(148)	$(2,051)	(400)	$(5,414)	(5)	$(87)	(12)	$(179)
Institutional Class
Shares sold and cross class conversions	16,871	$229,636	21,503	$290,396	8	$156	228	$3,562
Reinvestment of distributions	2,103	28,538	1,504	20,274	8	128	27	407
Shares repurchased and cross class conversions	(11,165)	(151,573)	(11,003)	(148,604)	(346)	(5,784)	(1,373)	(21,145)
Net Increase / (Decrease)	7,809	$106,601	12,004	$162,066	(330)	$(5,500)	(1,118)	$(17,176)
Class R6
Shares sold and cross class conversions	622	$8,483	754	$10,168	—	$—	—	$—
Reinvestment of distributions	14	194	21	279	—	—	—	—
Shares repurchased and cross class conversions	(390)	(5,301)	(715)	(9,660)	—	—	—	—
Net Increase / (Decrease)	246	$3,376	60	$787	—	$—	—	$—

(1)	Amount is less than 500 shares (not in thousands).
Note 7. 10% Shareholders
As of September 30, 2025, the Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts*
Convertible Fund	28%	2
Duff & Phelps Water Fund	11	1
Global Allocation Fund	16	1
International Small-Cap Fund	81	2
Newfleet Short Duration High Income Fund	26	2
NFJ Emerging Markets Value Fund	67	2

*	None of the accounts are affiliated.
Note 8. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2025
adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. Each of these factors can affect the value and liquidity of the assets of a Fund. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline.
The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. A Fund may be unable to receive and repatriate proceeds and/or interest payments due to U.S. and Russian sanctions related to the Russia/Ukraine war.
Sanctions threatened or imposed may result in a decline in the value and liquidity of a Fund’s assets. The securities of a Fund may be deemed to have a zero value. A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.
For all these reasons, investments in emerging markets may be considered speculative. To the extent that a Fund invests a significant portion of its assets in a particular emerging market, the Fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular country.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.
Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
At September 30, 2025, the following Funds held securities issued by various companies in specific sectors as detailed below:
Fund	Sector	Percentage of Total Investments
Duff & Phelps Water Fund	Machinery	27%
Duff & Phelps Water Fund	Water Utilities	27
NFJ Emerging Markets Value Fund	Information Technology	29
Note 9. Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2025
Note 10. Restricted Securities
($ reported in thousands)
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.
The following Fund held a security that was considered to be restricted at September 30, 2025:
Fund	Investment	Date of Acquisition	Cost	Value	Percentage of Net Assets
Newfleet Short Duration High Income Fund	Cloud Peak Energy, Inc.	8/14/2020	$—	$—	0.0%
Note 11. Redemption Facility
($ reported in thousands)
The Funds and certain other affiliated funds are parties to a $250,000 unsecured line of credit agreement dated September 18, 2017, as amended, (“Credit Agreement”) with a commercial bank. During the reporting period, the Credit Agreement was renewed with $35,000 of the total line of credit of $250,000 being allocated to one other affiliated fund and $215,000 being available to the Funds and certain other affiliated funds. Unless renewed, the Credit Agreement will terminate on July 2, 2026. The Credit Agreement allows the Funds to borrow cash from the bank to manage large, unexpected redemptions and trade fails, up to a limit of one-third or one-fifth, as applicable of each Fund’s total net assets in accordance with the terms of the agreement. Each Fund, that is a party to the Credit Agreement, is individually, and not jointly, liable for its borrowings, if any. The lending bank could require repayment of outstanding borrowings upon certain circumstances such as an event of default. Interest is charged at the higher of a SOFR or the Federal Funds Rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the year ended September 30, 2025, are included in the “interest expense and/or commitment fees” line on the Statements of Operations.
The following Funds had outstanding loans during the year. The borrowings were valued at cost, which approximates fair value.
Fund	Interest Incurred on Borrowing	Average Borrowing	Weighted Average Interest Rate	Days Outstanding
Duff & Phelps Water Fund	$8	$3,599	5.43%	15
NFJ Emerging Markets Value Fund	— (1)	114	5.48	10

(1)	Amount is less than $500 (not in thousands).
Note 12. Federal Income Tax Information
($ reported in thousands)
At September 30, 2025, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Convertible Fund	$1,175,444	$232,691	$ (15,446)	$217,245
Duff & Phelps Water Fund	345,792	228,730	(3,775)	224,955
Global Allocation Fund (Including Purchased Options)	128,604	12,806	(907)	11,899
Global Allocation Fund (Written options)	(17)	8	—	8
International Small-Cap Fund	40,328	13,995	(1,234)	12,761
Newfleet Short Duration High Income Fund	670,630	13,187	(4,464)	8,723
NFJ Emerging Markets Value Fund	13,058	4,197	(1,125)	3,072
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the year ended September 30, 2025, the Funds’ capital loss carryovers were as follows:
Fund	Short-Term	Long-Term
Newfleet Short Duration High Income Fund	$44,971	$159,376
NFJ Emerging Markets Value Fund	9,146	10,498

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2025
The components of distributable earnings on a tax basis and certain tax attributes for the Fund consist of the following:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post-October Capital Loss Deferred	Capital Loss Deferred
Convertible Fund	$2,274	$64,284	$ —	$ —
Duff & Phelps Water Fund	4,859	47,991	—	—
Global Allocation Fund	4,645	4,107	—	—
International Small-Cap Fund	1,660	198	—	—
Newfleet Short Duration High Income Fund	—	—	11,046	204,347
NFJ Emerging Markets Value Fund	462	—	18	19,644
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the years ended September 30, 2025 and 2024, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
Convertible Fund
9/30/25	$29,642	$ —	$29,642
9/30/24	36,350	—	36,350
Duff & Phelps Water Fund
9/30/25	3,430	41,805	45,235
9/30/24	4,700	16,460	21,160
Global Allocation Fund
9/30/25	3,842	655	4,497
9/30/24	6,000	—	6,000
International Small-Cap Fund
9/30/25	1,510	—	1,510
9/30/24	1,640	—	1,640
Newfleet Short Duration High Income Fund
9/30/25	43,700	—	43,700
9/30/24	41,139	—	41,139
NFJ Emerging Markets Value Fund
9/30/25	175	—	175
9/30/24	519	—	519
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 13. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 14. Recent Accounting Pronouncement
In December 2023, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures. The amendments enhance income tax disclosures by requiring greater disaggregation in the rate reconciliation and income taxes paid by jurisdiction, while removing certain disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2025
Note 15. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following are subsequent events requiring recognition or disclosure in these financial statements.
Effective on January 21, 2026 (the “Closing Date”), Class C shares of the Funds will no longer be available for purchase by new or existing shareholders, except by existing shareholders through qualifying transactions. Shareholders who own Class C shares as of the Closing Date may continue to hold such shares until they convert to Class A shares, as described in the Statutory Prospectus or other written notice. All other Class C share characteristics, including but not limited to 12b-1 plan fees, contingent deferred sales charges, and shareholder service fees, will remain unchanged.
On January 26, 2026, Class C of each of Global Allocation Fund, International Small-Cap Fund and NFJ Emerging Markets Value Fund will be eliminated as a share class and existing Class C shares of those Funds will be converted to Class A shares of each respective Fund. Shareholders holding Class C shares at the time of the conversion will receive Class A shares having an aggregate net asset value equal to the aggregate net asset value of their Class C shares immediately prior to the conversion. No sales charges will be imposed in connection with this conversion, and the conversion is not expected to be treated as a taxable event by the U.S. Internal Revenue Service. Please refer to each Fund’s Prospectuses for any differences between share classes, including sales charge structure, expenses and other options.
Effective October 1, 2025, the Newfleet Short Duration High Income Fund will change its dividend distribution frequency to monthly (declared daily).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Strategy Trust and Shareholders of Virtus Convertible Fund, Virtus Duff & Phelps Water Fund, Virtus Global Allocation Fund, Virtus International Small-Cap Fund, Virtus Newfleet Short Duration High Income Fund, and Virtus NFJ Emerging Markets Value Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Convertible Fund, Virtus Duff & Phelps Water Fund, Virtus Global Allocation Fund, Virtus International Small-Cap Fund, Virtus Newfleet Short Duration High Income Fund, and Virtus NFJ Emerging Markets Value Fund (constituting Virtus Strategy Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2025, the related statements of operations for the year ended September 30, 2025, the statements of changes in net assets for each of the two years in the period ended September 30, 2025, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2025 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 21, 2025

We have served as the auditor of one or more of the investment companies in the Virtus group of investment companies since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS STRATEGY TRUST
OTHER INFORMATION
September 30, 2025
FORM N-CSR ITEM 8 - Changes in and Disagreements with Accountants
None
FORM N-CSR ITEM 9 - Proxy Disclosure
None
FORM N-CSR ITEM 10 - Remuneration Paid to Trustees
For the year ended September 30, 2025, the Funds incurred independent Trustee’s fees totaling $202 which are included in the Statement of Operations within the line item “Trustees fees and expenses”. No remuneration was paid to the officers or affiliated trustee.
FORM N-CSR ITEM 11 – Statement Regarding Basis for Approval of Investment Advisory Contract
None

VIRTUS STRATEGY TRUST
TAX INFORMATION NOTICE (Unaudited)
September 30, 2025
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2026, the Funds will notify applicable shareholders of amounts for use in preparing 2025 U.S. federal income tax forms. Shareholders should consult their tax advisors.

With respect to distributions paid during the fiscal year ended September 30, 2025, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Fund	Qualified Dividend Income % (non-corporate shareholder)	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
Convertible Fund	34.99%	34.99%	$64,284
Duff & Phelps Water Fund	100.00	76.24	54,842
Global Allocation Fund	24.18	25.42	4,112
International Small-Cap Fund	76.49	0.00	198
Newfleet Short Duration High Income Fund	0.00	0.00	—
NFJ Emerging Markets Value Fund	21.41	0.00	—
For the fiscal year ended September 30, 2025, certain Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Code, and the Treasury Regulations thereunder.
	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
International Small-Cap Fund	$2,074	$95
NFJ Emerging Markets Value Fund	316	18

VIRTUS STRATEGY TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Connie D. McDaniel, Chair
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
John R. Mallin
R. Keith Walton
Brian T. Zino
Principal Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Investment Advisers, LLC
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services
1-800-243-1574
Adviser Consulting Group
1-800-243-4361
Website
Virtus.com

P.O. Box 534470
Pittsburgh, PA 15253-4470

For more information about Virtus Funds,
please contact us at 1-800-243-1574, or visit Virtus.com.
8068 11-25

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Refer to the Other Information Section in Item 7(a).

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Refer to the Other Information Section in Item 7(a).

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Refer to the Other Information Section in Item 7(a).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Refer to the Other Information Section in Item 7(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Disclosure not required for open-end management investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940

(17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Disclosure not required for open-end management investment companies.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Strategy Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 12/02/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	12/02/2025

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date 12/01/2025

*	Print the name and title of each signing officer under his or her signature.